Ameritas No-Load Variable Annuity
PROSPECTUS: May 1, 2004

Ameritas NO-LOAD
Variable Annuity (sm)
Flexible Premium
Deferred Variable Annuity Policy
                             Ameritas Life Insurance Corp. Separate Account LLVA

         This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, invest on a tax-deferred basis and meet long-term financial goals. As an annuity, it also provides you with several ways to receive regular income from your investment. An initial minimum payment is required. Further investment is optional.

         You may allocate all or part of your investment among variable investment options (where you have the investment risk, including possible loss of principal) with allocated indirect interests in non-publicly traded portfolios from these series funds:

-------------------------- ----------------------------------------- -----------------------------------------------
                                Series Fund issuing the Subaccount
     Referred to as:                  underlying portfolios:                     Portfolio Advisor - Subadvisors
-------------------------- ----------------------------------------- -----------------------------------------------
AMERITAS PORTFOLIOS        Calvert Variable Series, Inc. Ameritas    Ameritas Investment Corp.
                           Portfolios                                -Fred Alger Management, Inc. (Fred Alger)
                                                                     -John McStay Investment Counsel (McStay)
                                                                     -State Street Global Advisors (State Street)
-------------------------- ----------------------------------------- ------------------------------------------------
CALVERT PORTFOLIOS         Calvert Variable Series, Inc. Calvert     Calvert Asset Management Company, Inc.
                           Social Portfolios
-------------------------- ----------------------------------------- ------------------------------------------------
FIDELITY                   Variable Insurance Products: Initial      Fidelity Management & Research Company
                           Class
                           Variable Insurance Products: Service
                           Class
-------------------------- ----------------------------------------- ------------------------------------------------
AIM FUNDS                  AIM Variable Insurance Funds              AIM Advisors, Inc.
-------------------------- ----------------------------------------- ------------------------------------------------
JANUS ASPEN                Janus Aspen Series - Institutional        Janus Capital Management LLC
                           Shares
-------------------------- ----------------------------------------- ------------------------------------------------
NEUBERGER BERMAN           Neuberger Berman Advisers Management      Neuberger Berman Management Inc.
                           Trust
-------------------------- ----------------------------------------- ------------------------------------------------
RYDEX                      Rydex Variable Trust                      Rydex Global Advisors
-------------------------- ----------------------------------------- ------------------------------------------------
SCUDDER                    Scudder Investments VIT Funds             Deutsche Asset Management, Inc.
-------------------------- ----------------------------------------- ------------------------------------------------
STRONG                     Strong Variable Insurance Funds, Inc.,    Strong Capital Management, Inc.
                           and
                           Strong Opportunity Fund II, Inc.
-------------------------- ----------------------------------------- ------------------------------------------------
THIRD AVENUE               Third Avenue Variable Series Trust        Third Avenue Management LLC
-------------------------- ----------------------------------------- ------------------------------------------------
VANGUARD                   Vanguard Variable Insurance Fund          Barrow, Hanley, Mewhinney & Strauss, Inc.
                                                                     Granahan Investment Management, Inc.;
                                                                     Grantham, Mayo, Van Otterloo & Co. LLC
                                                                     Alliance Capital Management L.P.
                                                                     Newell Associates
                                                                     Schroder Investment Management North America, Inc.;
                                                                     Baillie Gifford Overseas Ltd
                                                                     The Vanguard Group
                                                                     Wellington Management Company, LLP
-------------------------- ----------------------------------------- ------------------------------------------------

or you may allocate all or part of your investment to a Fixed Account fixed interest rate option (where we have the investment risk and guarantee a certain return on your investment).

         A Statement of Additional Information and other information about us and the Policy, with the same date as this prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. For a free copy, access it on the SEC's Web site (www.sec.gov select "Filings" and type in "Ameritas Life"), or write or call us. The Table of Contents for the Statement of Additional Information is on the last page of this prospectus.

Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

           The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the
                 Policy. Any representation to the contrary is a
                                criminal offense.

          NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                   Ameritas Life Insurance Corp. (we, us, our)
            Service Center, P.O. Box 81889, Lincoln, Nebraska 68501.
                     1-800-255-9678. www.ameritasdirect.com
                             ----------------------

Contacting Us. To answer your questions or to send additional premium, write or call us at:

                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 81889
                             Lincoln, Nebraska 68501
                                       Or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-255-9678
                               Fax: 1-402-467-7725
                             www.ameritasdirect.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Sending Forms, Written Notice and Written Requests in "Good Order." If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us to learn what information is required for the request to be in "good order". We can only act upon requests that are received in good order.

Remember, the Correct Form is important for us to accurately process your Policy elections and changes. Many can be found on the on-line services section of our Web site. Or, call us at our toll-free number and we'll send you the form you need.
                            Make checks payable to:
                        "Ameritas Life Insurance Corp."


TABLE OF CONTENTS                                         Begin on Page

     DEFINED TERMS...............................................3
     POLICY OVERVIEW.............................................4
     CHARGES TABLES..............................................6
     FINANCIAL INFORMATION.......................................9
     IMPORTANT POLICY PROVISIONS.................................9
         Policy Application and Issuance
         Your Policy Value
         Telephone Transactions
         Delay of Payments
         Beneficiary
         Minor Owner or Beneficiary
         Policy Changes
         Policy Termination
     INVESTMENT OPTIONS.........................................12
         Separate Account Variable Investment Option
         Fixed Account Fixed Interest Rate Option
         Transfers
         Third-Party Services
         Systematic Transfer Programs:
           Dollar Cost Averaging, Portfolio Rebalancing, Earning Sweep
     CHARGES....................................................16
         No Sales Load
         No Withdrawal Charge
         Mortality and Expense Risk Charge
         Administrative Charges
           Administrative Expense Fee, Annual Policy Fee
         Transfer Fee
         Tax Charges
         Fees Charged by the Portfolios
         Waiver of Certain Charges
     POLICY DISTRIBUTIONS.......................................18
         Withdrawals
         Loans
         Death Benefits
         Annuity Income Phase
     TAX MATTERS................................................21
         Taxation of Nonqualified Policies
         Taxation of Qualified Policies
         Possible Tax Law Changes
     MISCELLANEOUS..............................................23
         About Our Company
         Distribution of the Policies
         Voting Rights
         Distribution of Materials
         Advertising
         Legal Proceedings
     APPENDIX A: Variable Investment Option Portfolios..........A:1
     APPENDIX B:  Accumulation Unit Values......................B:1
     APPENDIX C:  Tax-Qualified Plan Disclosures................C:1
     Thank You.  If You Have Questions,......................Last Page
     Statement of Additional Information Table of Contents...Last Page

DEFINED TERMS
--------------------------------------------------------------------------------
Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Annuitant is the person on whose life annuity payments involving life contingencies are based and who receives Policy annuity payments.

Annuity Date is the date annuity income payouts are scheduled to begin. This date is identified on the Policy Schedule page of your Policy. You may change this date, as permitted by the Policy and described in this prospectus.

Beneficiary(ies)
   Owner's Beneficiary(ies) is the person(s) or legal entity who becomes the Policy Owner upon the Owner's death and who receives the death benefit payable upon the Owner's death prior to the Annuity Date if the Owner and Annuitant are not the same person. If none is named, and the Owner and Annuitant are different persons, those benefits are paid to the Owner's estate.
   Annuitant's Beneficiary(ies) is the person(s) or legal entity who receives the death benefit payable upon the Annuitant's death.
   If either an Owner or Annuitant's Beneficiary is named in the application, but not both, we presume you intend that person(s) or entity to serve both roles.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Policy value less applicable Policy fee, and any premium tax charge not previously deducted.

Owner, you, your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of this Policy.

Subaccount is a division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund.

We, Us, Our, Ameritas, ALIC - Ameritas Life Insurance Corp.

Written Notice -- Written notice, signed by you, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas, Service Center, P.O. Box 81889, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-6153. Call us if you have questions about what form or information is required.

           This prospectus may only be used to offer the Policy where the Policy may lawfully be sold. The Policy, and certain
         features described in this prospectus, may not be available in all states.

           If your Policy is issued as part of a qualified plan under the Internal Revenue Code, refer to any plan documents
              and disclosures for information about how some of the
               benefits and rights of the Policy may be affected.

POLICY OVERVIEW

         The following is intended as a summary. Please read each section of this prospectus for additional detail.

         The Ameritas NO-LOAD Variable Annuity is a variable annuity savings vehicle offering a variety of investment options to help meet long-term financial goals. Associated charges are discussed in this prospectus' CHARGES TABLES and CHARGES sections. You can allocate your premiums among a wide spectrum of Separate Account variable investment options and to a Fixed Account fixed interest rate option. In the Separate Account variable investment options you may gain or lose money on your investment. In the Fixed Account option, we guarantee you will earn a fixed rate of interest. The investment options are described on this prospectus' first page and the INVESTMENT OPTIONS section.

         COMPARISON TO OTHER POLICIES AND INVESTMENTS

         Compared to fixed annuities. The Policy is like a fixed annuity in most ways except for its variable investment features. The Policy is different from fixed-interest annuities in that, to the extent you select Separate Account variable investment options, your Policy value will reflect the investment experience of the selected variable investment options, so you have both the investment risk (including possible loss of principal) and opportunity, not us.

         Compared to mutual funds. Although the Separate Account variable investment options' underlying portfolios operate like publicly traded mutual funds and have the same investment risks, in many ways the Policy differs from publicly traded mutual fund investments. Unlike publicly traded mutual funds, the Policy has these features:

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed fees.

o    Accumulates capital on a tax-deferred basis.
o A guaranteed minimum return on your investment if you choose a Fixed Account option.
o Can provide annuity payments for the rest of your life or for some other period.
o    Provides a death benefit that could be higher than the value of the Policy.
o Generally defers federal income tax liability on any earnings until you receive a distribution from the Policy.
o You can transfer money from one underlying investment portfolio to another without tax liability.
o Automatically reinvests dividends and capital gains distributed by the variable investment options' underlying portfolios and reflects them in the portfolios' value.
o Deducts charges from Policy value for insurance benefits not available with direct mutual fund investments.
o Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your premiums.
o You have a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state (see the cover of your Policy).
o We, not you, own the shares of the variable investment options' underlying portfolios. You have interests in the Separate Account Subaccounts that invest in the underlying portfolios that you select.

         TAX-QUALIFIED PLANS

         The Policy can be used to fund a tax-qualified plan such as an IRA or Roth IRA (including for rollovers from tax-sheltered annuities), SEP, or SIMPLE IRA, etc. This Prospectus generally addresses the terms that affect a non-tax-qualified annuity. If your Policy funds a tax-qualified plan, read the Qualified Plan Disclosures in this prospectus' Appendix C to see how they might change your Policy rights and requirements. Contact us if you have questions about the use of the Policy in these or other tax-qualified plans.

         POLICY OPERATION & FEATURES
Premiums.
o    Minimum initial premium: $2,000.
o Minimum additional premium: $250, or $50 per month if through electronic funds transfer.
o No additional premiums will be accepted after the earlier of the Annuity Date or the Annuitant's 85th birthday without our approval.

Investment Options.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
o You may transfer among investments, subject to limits. Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Deductions from Assets.
(See CHARGES TABLES on next pages.)

No Sales Load.

No Withdrawal Charges.

Deductions from entire Policy value:
o Generally, premium taxes, if any. (Some states levy this tax when premium is paid.)
o    Policy fee.

Deductions from Separate Account assets only:
o    Mortality and expense risk charge.
o    Underlying portfolio investment advisory fees and operating expenses.

Withdrawals.
o    There are no withdrawal charges.
o    Each withdrawal must be at least $250.

                      -----------------
                          Premiums
                      -----------------
---------------------------------------------------------
             Ameritas Life Insurance Corp.
---------------------------------------------------------
                   Investment Options
-------------- -- ---------------------------------------
    Fixed
   Account            Ameritas Life Insurance Corp.
                          Separate Account LLVA
Policy Value
 receives a            Variable Investment Options
 guaranteed       Policy value may vary daily depending
    fixed           upon the investment performance of
  interest              the underlying portfolios.
    rate.
-------------- -- ---------------------------------------
                             The Subaccounts
-------------- -- ------------ ------------- ------------
                       A            B           Etc.
-------------- -- ------------ ------------- ------------
                  Underlying    Underlying      Etc.
                  Portfolio A  Portfolio B
--------------    ------------ ------------- ------------
            Charges (Deductions from Assets)
---------------------------------------------------------
-------------------    ---------------    ---------------
   Withdrawals             Death             Annuity
                          Benefit         Income Options
-------------------    ---------------    ---------------

Annuity Income.
o    Several fixed annuity income options are available.

Death Benefit.
o    A death benefit is paid upon the death of the Annuitant.

         POLICY PHASES

         The Policy is a deferred annuity: it has an accumulation (or deferral) phase and an annuity income phase.

         Accumulation Phase. During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the Fixed Account). Withdrawals may be subject to income tax and a penalty tax.

         Annuity Income Phase. The accumulation phase ends and the annuity income phase begins on a date you select or the later of the fifth Policy Anniversary or Anniversary nearest the Annuitant's 85th birthday. During the annuity income phase, we will make periodic payments to the Annuitant, unless you specify otherwise. You can select payments that are guaranteed to last for the Annuitant's entire life or for some other period. Some or all of each payment will be taxable.

CHARGES TABLES

         BASE POLICY CHARGES

         The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

         The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Policy value between investment options. State premium taxes may also be deducted.

------------------------------------------------------------------------------------- ---------------- ---------------
                                                                                                          Guaranteed
                                                                                           Current          Maximum
                                                                                             Fee              Fee
----------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES
---------------------------------- -------------------------------------------------- ---------------- ---------------
SALES LOAD                                                                                None             None
---------------------------------- -------------------------------------------------- ---------------- ---------------
WITHDRAWAL CHARGE                                                                         None             None
---------------------------------- -------------------------------------------------- ---------------- ---------------
TRANSFER FEE (per transfer)        -  first 15 transfers per year                         None             None
                                   -  over 15 transfers in one Policy Year,
                                       we may charge ...                                  None             $10
----------------------------------------------------------------------------------------------------------------------

         The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

------------------------------------------------------------------------------------- ---------------- ---------------
                                                                                                          Guaranteed
                                                                                           Current          Maximum
                                                                                             Fee              Fee
----------------------------------------------------------------------------------------------------------------------
ANNUAL POLICY FEE
------------------------------------------------------------------------------------- ---------------- ---------------
ANNUAL POLICY FEE (deducted at end of each Policy Year or upon total surrender)              $25             $40
----------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
      (deducted daily from assets allocated to the Separate Account to equal the annual % shown)
------------------------------------------------------------------------------------- ---------------- ---------------
 MORTALITY & EXPENSE RISK CHARGE                                                            0.55%           0.95%
----------------------------------------------------------------------------------------------------------------------

         PORTFOLIO COMPANY OPERATING EXPENSES (as of December 31, 2003)

         The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before any waivers or reductions, that you may pay periodically during the time that you own the contract, followed by a table showing additional information for each portfolio company. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

---------------------------------------------------------------------------- -------------------- --------------------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
   Expenses that are deducted from portfolio company assets, including               Minimum              Maximum
   management fees, distribution and/or service (12b-1) fees, and other expenses
---------------------------------------------------------------------------- -------------------- --------------------
Before any Waivers and Reductions                                                     0.18% (1)           2.42% (2)
------------------------------------------------------------------------------ ------------------- ------------------
After any Waivers and Reductions (explained in the footnotes to these tables)         0.18% (1)           2.42% (2)
---------------------------------------------------------------------------------------------------------------------

     (1) Vanguard VIF Equity Index Fund.
     (2) Calvert CVS Social International Equity Portfolio. Total expenses reflect an indirect fee and fees before waivers. Indirect fees result from the portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 2.24%.

----------------------------------------------------------------------------------------------------------------------
                                                                              Total                 Total after
Subaccount's underlying                    Management    12b-1     Other      Fund    Waivers and   Waivers and
Portfolio Name                                Fees       Fees      Fees       Fees    Restrictions  Reductions, if any
---------------------------------------------------------------------------- -------------------- --------------------
----------------------------------------------------------------------------------------------------------------------
AMERITAS PORTFOLIOS (subadvisor) (1)
o   Ameritas Growth (Fred Alger)             0.80%         -       0.14%       0.94%       0.05%         0.89%
o   Ameritas Index 500 * (State Street)      0.29%         -       0.17%       0.46%       0.08%         0.38%
o   Ameritas MidCap Growth (Fred Alger)      0.85%         -       0.19%       1.04%       0.10%         0.94%
o   Ameritas Small Capitalization (McStay)   0.90%         -       0.36%       1.26%       0.26%         1.00%
CALVERT Portfolios
o   CVS Social Balanced                      0.70%         -       0.23%       0.93%         -           0.93%
o   CVS Social International Equity          1.10%         -       1.32%       2.42%         -           2.42% (2)
o   CVS Social Mid Cap Growth                0.90%         -       0.30%       1.20%         -           1.20% (2)
o   CVS Social Small Cap Growth              1.00%         -       0.42%       1.42%         -           1.42% (2)
FIDELITY
o   VIP Contrafund(R): Service Class         0.58%       0.10%     0.09%       0.77%         -           0.77% (3)
o   VIP High Income: Service Class           0.58%       0.10%     0.11%       0.79%         -           0.79%
o   VIP Investment Grade Bond:               0.43%         -       0.11%       0.54%         -           0.54%
    Initial Class
o   VIP Mid Cap: Service Class               0.58%       0.10%     0.12%       0.80%         -           0.80% (3)
AIM FUNDS (4)
o   INVESCO VIF-Financial Services           0.75%         -       0.36%       1.11%         -           1.11%
o   INVESCO VIF-Health Sciences              0.75%         -       0.33%       1.08%         -           1.08%
o   INVESCO VIF-Technology                   0.75%         -       0.41%       1.16%         -           1.16% (5)
JANUS ASPEN (6)
o   Growth                                   0.65%         -       0.02%       0.67%         -           0.67%
NEUBERGER BERMAN (7)
o   AMT Balanced                             0.85%         -       0.26%       1.11%         -           1.11%
o   AMT Growth                               0.85%         -       0.08%       0.93%         -           0.93%
o   AMT Limited Maturity Bond                0.65%         -       0.09%       0.74%         -           0.74%
o   AMT Partners                             0.83%         -       0.07%       0.90%         -           0.90%
RYDEX
o   Nova                                     0.75%         -       0.79%       1.54%         -           1.54%
o   OTC                                      0.75%         -       0.78%       1.53%         -           1.53%
o   Precious Metals                          0.75%         -       0.79%       1.54%         -           1.54%
o   Ursa                                     0.90%         -       0.77%       1.67%         -           1.67%
o   U.S. Government Bond                     0.50%         -       0.73%       1.23%         -           1.23%
SCUDDER (8)
o   VIT EAFE(R)Equity Index                  0.45%         -       0.64%       1.09%       0.44% (8)     0.65%
o   VIT Small Cap Index                      0.35%         -       0.26%       0.61%       0.16% (8)     0.45%
STRONG
o   Mid Cap Growth Fund II                   0.75% (9)     -       0.71%       1.46% (10)  0.28%         1.18%
o   Opportunity Fund II                      0.75% (9)     -       0.65%       1.40% (10)  0.31%         1.09%
THIRD AVENUE
o   Third Avenue Value                       0.90%         -       0.34%       1.24%         -           1.24%
VANGUARD
o   VIF Diversified Value                    0.45%         -       0.03%       0.48%         -           0.48%
o   VIF Equity Income                        0.32%         -       0.03%       0.35%         -           0.35%
o   VIF Equity Index                         0.16%         -       0.02%       0.18%         -           0.18%
o   VIF Growth                               0.36%         -       0.03%       0.39%         -           0.39%
o   VIF High Yield Bond                      0.26%         -       0.03%       0.29%         -           0.29%
o   VIF International                        0.36%         -       0.11%       0.47%         -           0.47%
o   VIF Mid-Cap Index                        0.24%         -       0.05%       0.29%         -           0.29%
o   VIF Money Market                         0.17%         -       0.03%       0.20%         -           0.20%
o   VIF REIT Index                           0.32%         -       0.04%       0.36%         -           0.36%
o   VIF Small Company Growth                 0.52%         -       0.03%       0.55%         -           0.55%
o   VIF Total Bond Market Index              0.20%         -       0.02%       0.22%         -           0.22%
----------------------------------------------------------------------------------------------------------------------

(1) The portfolio adviser (AIC) has contractually agreed to limit annual portfolio operating expenses through December 31, 2004, as reflected above.

(2) "Total Fees" reflect an indirect fee and fees before waivers. Indirect fees result from the portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be as follows:

                  CVS Social International Equity             2.24%
                  CVS Social Mid Cap Growth                   1.17%
                  CVS Social Small Cap Growth                 1.31%

(3) Total expenses of portfolios after any applicable reimbursement and/or directed brokerage/custodial expense reductions:
                  VIP Contrafund                              0.75%
                  VIP Mid Cap                                 0.78%

(4) The fund has adopted a new form of administrative services and transfer agency agreements, which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements. The fund's advisor is entitled to receive reimbursement from the fund for fees and expenses paid for by the fund's advisor pursuant to expense limitation commitments between the fund's advisor and the fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

(5) As a result of a reorganization of another fund into the fund, which occurred on April 30, 2004, the funds total annual operating expenses have been restated to reflect current expenses.

(6) Expenses are shown without the effect of any expense offset arrangement.

(7) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2007 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs that exceed in the aggregate 1.00% of each portfolios' average daily net asset value. The expense reimbursement arrangements for the portfolios are contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a portfolio to exceed the limitation.

(8) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts: VIT EAFE(R) Equity Index 0.65%, VIT Small Cap Index 0.45%.

(9) The fund has a breakpoint schedule under which the management fee will decrease on fund net assets above designated levels.

(10) The Fund's Advisor is currently waiving and/or absorbing expenses of 0.26% for the Mid Cap Growth Fund II and 0.30% for the Opportunity Fund II. The Funds participated in a program under which each received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit of 0.02% for the Mid Cap Growth Fund II and 0.01% for the Opportunity Fund II was applied, respectively, to the Fund's Other Expenses that were not attributable to the Advisor or its affiliates. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

         EXAMPLES OF EXPENSES

         The Examples below are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy owner transaction expenses, contract charges, separate account annual expenses, and Subaccount underlying portfolio fees and expenses.

         The Examples assume that you invest $10,000 in the Policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Policy fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the chart.

                                 -----------------------------------------------------------------------------------
                                    Surrender Policy at the end of the time period. ($)
                                    Annuitize Policy at the end of the time period. ($)
                                    Policy is neither surrendered nor annuitized.   ($)
                                 -----------------------------------------------------------------------------------
EXAMPLE                                  1 Yr              3 Yr              5 Yr             10 Yr
 -------------------------------------------------------------------------------------------------------------------
 Maximum Policy Expenses (1)             $38               $114              $193             $396

 Minimum Policy Expenses (2)             $11               $35                $59             $127
 -------------------------------------------------------------------------------------------------------------------

(1) Maximum Policy Expense Charges. This example assumes maximum charges of 0.95% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $25), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies.

(2) Minimum Policy Expense Charges. This example assumes current charges of 0.55% for Separate Account annual expenses, a $25 current Policy fee, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies.

FINANCIAL INFORMATION

         We provide Accumulation Unit value history for each of the Separate Account variable investment options in Appendix B. Financial statements of the Subaccounts of the Separate Account and our company are included in the Statement of Additional Information; to learn how to get a copy, see the front or back page of this prospectus.

IMPORTANT POLICY PROVISIONS

         The Ameritas NO-LOAD Variable Annuity Policy is a flexible premium deferred variable annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to the Annuitant for as long as the Annuitant lives or for some other period you select. In addition, if the Annuitant dies before those payments begin, the Policy will pay a death benefit to the Annuitant's Beneficiary. Many key rights and benefits under the Policy are summarized in this prospectus; however, you must refer to the Policy itself for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid under an annuity income option or as a death benefit.

         POLICY APPLICATION AND ISSUANCE

     Replacing an existing annuity policy is not always your best choice.
                      Evaluate any replacement carefully.

         To purchase a Policy, you must submit an application and a minimum initial premium. A Policy usually will be issued only if the Annuitant is age 0 through 85, rounded to the nearest birthday. We reserve the right to reject any application or premium for any reason.

         If your application is in good order upon receipt, we will credit your initial premium (less premium tax, if applicable) to the Policy value in accordance with the Policy's "right to examine" provision within two Business Days after the later of the date we receive your application or the date we receive your premium. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial premium unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met.

         The Policy Date is the date two Business Days after we receive your application and initial premium. It is the date used to determine Policy Anniversaries and Policy Years. No Policy will be dated on or after the 29th day of a month. (This does not affect how premium is credited; see the paragraph above.)
          You can purchase a tax-qualified Policy as part of Section 401(a) or 403(b) pension or profit-sharing plans, or an IRA, Roth IRA, SIMPLE IRA, and SEP, subject to certain limitations. See this prospectus' TAX MATTERS section for details.

o        Application in Good Order

         All application questions must be answered, but particularly note these requirements:
          o The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
          o Be certain you identify an Annuitant's Beneficiary and, if the Owner and Annuitant are not the same person, an Owner's Beneficiary if you want someone other than the Annuitant's Beneficiary to receive death benefits payable due to the Owner's premature death.
          o Your premium allocations must be completed in whole percentages, and total 100%.
          o    Initial premium must meet minimum premium requirements.
          o Signatures of the Owner and Annuitant (if other than the Owner) must be on the application.
          o Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.
          o    City, state and date application was signed must be completed.
          o    If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
          o    There may be forms in addition to the application required by law or regulation, especially when a qualified plan or replacement is involved.

o        Premium Requirements
         Your premium checks should be made payable to "Ameritas Life Insurance Corp." We may postpone crediting any payment made by check to your Policy value until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. Total premiums for all annuities held with us for the same Annuitant may not exceed $1 million without our consent.

         Initial Premium
          o    The only premium required. All others are optional.
          o Must be at least $2,000. We have the right to change these premium requirements, and to accept a smaller initial premium if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or as part of a tax-qualified plan.

         Additional Premiums
          o Must be at least $250; $50 if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or a tax-qualified plan. We have the right to change these premium requirements.
          o Will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the Annuitant's 85th birthday or (ii) the Annuity Date.

o        Allocating Your Premiums
         You may allocate your premiums among the variable investment options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.
          o    Allocations must be in whole percentages, and total 100%.
          o You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
          o All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

         "Right to Examine" Period Allocations
         If you allocate 100% of your initial premium to the Fixed Account, we can immediately honor your allocation. Otherwise, due to state "right to examine" requirements we will allocate all of your initial premium to the Vanguard VIF Money Market Subaccount for 13 days. Then, we will invest your initial premium among the investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the greater of the Policy value or premiums paid.

         YOUR POLICY VALUE

         On your Policy's date of issue, the Policy value equals the initial premium less any charge for applicable premium taxes. On any Business Day thereafter, the Policy value equals the sum of the values in the Separate Account variable investment options and the Fixed Account. The Policy value is expected to change from day to day, reflecting the expenses and investment experience of the selected variable investment options (and interest earned in the Fixed Account options) as well as the deductions for charges under the Policy.

o        Separate Account Value
         Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:
          (a) the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
          (b) the daily mortality and expense risk charge; and this result divided by
          (c) the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

         When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

         An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

o        Fixed Account Value
         The Policy value of the Fixed Account on any Business Day equals:
          (a) the Policy value of the Fixed Account at the end of the preceding Policy Month; plus
          (b) any net premiums credited since the end of the previous Policy Month; plus
          (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
          (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month;
               minus
          (e) any partial withdrawal taken from the Fixed Account since the end of the previous Policy Month; minus
          (f) the Fixed Account's share of the annual Policy fee on the Policy Anniversary; plus
          (g)  interest credited on the Fixed Account balance.

         TELEPHONE TRANSACTIONS

Telephone Transactions Permitted
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change of premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules:
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time), except Rydex Subaccount transactions must be received by 2 p.m. Central Time; if later, the transaction will be processed the next day the NYSE is open.
o    Calls will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

         DELAY OF PAYMENTS

         We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

         We may defer payments of full surrenders or partial withdrawals from the Fixed Account for up to 6 months from the date we receive your Written Notice.

         BENEFICIARY

         You may change Policy Beneficiary(ies) (Owner's Beneficiary and Annuitant's Beneficiary) by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

         If there are joint Owners, the surviving joint Owner will be deemed the Owner's Beneficiary, and the Owner's Beneficiary named in the Policy application or subsequently changed will be deemed the contingent Owner's Beneficiary. If both joint Owners die simultaneously and, any death benefit payable because of an Owner's death will be paid to the contingent Owner's Beneficiary.

         If the Owner's Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit payable upon your death, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

         If there is no named Owner's Beneficiary or Annuitant's Beneficiary, or either dies before you, then you are or your estate is the Beneficiary until you name a new Beneficiary. If you have either a named Annuitant's Beneficiary or Owner's Beneficiary, but not both, we will presume you intend the named person(s) or legal entity to serve both beneficiary roles. (If the Owner and Annuitant are the same person, there is only a need to name an Annuitant's Beneficiary.)

         The Owner's Beneficiary assumes ownership of the Policy upon the Owner's death, and also then receives distribution of Policy assets pursuant to federal tax requirements. The Annuitant's Beneficiary receives the death benefit payable upon the Annuitant's death. If the Owner and Annuitant are the same person, proceeds are paid to the Annuitant's Beneficiary.

         MINOR OWNER OR BENEFICIARY

         A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

         POLICY CHANGES

         Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Office and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this Prospectus' first two pages and last page.

         POLICY TERMINATION

         We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy. See this prospectus' POLICY DISTRIBUTIONS: Withdrawals section for more information.

INVESTMENT OPTIONS

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among 45 Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The variable investment options, which invest in underlying portfolios, are listed and described in Appendix A to this prospectus.

The value of your Policy will go up () or down () based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

     SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS (also see Appendix A)

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas. The Separate Account was established as a separate investment account of Ameritas under Nebraska law on October 26, 1995. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

         The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. They are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
         Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
         You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

                 You bear the risk that the variable investment
                    options you select may fail to meet their
                  objectives, that they could go down in value,
                       and that you could lose principal.

         Each Subaccount's underlying portfolio operates as a separate investment fund, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the series funds which accompany this prospectus.

o        Adding, Deleting, or Substituting Variable Investment Options
         We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio. If the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account, we will first notify you and receive any necessary SEC and state approval before making such a change.

         New Separate Account underlying portfolios may be added, or existing funds eliminated, when, in our sole discretion, conditions warrant a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Vanguard VIF Money Market Subaccount.

         If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

         FIXED ACCOUNT FIXED INTEREST RATE OPTION

There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Refer to the Policy for additional details regarding the Fixed Account.

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation, nor is the general account registered as an investment company with the SEC. Therefor, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

         TRANSFERS

         The Policy is designed for long-term investment, not for use with professional "market timing" services or use with programmed, large or frequent transfers. Excessive transfers could harm other policy owners, annuitants and beneficiaries by having a detrimental effect on investment portfolio management. In addition to the right of the Portfolio to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

         Transferring money out of a Subaccount within 60 days of a purchase may be considered market timing. However, any portfolio fund advisor may establish their own standards, and each transaction may be evaluated on its own. Ultimately the portfolio fund advisor has the authority to make this determination.

         Subject to restrictions during the "right to examine period" and prior to the Annuity Date, you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

         Transfer Rules:
          o A transfer is considered any single request to move assets from one or more Subaccounts or the Fixed Account to one or more of the other Subaccounts or the Fixed Account.
          o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Transfer requests by facsimile, telephone, or Internet must be sent to us by 3:00 p.m. Central Time (2:00 p.m. for Rydex) for same day processing. Requests received later are processed on the next trading day. Fax requests must be sent to us at 402-467-7923. If requests are faxed elsewhere, we will process them as of the day they are received by our trading unit.
          o The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
               - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $100 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
               - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
          o The first 15 transfers each Policy Year are free. Thereafter, transfers may result in a $10 charge for each transfer. This fee is deducted on a pro-rata basis from balances in all Subaccounts and the Fixed Account; it is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
          o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
               -    may be made only once each Policy Year;
               -    may be delayed up to six months;

               -    is limited during any Policy Year to the greater of:
                    - 25% of the Fixed account value on the date of the initial transfer during that year;
                    - the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months; or
                    -    $1,000.
          o If the Policy value in any Subaccount falls below $250, we may transfer the remaining balance, without charge, to the Vanguard VIF Money Market Subaccount.
          o Rydex Subaccount transfers received later than 2 p.m. Central Time are processed the next Business Day.
          o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We, and most of our portfolio managers, consider market timing strategies, programmed transfers, or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. For those fund managers who deem such activities disruptive, we may react by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction. Certain fund managers, such as Rydex, may permit short-term trading within their portfolios and will have disclosed this practice in their prospectuses.

         THIRD-PARTY SERVICES

         Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election by sending us Written Notice. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that fees charged by such third parties for their service are separate from and in addition to fees paid under the Policy.

         SYSTEMATIC TRANSFER PROGRAMS

         We offer several systematic transfer programs. We reserve the right to alter or terminate these programs upon thirty days written notice.

o        Dollar Cost Averaging
         The Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Vanguard VIF Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

         Dollar Cost Averaging Program Rules:
          o There is no additional charge for the Dollar Cost Averaging program.
          o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by Internet when available.
          o    Automatic transfers can only occur monthly.
          o The minimum transfer amount out of the Vanguard VIF Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
          o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.

          o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month anniversary following the date the Policy's "right to examine" period ends.
          o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Vanguard VIF Money Market Subaccount or the Fixed Account is less than $100.
          o Dollar Cost Averaging is not available when the Portfolio Rebalancing program is elected.

o        Portfolio Rebalancing
         The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

         Portfolio Rebalancing Program Rules:
          o There is no additional charge for the Portfolio Rebalancing program.
          o    The Fixed Account is excluded from this program.
          o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
          o You may have rebalancing occur quarterly, semi-annually or annually.

o        Earnings Sweep
         The Earnings Sweep program allows you to sweep earnings from your Subaccounts to be rebalanced among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

         Earnings Sweep Program Rules:
          o    There is no additional charge for the Earnings Sweep program.
          o    The Fixed Account is included in this program.
          o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
          o You may have your earnings sweep quarterly, semi-annually or annually.

CHARGES

         The following adds to information provided in the CHARGES TABLES section. Please review both prospectus sections for information on charges.

         NO SALES LOAD

         NO WITHDRAWAL CHARGE

         MORTALITY AND EXPENSE RISK CHARGE

         We impose a daily fee to compensate us for the mortality and expense risks we have under the Policy. This fee is equal to a current annual rate of the value of the net assets in the Separate Account. This fee is reflected in the Accumulation Unit values for each Subaccount.

         Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy. Another mortality risk we assume is that at the Annuitant's death the death benefit we pay will be greater than the Policy value.

         Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

         If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is our profit.

         ADMINISTRATIVE CHARGES

         Administrative Expense Fee
         Administrative fees help us cover our cost to administer your Policy.

         Annual Policy Fee
         We reserve the right to charge an annual Policy fee. Any Policy fee is deducted from your Policy value on the last Business Day of each Policy Year and upon a complete surrender. This fee is levied by canceling Accumulation Units and making a deduction from the Fixed Account. It is deducted from each Subaccount and the Fixed Account in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy value.

         TRANSFER FEE

         The first 15 transfers per Policy Year from Subaccounts or the Fixed Account are free. A transfer fee may be imposed for any transfer in excess of 15 per Policy Year. The transfer fee is deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Owner is invested.

         TAX CHARGES

         Some states and municipalities levy a tax on annuities, currently ranging from 0% to 3.5% of your premiums. These tax rates, and the timing of the tax, vary and may change. Presently, we deduct the charge for the tax in those states with a tax either (a) from premiums as they are received, or (b) upon applying proceeds to an annuity income option.

         No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other costs resulting from taxes that we determine are properly attributable to the Separate Account.

         FEES CHARGED BY THE PORTFOLIOS

         Each Subaccount's underlying portfolio has investment advisory fees and expenses. They are set forth in this prospectus' CHARGES TABLES section and described in more detail in each fund's prospectus. A portfolio's fees and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

         WAIVER OF CERTAIN CHARGES

         When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding fees charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee.

         Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

POLICY DISTRIBUTIONS

         There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Date. Tax penalties may apply to amounts taken out of your Policy before the Annuity Date. Your Policy also provides a death benefit that may be paid upon the Annuitant's death prior to the Annuity Date. All or part of a death benefit may be taxable.

         WITHDRAWALS

         You may withdraw, by Written Notice, all or part of your Policy's Cash Surrender Value prior to the Annuity Date. Following a full surrender of the Policy, or at any time the Policy value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

Withdrawals may be subject to:
       -   Income Tax
       -   Penalty Tax

         Withdrawal Rules
          o Withdrawals must be by Written Notice. A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment, which must be the 1st through 28th day of the month.
          o    Minimum withdrawal is $250.
          o We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy.
          o Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount and deduction of Policy value from any Fixed Account option. If you do not specify which investment option(s) from which to take the withdrawal, it will be taken from each investment option in the proportion that the Policy value in each investment option bears to the total Policy value.
          o The total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total premiums made, because we will deduct any charges owed but not yet paid, a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Separate Account.
          o Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

         ALIC and the Separate Account will allow facsimile request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy. You may complete and execute a withdrawal form and send it to our Service Center fax number, 402-467-7725. We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

o        Systematic Withdrawal Plan
         The systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Policy value from a specified investment option monthly, quarterly, semi-annually or annually. We can support and encourage your use of electronic fund transfer of systematic withdrawal plan payments to an account of yours that you specify to us. The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the Annuitant. No systematic withdrawal may be established after the 28th of each month. Although this plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax advisor before requesting this plan.

         LOANS (403B PLANS ONLY)

         Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy value is at least $5,000. We do not charge any loan fee. These Owners can take loans from the Policy value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy year. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.) See your Policy for loan provisions.

         DEATH BENEFITS

An Annuitant's death benefit is payable upon:
       -   Your Policy being in force;
       -   Receipt of Due Proof of Death of the Annuitant's death;
       -   Election of an annuity income option; and
       - Proof that the Annuitant died before any annuity payments begin. "Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

o        Annuitant's Death Benefit
         We will pay the Annuitant's death benefit after we receive Due Proof of Death of the Annuitant's death or as soon thereafter as we have sufficient information about the Annuitant's Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at the Annuitant's death. If the Annuitant's Beneficiary does not make an annuity income option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the Annuitant's Beneficiary. We will deduct any applicable premium tax not previously deducted from the death benefit payable.

         Upon the last surviving Annuitant's death before the Annuity Date, the Policy will end, and we will pay a death benefit to the named Annuitant's Beneficiary. The death benefit equals the larger of:
          - your Policy value on the later of the date we receive Due Proof of Death or an annuity payout option election less any charge for applicable premium taxes; or
          -    the sum of net premiums, less partial withdrawals.

         If you, a joint Owner, or the last surviving Annuitant dies on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

o        IRS Required Distribution Upon Death of Owner
         Upon the Owner's death, the Owner's Beneficiary becomes the new Policy Owner and can determine how to distribute Policy value pursuant to IRS requirements. Until a distribution election is made, the Owner's Beneficiary controls Policy value (right to make transfers, etc.). Federal law requires that if your Policy is tax non-qualified and you, the Owner, die before the Annuity Date, then the entire value of your Policy must be distributed within 5 years of your death. The 5-year rule does not apply to that portion of the proceeds which
(a) is for the benefit of an individual Owner's Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Owner's Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies and are described in this prospectus' Appendix C.

         If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary Annuitant as an Owner for purposes of the IRS required distribution. The "primary Annuitant" is that individual whose life affects the timing or the amount of any death benefit paid under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.

         ANNUITY INCOME PHASE

         A primary function of an annuity contract, like this Policy, is to provide annuity payments to the Annuitant. The level of annuity payments is determined by your Policy value, the Annuitant's sex (except where prohibited by law) and age, and the annuity income option selected. All or part of your Policy Cash Surrender Value may be placed under one or more annuity income options.

Annuity payments:
       - require investments to be allocated to our general account, so are not variable.
       -   may be taxable and, if premature, subject to a tax penalty.

         Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity income option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

         Payments under the annuity income options are fixed annuity payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher interest rate for annuity income options 1, 2, or 3 (see below). Current immediate annuity rates for options 4 or 5 for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" Individual Annuity Table projected 17 years, and an interest rate which is guaranteed to yield 3 % on an annual basis. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

o        When Annuity Income Payments Begin
         You select the Annuity Date by completing an election form that you can request from us at any time. This date may not be any earlier than the fifth Policy Anniversary. If you do not specify a date, the Annuity Date will be the later of the Policy Anniversary nearest the Annuitant's 85th birthday or the fifth Policy Anniversary. Tax-qualified Policies may require an earlier Annuity Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Date.

o        Selecting an Annuity Income Option
         You choose the annuity income option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin. If no selection is made by then, we will apply the Policy Cash Surrender Value to make annuity payments under annuity income option 4 providing lifetime income payments.

The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

         If the Annuitant dies before the Annuity Date (and the Policy is in force), the Annuitant's Beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

o        Annuity Income Options
         Once fixed annuity payments under an annuity income option begin, they cannot be changed. (We may allow the Annuitant or Beneficiary to transfer amounts applied under options 1, 2 or 3 to option 4, 5 or 6 after the Annuity Date. However, we reserve the right to discontinue this practice.) When the Annuitant or Owner dies, we will pay any unpaid guaranteed payments to the payee's beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

         Note: Unless you elect an annuity income option with a guaranteed period or option 1, it is possible that only one annuity payment would be made under the annuity payout option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.

         Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

         We may pay your Policy proceeds to you in one sum if they are less than $1,000, or when the annuity income option chosen would result in periodic payments of less than $20. If any annuity payment would be or becomes less than $20, we also have the right to change the frequency of payments to an interval that will result in payments of at least $20. In no event will we make payments under an annuity option less frequently than annually.

         The annuity income options are:

(1) Interest Payment. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

(2) Designated Amount Annuity. Proceeds are paid in monthly installments of a specified amount over at least a 5-year period until proceeds, with interest, have been fully paid.

(3) Designated Period Annuity. Proceeds are paid in monthly installments for the specified period chosen. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

(4) Lifetime Income Annuity. Proceeds are paid as monthly income during the Annuitant's life. Variations provide for guaranteed payments for a period of time.

(5) Joint and Last Survivor Lifetime Income Annuity. Proceeds are paid as monthly income during the joint Annuitants' lives and until the last of them dies.

(6)  Lump Sum. Proceeds are paid in one sum.

TAX MATTERS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax consideration relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

         When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest money (generally on a pre-tax basis) in an annuity as part of a pension or retirement plan that is subject to requirements and may have additional benefits under the Internal Revenue Code beyond those generally applicable to annuities (e.g., "qualified plan" such as IRAs, TSAs, and the like), your contract is called a "Qualified Policy." Other annuities, in which already taxed money is invested (other than as part of a qualified plan which can accept after-tax deposits), are referred to as a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

         TAXATION OF NONQUALIFIED POLICIES

         If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Policy value over the investment in the Policy (generally, the premiums paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to Policies owned by natural persons.

o Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy value immediately before the distribution over the Owner's investment in the Policy (generally, the premiums paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

o Penalty Tax on Certain Withdrawals. In the case of a distribution from a Nonqualified Policy, a federal tax penalty equal to 10% of the amount treated as income may be imposed. In general, however, there is no penalty on distributions:
-    made on or after the taxpayer reaches age 59 1/2;
-    made on or after an Owner's death;
-    attributable to the taxpayer's becoming disabled; or
- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

o Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

o Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or
(ii) if distributed under an annuity income option, they are taxed in the same way as annuity payments.

o Transfers, Assignment or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain dates for annuity payments to begin, or the exchange of the Policy may result in certain tax consequences to you that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

o Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

o Withholding for Nonresident Alien Owners. Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

o
Multiple Policies. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount of gain includible in such Owner's income when a taxable distribution occurs.

o Further Information. We believe that the Policy qualifies as an annuity contract for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy." o

         TAXATION OF QUALIFIED POLICIES

         The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models that many retirement plans do not provide.

o Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of (1) $3,000 in Policy Years 2003-2004, $4,000 in 2005-2007,
$5,000 in 2008 and thereafter, or (2) 100% of adjusted gross income. For individuals who reach age 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2003-2004, $4,500 for 2005, $5,000 for 2006-2007 and $6,000 for 2008 and thereafter. Distributions from certain Qualified Retirement Plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the optional guaranteed minimum death benefit provision(s) in the Policy comports with IRA qualification requirements.

o Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amount with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

o Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Policy includes guaranteed minimum death benefit options that in some cases may exceed the greater of the premiums or the Policy value. The standard death benefit or optional guaranteed minimum death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser. (A separate policy must be purchased for each individual under a plan.)

o Nontransferrability. You may not transfer, assign or sell your tax-qualified policy to anyone (except in the case of transfer incident to divorce).

o Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Policies generally are subject to withholding for the Owner's Federal Income Tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

         POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

         We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

MISCELLANEOUS

         ABOUT OUR COMPANY

         Ameritas Life Insurance Corp. ("Ameritas") issues the Policy described in this prospectus and is responsible for providing each Policy's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of Nebraska - Nebraska's first insurance company - in business since 1887. We are an indirectly wholly owned subsidiary of Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). As of December 31, 2003, Ameritas and its subsidiaries had total "GAAP" (accounting principles generally accepted in the United States of America) assets of over $5.3 billion. Our address is 5900 "O" Street, Lincoln, Nebraska, 68510. (See page 2 of this prospectus, or the cover page or last page for information on how to contact us.)

         We are engaged in the business of issuing individual life insurance, annuities and group dental and vision insurance, retirement plans and 401(k) plans throughout the United States, except the State of New York. The Ameritas Acacia companies are a diversified family of financial services businesses offering the above listed products and services as well as mutual funds and other investments, financial planning, banking, and public financing.

         DISTRIBUTION OF THE POLICIES

         Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510, an indirect majority-owned subsidiary of Ameritas Acacia Mutual Holding Company, our ultimate parent company, is the principal underwriter of the Policies. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable insurance products. AIC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. There is no premium load to cover sales and distribution expenses. All compensation or expense reimbursement received by

AIC for serving as principal underwriter of the Policies will be paid by us from our other assets or surplus in our general account, which may include profits derived from mortality and expense risk charges and other charges made under the Policies. Policies can be purchased directly from us through our direct consumer services, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase.

         The Policies are also sold by individuals who are registered representatives of AIC or other broker-dealers. In these situations, we may pay AIC at a rate of up to 0.05% of all premium received, and other broker-dealers at a rate of up to 0.50% of premium plus an asset based administrative compensation of 0.10% (annualized).

         VOTING RIGHTS

         As required by law, we will vote the Subaccount shares in the underlying portfolios at regular and special shareholder meetings of the series funds pursuant to instructions received from persons having voting interests in the underlying portfolios. The underlying portfolios may not hold routine annual shareholder meetings.

         If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

         DISTRIBUTION OF MATERIALS

         We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several Owners with the same last name who share a common address or post office box.

         ADVERTISING

         From time to time, we may advertise several types of performance for the Subaccount variable investment options. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios. The following is a description of types of performance reporting:

         Total return is the overall change in the value of an investment in a Subaccount variable investment option over a given period of time.

         Standardized average annual total return is calculated in accordance with SEC guidelines. This shows the percentage return on $1,000 invested in the Subaccounts over the most recent 1, 5 and 10 year periods. If the variable investment option was not available for the full period, we give a history from the date money was first received in that option. This return reflects deduction of all recurring Policy charges during each period (i.e. mortality and expense risk charges, annual Policy fees, administrative expenses, and any applicable withdrawal charges) as well as charges for those optional features usually purchased with the Policy or marketed by us as integral features to purchase with the Policy. Standardized returns may reflect current waiver of any fees or current charges that are lower than our guaranteed maximum charges.

         Non-standardized average annual total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a Subaccount's underlying portfolio has been in existence longer than the Subaccount, we may show non-standardized performance for periods that begin on the inception date of the underlying portfolio, rather than the inception date of the Subaccount. Otherwise, non-standardized average annual total return is calculated in a similar manner as that stated above, except we do not include the deduction of any applicable withdrawal charge (e.g., we assume the Policy continues beyond the period shown), and some non-standardized returns may be based on Policy sizes where the Policy fee would be waived. Non-standardized returns may also assume none or only some of the optional features are elected.

         LEGAL PROCEEDINGS

         As of the date of this Prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

APPENDIX A:  Variable Investment Option Portfolios

         The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met. This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio for more information about that portfolio.

---------------------------------------------- -----------------------------------------------------------------------
         Separate Account                                     Summary of Investment Strategy/Fund Type
Portfolio
---------------------------------------------- -----------------------------------------------------------------------
              AMERITAS PORTFOLIOS                 Offered through Calvert Variable Series, Inc. Ameritas Portfolios
                (Subadvisor)                                  Advised by Ameritas Investment Corp.
---------------------------------------------- -----------------------------------------------------------------------
Ameritas Growth (Fred Alger)                   Growth.
---------------------------------------------- -----------------------------------------------------------------------
Ameritas Index 500 (State Street)              Common stocks of U.S. companies on the S&P 500 Index.
---------------------------------------------- -----------------------------------------------------------------------
Ameritas MidCap Growth (Fred Alger)            Growth.

---------------------------------------------- -----------------------------------------------------------------------
Ameritas Small Capitalization (McStay)         Growth.
---------------------------------------------- -----------------------------------------------------------------------
                                               Offered through Calvert Variable Series, Inc. Calvert Social Portfolios
             CALVERT PORTFOLIOS                            Advised by Calvert Asset Management Company, Inc.
---------------------------------------------- -----------------------------------------------------------------------
CVS Social Balanced                            Income and Growth.
---------------------------------------------- -----------------------------------------------------------------------
CVS Social International Equity                Growth.
---------------------------------------------- -----------------------------------------------------------------------
CVS Social Mid Cap Growth                      Growth.
---------------------------------------------- -----------------------------------------------------------------------
CVS Social Small Cap Growth                    Growth.
---------------------------------------------- -----------------------------------------------------------------------
                  FIDELITY                                 Offered through Variable Insurance Products
                                                       Advised by Fidelity Management and Research Company
---------------------------------------------- -----------------------------------------------------------------------
VIP Contrafund(R): Service Class               Growth.
---------------------------------------------- -----------------------------------------------------------------------
VIP High Income: Service Class                 Income.
---------------------------------------------- -----------------------------------------------------------------------
VIP Investment Grade Bond: Initial Class       Bond.
---------------------------------------------- -----------------------------------------------------------------------
VIP Mid Cap: Service Class                     Growth.
---------------------------------------------- -----------------------------------------------------------------------
                  AIM FUNDS                                  Offered through AIM Variable Insurance Funds
                                                         (formerly INVESCO  Variable Investment Funds, Inc.)
                                                                 Advised by AIM Advisors, Inc.
---------------------------------------------- -----------------------------------------------------------------------
INVESCO VIF Financial Services Fund - Series   Growth.
I Shares
---------------------------------------------- -----------------------------------------------------------------------

INVESCO VIF Health Sciences Fund -             Growth.
Series I Shares
---------------------------------------------- -----------------------------------------------------------------------
INVESCO VIF Technology Fund - Series I Shares  Growth.
---------------------------------------------- -----------------------------------------------------------------------
                 JANUS ASPEN                          Offered through Janus Aspen Series - Institutional Shares
                                                              Advised by Janus Capital Management LLC
---------------------------------------------- -----------------------------------------------------------------------
Growth                                         Growth.
---------------------------------------------- -----------------------------------------------------------------------
              NEUBERGER BERMAN                     Offered through Neuberger Berman Advisers Management Trust
                                                           Advised by Neuberger Berman Management Inc.
---------------------------------------------- -----------------------------------------------------------------------
AMT Balanced                                   Growth and Income.
---------------------------------------------- -----------------------------------------------------------------------
AMT Growth                                     Growth.
---------------------------------------------- -----------------------------------------------------------------------
AMT Limited Maturity Bond                      Bond.
---------------------------------------------- -----------------------------------------------------------------------
AMT Partners                                   Growth.
---------------------------------------------- -----------------------------------------------------------------------
                    RYDEX                                      Offered through Rydex Variable Trust
                                                                Advised by Rydex Global Advisors
---------------------------------------------- -----------------------------------------------------------------------
Nova                                           150% of the daily performance of the S&P 500 Index
---------------------------------------------- -----------------------------------------------------------------------
OTC                                            Match the performance of the NASDAQ 100 Index.
---------------------------------------------- -----------------------------------------------------------------------
Precious Metals                                Growth.
---------------------------------------------- -----------------------------------------------------------------------
Ursa                                           Investment results that inversely correlate to the performance of the S&P 500 Index.
---------------------------------------------- -----------------------------------------------------------------------
U.S. Government Bond                           120% of the daily price movement of the Long Treasury Bond.
---------------------------------------------- -----------------------------------------------------------------------
                                      -A:1-

---------------------------------------------- -----------------------------------------------------------------------
         Separate Account                                     Summary of Investment Strategy/Fund Type
Portfolio
---------------------------------------------- -----------------------------------------------------------------------
                   SCUDDER                                 Offered through Scudder Investments VIT Funds
                                                            Advised by Deutsche Asset Management, Inc.
---------------------------------------------- -----------------------------------------------------------------------
VIT EAFE(R) Equity Index                       Match, before expenses, performance of the Morgan Stanley Capital
                                               International EAFE Index.
---------------------------------------------- -----------------------------------------------------------------------
VIT Small Cap Index                            Match, before expenses, performance of the Russell 2000 Small Stock
                                               Index.
---------------------------------------------- -----------------------------------------------------------------------
                   STRONG                           Offered through Strong Variable Insurance Funds, Inc., and
                                                                 Strong Opportunity Fund II, Inc.
                                                            Advised by Strong Capital Management, Inc.
---------------------------------------------- -----------------------------------------------------------------------
Mid Cap Growth Fund II                         Growth.
---------------------------------------------- -----------------------------------------------------------------------
Opportunity Fund II                            Growth.
---------------------------------------------- -----------------------------------------------------------------------
                THIRD AVENUE                            Offered through Third Avenue Variable Series Trust
                                                              Advised by Third Avenue Management LLC
---------------------------------------------- -----------------------------------------------------------------------
Third Avenue Value                             Long term capital appreciation.
---------------------------------------------- -----------------------------------------------------------------------
             VANGUARD (Advisor)                          Offered through Vanguard Variable Insurance Fund
---------------------------------------------- -----------------------------------------------------------------------
VIF Diversified Value                          Growth and Income.
(Barrow, Hanley, Mewhinney & Strauss, Inc.)
---------------------------------------------- -----------------------------------------------------------------------
VIF Equity Income                              Growth and Income.
(Newell Associates)
---------------------------------------------- -----------------------------------------------------------------------
VIF Equity Index                               Growth and Income.  Match performance of a broad-based market index
(The Vanguard Group: Vanguard's Quantitative   of stocks of large U.S. companies.
Equity Group)
---------------------------------------------- -----------------------------------------------------------------------
VIF Growth                                     Growth.
(Alliance Capital Management L.P.)
---------------------------------------------- -----------------------------------------------------------------------
VIF High Yield Bond                            Income.  High-yield, higher-risk corporate "junk" bonds.
(Wellington Management Company, LLP)
---------------------------------------------- -----------------------------------------------------------------------
VIF International
(Schroder Investment Management North          Growth.
America Inc. and Baillie Gifford Overseas Ltd)
---------------------------------------------- -----------------------------------------------------------------------
VIF Mid-Cap Index                              Growth and Income.  Match performance of a broad-based market index
(The Vanguard Group: Vanguard's Quantitative  of stocks of medium U.S. companies.
Equity Group)
---------------------------------------------- -----------------------------------------------------------------------
VIF Money Market                               Money Market.
(The Vanguard Group: Vanguard's Fixed Income
Group)
---------------------------------------------- -----------------------------------------------------------------------
VIF REIT Index                                 Income and Growth.
(The Vanguard Group: Vanguard's Quantitative
Equity Group)
---------------------------------------------- -----------------------------------------------------------------------
VIF Small Company Growth
(Granahan Investment Management, Inc. and      Growth.
Grantham, Mayo, Van Otterloo & Co. LLC)
---------------------------------------------- -----------------------------------------------------------------------
VIF Total Bond Market Index                    Match performance of a broad-based market index of
(The Vanguard Group: Vanguard's Quantitative   publicly traded, investment-grade bonds.
Fixed Income Group)
----------------------------------------------------------------------------------------------------------------------

                                      -A:2-

APPENDIX B: Accumulation Unit Values

         The following table shows Accumulation Unit values at the beginning and end of the periods indicated and the number of Accumulation Units outstanding for each Subaccount variable investment option portfolio at the end of the periods indicated. The Separate Account's financial statements can be found in the Statement of Additional Information. (See the cover and back page to learn how to get a copy of the Statement of Additional Information.)

--------------------------------------------------------------------------------------------------------------------
                                                                                                   Number (#) of
                                                                              Value ($) at      Accumulation Units
     Subaccount (date Subaccount was added          Year      Value($) at     End of Year         At End of Year
               to the Policy)                                  Inception      December 31          (December 31)
---------------------------------------------------------------------------------------------------------------------
AMERITAS PORTFOLIOS - Subadvisor
   Ameritas Growth - Alger (05/01/2000)             2000           68.54              54.709                   168
                                                    2001                              47.788                   423
                                                    2002                              31.714                 1,360
                                                    2003                              42.739                 3,004
   Ameritas Index 500 - State Street (05/01/2000)   2000          167.46             150.698                 2,357
                                                    2001                             131.170                 1,515
                                                    2002                             101.365                 1,534
                                                    2003                             129.284                25,365
   Ameritas MidCap Growth - Alger (05/01/2000)      2000           36.52              35.315                 2,708
                                                    2001                              32.515                   579
                                                    2002                              22.666                 1,355
                                                    2003                              33.205                 9,539
   Ameritas Small Capitalization-McStay(05/01/2000) 2000           56.27              40.420                     0
                                                    2001                              29.298                   787
                                                    2002                              18.867                 5,937
                                                    2003                              26.062                 3,543
----------------------------------------------------------------------------------------------------------------------
CALVERT PORTFOLIOS
   CVS Social Balanced (05/01/2000)                 2000            2.18               2.093                 7,016
                                                    2001                               1.935                24,259
                                                    2002                               1.691                81,158
                                                    2003                               2.006               114,772
   CVS Social International Equity (05/01/2000)     2000           23.95              21.191                   147
                                                    2001                              14.558                 1,512
                                                    2002                              12.307                 1,725
                                                    2003                              16.118                 3,234
   CVS Social Mid Cap Growth (05/01/2000)           2000           32.04              31.030                     0
                                                    2001                              27.132                 1,230
                                                    2002                              19.367                 5,840
                                                    2003                              25.364                 5,847
   CVS Social Small Cap Growth (05/01/2000)         2000           14.66              13.580                     0
                                                    2001                              15.052                   509
                                                    2002                              11.594                 4,501
                                                    2003                              16.094                 8,914
----------------------------------------------------------------------------------------------------------------------
FIDELITY
   VIP Contrafund(R): Service Class (05/01/2000)    2000           25.40              23.567                 1,139
                                                    2001                              20.526                 3,550
                                                    2002                              18.490                 8,659
                                                    2003                              23.604                29,564
   VIP High Income: Service Class (05/01/2000)      2000           10.05               8.150                     0
                                                    2001                               6.380                     0
                                                    2002                               5.904               288,530
                                                    2003                               7.456               816,096
   VIP Investment Grade Bond:
       Initial Class (05/01/2000)                   2000           11.50              12.541                 1,305
                                                    2001                              13.581                 5,292
                                                    2002                              14.904                22,324
                                                    2003                              15.594                 9,808
   VIP Mid Cap: Service Class (05/01/2000)          2000           18.02              20.219                10,024
                                                    2001                              19.419                13,942
                                                    2002                              17.402                17,011
                                                    2003                              23.975                28,061
----------------------------------------------------------------------------------------------------------------------
AIM FUNDS
   INVESCO VIF-Financial Services (05/01/2001)      2001           12.85              12.430                1,489
                                                    2002                              10.520                1,877
                                                    2003                              13.558                5,048
   INVESCO VIF-Health Sciences (05/01/2001)         2001           17.78              18.199                5,716
                                                    2002                              13.674                5,381
                                                    2003                              17.378               10,701
   INVESCO VIF-Technology (05/01/2001)              2001           21.57              15.317                5,212
                                                    2002                               8.097                2,286
                                                    2003                              11.701                5,429
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN
   Growth (3/24/2003)                               2002           14.59                 N/A                  N/A
                                                    2003                              19.165                3,583
-------------------------------------------------- -------------------------------------------------------------------
                                     -B:1-
--------------------------------------------------------------------------------------------------------------------
                                                                                                   Number (#) of
                                                                              Value ($) at      Accumulation Units
     Subaccount (date Subaccount was added          Year      Value($) at     End of Year         At End of Year
               to the Policy)                                  Inception      December 31          (December 31)
---------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN
   AMT Balanced (01/22/1997)                        1997           16.57              18.892                11,464
                                                    1998                              21.036                15,849
                                                    1999                              27.889                 6,962
                                                    2000                              26.421                 6,429
                                                    2001                              22.750                 6,677
                                                    2002                              18.745                 5,726
                                                    2003                              21.677                 6,263
   AMT Growth (01/22/1997)                          1997           27.51              30.355                 2,405
                                                    1998                              34.807                 4,829
                                                    1999                              51.574                 4,428
                                                    2000                              45.560                 6,001
                                                    2001                              31.532                 6,120
                                                    2002                              21.586                 7,445
                                                    2003                              28.210                 5,083
   AMT Limited Maturity Bond (01/22/1997)           1997           14.08              14.899                33,642
                                                    1998                              15.437                76,589
                                                    1999                              15.549                22,169
                                                    2000                              16.481                21,626
                                                    2001                              17.818                11,857
                                                    2002                              18.667                 5,653
                                                    2003                              19.014                15,429
   AMT Partners (01/22/1997)                        1997           17.31              20.480                28,567
                                                    1998                              21.182                52,142
                                                    1999                              22.574                40,952
                                                    2000                              22.565                27,205
                                                    2001                              21.792                26,791
                                                    2002                              16.440                24,552
                                                    2003                              22.088                23,147
-------------------------------------------------- -------------------------------------------------------------------
RYDEX
   Nova (05/01/1999)                                1999           17.92              18.547                25,185
                                                    2000                              14.675                35,055
                                                    2001                              11.145                28,887
                                                    2002                               7.123                23,593
                                                    2003                               9.861                70,894
   OTC (05/01/1999)                                 1999           22.87              39.299                49,403
                                                    2000                              24.107                29,501
                                                    2001                              15.529                35,649
                                                    2002                               9.442                36,498
                                                    2003                              13.656                56,178
   Precious Metals (05/01/1999)                     1999            6.59               5.425                 7,344
                                                    2000                               4.273                53,816
                                                    2001                               4.798                60,964
                                                    2002                               6.947               115,606
                                                    2003                               9.736               162,986
   Ursa (05/01/1999)                                1999            5.71               5.347                 1,087
                                                    2000                               6.189                 4,136
                                                    2001                               7.074                 9,659
                                                    2002                               8.558                27,540
                                                    2003                               6.499                19,281
   U.S. Government Bond (05/01/1999)                1999           11.83              10.170                     0
                                                    2000                              12.101                19,736
                                                    2001                              12.034                 5,690
                                                    2002                              14.200                23,309
                                                    2003                              14.034                 2,057
-------------------------------------------------- -------- ---------------- ----------------- -----------------------
SCUDDER
   VIT EAFE Equity Index (05/01/2000)               2000           12.83              11.286                 8,634
                                                    2001                               8.445                 3,288
                                                    2002                               6.564                 1,299
                                                    2003                               8.705                21,052
   VIT Small Cap Index (05/01/2000)                 2000           11.92              11.159                   292
                                                    2001                              11.332                 1,552
                                                    2002                               8.949                14,641
                                                    2003                              13.032                25,279
-------------------------------------------------- -------------------------------------------------------------------
STRONG
   Mid Cap Growth II (01/22/1997)                   1997           10.69              12.888                 1,460
                                                    1998                              16.461                13,361
                                                    1999                              31.028                24,538
                                                    2000                              26.224                27,487
                                                    2001                              18.042                20,680
                                                    2002                              11.205                17,206
                                                    2003                              14.956                10,118
   Opportunity II (01/22/1997)                      1997           19.62              23.979                 1,876
                                                    1998                              27.024                20,379
                                                    1999                              36.187                19,783
                                                    2000                              38.288                23,216
                                                    2001                              36.643                24,908
                                                    2002                              26.668                22,278
                                                    2003                              36.339                16,729
-------------------------------------------------- -------------------------------------------------------------------

                                     -B:2-

--------------------------------------------------------------------------------------------------------------------
                                                                                                   Number (#) of
                                                                              Value ($) at      Accumulation Units
     Subaccount (date Subaccount was added          Year      Value($) at     End of Year         At End of Year
               to the Policy)                                  Inception      December 31          (December 31)
---------------------------------------------------------------------------------------------------------------------
THIRD AVENUE
   Third Avenue Value (05/01/2001)                  2001          16.50               17.228               10,041
                                                    2002                              15.296               13,798
                                                    2003                              21.684               62,363
-------------------------------------------------- -------------------------------------------------------------------
VANGUARD
   VIF Diversified Value (05/01/2001)               2001          11.36               10.638                3,188
                                                    2002                               9.073                4,864
                                                    2003                              11.832               23,492
   VIF Equity Income (05/01/2001)                   2001          20.48               19.723                  750
                                                    2002                              16.915                4,147
                                                    2003                              20.934               18,830
   VIF Equity Index (05/01/2001)                    2001          32.71               29.809                9,766
                                                    2002                              23.092               12,556
                                                    2003                              29.504               63,356
   VIF Growth (05/01/2001)                          2001          17.12               14.321                1,154
                                                    2002                               9.130                2,088
                                                    2003                              11.453                5,120
   VIF High Yield Bond (05/01/2001)                 2001           8.66                8.561                7,003
                                                    2002                               8.646               15,464
                                                    2003                              10.049               58,993
   VIF International (05/01/2001)                   2001          14.16               12.324                3,450
                                                    2002                              10.140               14,952
                                                    2003                              13.602               42,822
   VIF Mid-Cap Index (05/01/2001)                   2001          13.28               13.210                4,502
                                                    2002                              11.214                4,869
                                                    2003                              14.951               33,814
   VIF Money Market (05/01/2001)                    2001           1.00                1.017            3,747,844
                                                    2002                               1.029           12,311,291
                                                    2003                               1.034           15,664,418
   VIF REIT Index (05/01/2001)                      2001          11.84               13.001                1,754
                                                    2002                              13.388                9,441
                                                    2003                              18.039              242,740
   VIF Small Company Growth (05/01/2001)            2001          15.47               16.384               14,257
                                                    2002                              12.379               11,914
                                                    2003                              17.369               25,276
   VIF Total Bond Market Index (05/01/2001)         2001          10.75               11.252                6,720
                                                    2002                              12.121               17,899
                                                    2003                              12.540               20,081
--------------------------------------------------------------------------------------------------------------------

                                     -B:3-

APPENDIX C: Tax-Qualified Plan Disclosures

                                      Index

Disclosure Statement for IRA, SEP IRA, SIMPLE IRA, & Roth IRA plan.....Page C: 1
Withdrawal Restrictions for 403(b) Tax Sheltered Annuity plan.........Page C: 10

DISCLOSURE STATEMENT
AMERITAS LIFE INSURANCE CORP.
(we, us, our, the Company)                                                |  IRA
                                                                      |  SEP IRA
                     for annuity policies issued as a(n):         |   SIMPLE IRA
                                                                   |    ROTH IRA



                                Table of Contents

Part I: Purpose; Your Right to Cancel Your IRA
Part II.  Provisions of the IRA Law
   A. Eligibility
   B. Nontransferability
   C. Nonforfeitability
   D. Premium
   E. Contribution Limits
   F. Distribution Requirements
Part III: Restrictions and Tax Considerations
   A. Timing of Contributions
   B. Timing of Roth IRA Conversions
   C. Deductible IRA Contributions
   D. Non-Deductible Regular IRA Contributions
   E. Effects of Conversion of
        Regular IRA to Roth IRA
   F. Recharacterization of
        IRA and Roth IRA Contributions
   G. Excess Contributions
   H. Loans and Prohibited Transactions
   I. Taxation of Regular IRA Distributions
   J. Taxation of Roth IRA Distributions
   K. Lump Sum Distribution
   L. Premature IRA Distribution
   M. Minimum Required Distributions
   N. Tax Filing - Regular IRAs
   O. Tax Filing - Roth IRA
Part IV: Status of our IRA Plan
Part V:  Financial Disclosure

For purchasers of a Internal Revenue Code Section 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, 408(p) Savings Incentive Match (SIMPLE IRA) Plan or a 408A Roth IRA, please review the following:

Part I.  PURPOSE; YOUR RIGHT TO CANCEL YOUR IRA

The information provided in this Disclosure Statement is provided pursuant to Internal Revenue Service (IRS) requirements. It does not constitute legal or tax advice. For that, contact your own legal or tax advisor. Numerical references refer to sections of the Internal Revenue Code (IRC).

If you have any questions about your Policy, please contact us at the address and telephone number shown below. For further information about IRAs, contact your personal tax advisor, any district office of the IRS, or consult IRS publication 590: Individual Retirement Arrangements. Pub. 590 can be obtained by calling 1-800-TAX-FORM (829-3676).

After you establish an IRA Plan with us, you may revoke your IRA within a limited time and receive a full refund of any initial premium paid. The period to revoke will not be less than seven days following the date your IRA plan policy is issued. To do so, send a signed and dated written notice and your Policy to us at:

                          Ameritas Life Insurance Corp.
                   Service Center, Attn: Annuity Service Team
                                 P.O. Box 81889
                                Lincoln, NE 68501
                            Telephone 1-800-255-9678

Your revocation will be effective on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid. After your Policy's free look period expires, you cannot forfeit your interest in your IRA or transfer ownership to another person. The IRA is established for the exclusive benefit of the individual or his or her beneficiaries.

Part II.  PROVISIONS OF THE IRA LAW

Your variable annuity Policy can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP IRA), or a salary reduction Simplified Employee Pension Plan (SARSEP), a SIMPLE IRA, or a Roth IRA. A separate policy must be purchased for each individual under each plan. State income tax treatment of IRAs varies; this disclosure only discusses the federal tax treatment of IRAs. While provisions of the IRA law are similar for all such plans, the major differences are set forth under the appropriate topics below.

A.   ELIGIBILITY

Regular IRA Plan: Any person under age 70 1/2 and earning income from personal services may establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the person (or person's spouse) is an "active participant" in an employer sponsored retirement plan.

Rollover IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA). Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

Spousal IRA Arrangement: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

                                     -C:1-

Divorced spouses can continue a Spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

Roth IRAs: A Roth IRA must be designated as such when it is established. Eligibility to contribute or convert to a Roth IRA is subject to income and other limits. Unlike Regular IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

 1.A Regular Roth IRA is a Roth IRA established to receive annual contributions and/or qualified rollover contributions (including IRA conversion contributions) from other Roth IRAs or from other IRAs if permitted by the policy and endorsement. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made.

 2.A Roth Conversion IRA is a Roth IRA established to receive only rollovers or conversions from non-Roth IRAs made in the same tax year and is limited to such contributions.

 3.Spousal Roth IRA Arrangement: A Spousal Roth IRA may be set up for a
   "non-working" spouse who has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in Part III, RESTRICTIONS & TAX CONSIDERATIONS Non-Deductible Regular IRA Contributions. Divorced spouses can continue a Spousal Roth IRA or start a regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

Simplified Employee Pension Plan (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in IRS form 5305-SEP.

Salary Reduction Simplified Employee Pension Plan (SARSEP): An employee may participate in a SARSEP plan based on eligibility requirements set forth in IRS form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

Savings Incentive Match Plan for Employees of Small Employers (SIMPLE IRA): An employee may participate in a SIMPLE IRA Plan based on eligibility requirements set forth in IRS Form 5304-SIMPLE or other plan document provided by the employer. A SIMPLE IRA must be established as such, thus some policies may not be available for use with a SIMPLE IRA Plan.

B.   NONTRANSFERABILITY

You may not transfer, assign or sell your IRA Plan to anyone (except in the case of transfer incident to divorce).

C.   NONFORFEITABILITY

The value of your IRA Plan belongs to you at all times, without risk of forfeiture.

D.   PREMIUM

The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP
IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP Plan established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA are limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,500, as adjusted) or of employer non-elective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

E.   CONTRIBUTION LIMITS

Regular IRA Plan: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to (1) 100% of your compensation or (2) $3,000 in Years 2002-2004, $4,000 in 2005-2007, and $5,000
in 2008 and thereafter, whichever is less. Further, this is the maximum amount you may contribute to all IRAs in a year (including Roth IRAs, but not Coverdell Education Savings Custodial Accounts or employer contributions or salary deferrals made to SEP or SIMPLE IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income is above the "phase-out level." You will only be deemed to be an active participant and your deductions for contributions subject to phase-out because of your spouse's participation in an employer-sponsored retirement plan, if your combined adjusted gross income exceeds $150,000. See Part III. C., Deductible IRA Contributions. After 2008, the limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code ss.219(b)(5)(C). Such adjustments will be in multiples of $500.

In the case of an individual who is 50 or older, the annual cash contribution limit is increased by $500 for any taxable year beginning in 2002 through 2005; and $1,000 for any taxable year beginning in 2006 and years thereafter.

Compensation, for the purpose of computing deductible limits for individual retirement arrangements, is defined in Code ss.219(f)(1). In the case of a married individual filing a joint return, the greater compensation of his or her spouse is treated as his or her own compensation, but only to the extent that such spouse's compensation is not being used for purposes of the spouse making a contribution to a Roth IRA or a deductible contribution to a non Roth IRA.

Rollover IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

                                     -C:2-

There are two ways to make a rollover to an IRA:

1. Participant Rollovers are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE
   IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.

2. Direct Rollovers are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

For rules applicable to rollovers or transfers to Roth IRAs, see the paragraphs on Roth and Roth Conversion IRAs, that follow.

Certain distributions are not considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed. Also, hardship distributions made from 401(k) or 403(b) plans are no longer considered eligible rollover distributions except as otherwise permitted by the Internal Revenue Service. The Internal Revenue Service announced transition relief from this rule for 1999.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan provided you make no contributions to the IRA other than from the first employer's plan. This is known as "Conduit IRA," and you should designate your annuity as such when you complete your application.

Spousal IRA Arrangement: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA is the lesser of (1) 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or (2) $6,000 in Years 2002-2004, $8,000 in 2005-2007, and $10,000 in 2008 and thereafter. No more than $3,000 in Years 2002-2004, $4,000 in 2005-2007, and $5,000 in 2008 and
thereafter may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (See Part III. C., DEDUCTIBLE IRA CONTRIBUTIONS.)

The contribution limit for divorced spouses is the lesser of (1) $3,000 in Years 2002-2004, $4,000 in 2005-2007 and $5,000 in 2008 and thereafter, or (2) the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

Roth IRA: The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education, SARSEP or SIMPLE IRAs) is the lesser of (1) $3,000 in Years 2002-2004, $4,000 in 2005-2007 and $5,000 in 2008
and thereafter, or (2) 100% of compensation. (This limit does not apply to rollover contributions, which includes amounts converted from a Regular IRA to a Roth IRA). If an individual contributes to both a Regular IRA and Roth IRA for the same tax year, contributions are treated as first made to the Regular IRA. For Roth IRAs, this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $10,000 for married individuals who file separate tax returns. Adjusted Gross Income ("AGI") for this purpose includes any deductible contribution to a Regular IRA, (i.e., the deduction is disregarded) but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA.

Rollovers and transfers may also be made from one Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (See Part II, CONTRIBUTION LIMITS: Rollover IRA, above).

Qualified Rollover Contribution Limit. A rollover from a non Roth IRA cannot be made to this IRA if, for the year the amount is distributed from the non Roth IRA, (i) the individual is married and files a separate return, (ii) the individual is not married and has modified AGI in excess of $100,000, or (iii) the individual is married and together the individual and the individual's spouse have modified AGI in excess of $100,000. For purposes of the preceding sentences, a husband and wife are not treated as married for a taxable year if they have lived apart at all times during that taxable year and file separate returns for the taxable year.

Modified AGI. For purposes of calculating the deductible limits, an individual's modified AGI for a taxable year is defined in Code ss.408A(c)(3)(C)(i) and does not include any amount included in adjusted gross income as a result of a rollover from a non Roth IRA (a "conversion").

Except in the case of a rollover contribution described in Code Section 408A(e) a recharacterized contribution described in Code Section 408A(d)(6) or an IRA conversion contribution, the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000
for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

                                     -C:3-

The annual contribution limit described above is gradually reduced to zero for higher income levels. For a single depositor, the annual contribution is phased out between adjusted gross income (AGI) of $95,000 and $110,000; for a married depositor filing jointly between AGI of $150,000 and $160,000; and for a married depositor filing separately, between AGI of zero dollars and $10,000. In the case of a conversion, the custodian will not accept IRA conversion contributions in a tax year if the depositor's AGI for the tax year the funds were distributed from the other IRA exceeds $100,000 or if the depositor is married and files a separate return. Adjusted gross income is defined in Code Section 408A(c)(3) and does not include IRA conversion contributions.

In the case of a joint return, the AGI limits in the preceding paragraph apply to the combined AGI of the depositor and his or her spouse.

SEP IRA Plan: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of 40,000 or 25% of your first $200,000 of compensation (adjusted for cost-of-living increases) or as changed under ss.415 of the Code. Code Section 402(g) limits the maximum amount of compensation an employee may elect to defer under a SEP (and certain other arrangements) during the calendar year. This limit is $11,000 for 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, and $15,000 for 2006 and
later years. In the case of an eligible employee who was 50 or older before the end of the calendar year, an additional amount of compensation ("Catch-up Elective Deferral Contributions") may be deferred during the year. The limit on Catch-up Elective Deferral Contributions is $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2004, and $5,000 for 2006 and later years.

SEPs permitting elective deferrals cannot be established after 1996. If you established a SEP before 1997 that permitted elective deferrals, under current law you may continue to maintain such SEP for years after 1996. New SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $7,000 (adjusted for cost of living increases) for 2002. That amount will increase to $8,000 for 2003, $9,000 for 2004 and $10,000 for 2005 and later years. In the case of an eligible employee who will be 50 or older before the end of the calendar year, the above limitation is increased to $7,500 for 2002, $9,000 for 2003, $10,500 for 2004, $12,000 for 2005, and $12,500 for 2006 and later years. If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $7,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified time frames in advance of the plan year or election period. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($200,000, adjusted for cost of living increases).

F.   DISTRIBUTION REQUIREMENTS

1.   Required Minimum Distributions

Distributions under the Policy made on or after January 1, 2002 will be subject to Required Minimum Distribution requirements of Code Section 401(a)(9) pursuant to guidelines thereunder proposed by the Internal Revenue Service ("IRS") in January 2001 until the end of the calendar year preceding the effective date of final regulations adopted thereunder or such other date specified in guidance published by the IRS.

Required Minimum Distribution payments for this Policy must be computed for the calendar year you turn age 70 1/2 and for each year thereafter. The Required Minimum Distribution payments you compute must start no later than April 1 of the calendar year after you turn age 70 1/2, except as otherwise noted below, and except that if your employer is a church or government organization, the start date is the later of this date or April 1 of the calendar year after you retire.

Payments of your annual Required Minimum Distribution calculated for this Policy may be made from this Policy or from another 403(b) arrangement that you maintain, if permitted by Internal Revenue Service rules. These payments may be made under any method permitted for 403(b) Plans and acceptable to us; several of your Policy's annuity income options fulfill the Code requirements.

If you die after Required Minimum Distribution payments have begun, the remaining amount of your Policy value must continue to be paid at least as quickly as under the calculation and payment method being used before your death. If you die before Required Minimum Distribution payments begin, payment of your Policy value must be completed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs, except to the extent that a choice is made to receive death benefit payments under (a) and (b) below:

(a) If payments are to be made to a beneficiary, then the Policy value may be paid over the life or life expectancy of the named beneficiary. Such payments must begin on or before December 31 of the calendar year which follows the year of your death.

(b) If the named beneficiary is your spouse, the date that payments must begin under (a) above will not be before (i) December 31 of the calendar year which follows the year of your death or, if later, (ii) December 31 of the calendar year in which you would have reached age 70 1/2.
2.  IRA (except Roth IRAs) Distribution Requirements

While You Are Living. Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary.

                                     -C:4-

Once you reach your RBD, you must withdraw at least a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution for your first "required distribution year" (assuming an annuity payout has not been elected) divide your entire interest (subject to certain adjustments) in your IRA (generally as of December 31 of the calendar year immediately preceding your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. For subsequent required distribution calendar years, the applicable life expectancy(ies) will be applied to your IRA account balance as of December 31 of the calendar year immediately preceding the distribution calendar year (subject to adjustments). Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

The first required payment can be made as late as April 1 of the year following the year the individual attains age 70 1/2 and must be the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is being recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required during your lifetime under IRS regulations, unless your spouse is the designated beneficiary. If your designated beneficiary is not your spouse, the designated beneficiary's age will be deemed to be no more than ten (10) years younger than you when determining life expectancy for required payouts. However, under current I.R.S. proposed regulations, this rule only applies while you are living and life expectancy of your beneficiary after your death can be determined without regard to this rule.

After Your Death. If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over his or her life expectancy if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

Life expectancy is determined using the tables in the Income Tax Regulations. The "interest" in the IRA includes the amount of any outstanding rollover, transfer and recharacterization under the Income Tax Regulations and the actuarial value of any other benefits provided under the IRA, such as guaranteed death benefits.

3. Roth IRA Distribution Requirements

While You Are Living.  None, even after you reach age 70 1/2.

After Your Death. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an interest only option), the remaining Policy value will continue to be distributed to your designated beneficiary according to the terms of the elected options, (provided that method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5)).

If you die before you have elected an annuity option or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA generally must be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over a period not longer than his or her life expectancy provided the election is made and distributions commence by December 31 of the calendar year following the calendar year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

4. Taking Required Minimum Distributions From One IRA:

Aggregating Minimum Distributions: If you are required to take minimum distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular
IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). However, an individual required to receive minimum distributions as a beneficiary under a Roth IRA can only satisfy the minimum

                                     -C:5-
distributions for one Roth IRA by receiving distributions from another Roth IRA if the Roth IRAs were inherited from the same decedent. Because of these requirements, we cannot monitor the required distribution amounts from IRAs held with us. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.

Part III.  RESTRICTIONS AND TAX CONSIDERATIONS

A.   Timing of Contributions

Once you establish an IRA, (including a Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A contribution made between January 1 and the filing due date for your return, must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

B.       Timing of Roth IRA Conversions

Conversions from a non-Roth IRA to a Roth IRA for a particular tax year, must be initiated so that the distribution or transfer from the non-Roth IRA is made by December 31 of that year. You do not have until the due date of your tax return for a year to convert a Regular IRA to a Roth IRA for that tax year. For example, if you wish to convert a Regular IRA to a Roth IRA in 2001, the conversion and transfer must be made by December 31, 2001, even though your tax return for 2000 may not be due until April 15, 2002.

C.   Deductible IRA Contributions

The amount of permissible contributions to your Regular IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI).

If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000.

If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

If your AGI is not above the maximum applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

Active participants with income above the phaseout range are not entitled to an IRA deduction. The phaseout limits are scheduled to increase as follows:

         Married Filing Jointly     Single/Head of Household
         ----------------------     ------------------------
Year             AGI                           AGI
----             ---                           ---
2003      $60,000  -   $70,000          $40,000  -  $50,000
2004      $65,000  -   $75,000          $45,000  -  $55,000
2005      $70,000  -   $80,000          $50,000  -  $60,000
2006      $75,000  -   $85,000          $50,000  -  $60,000
2007+     $80,000  -  $100,000          $50,000  -  $60,000

You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP, SIMPLE IRA and Roth IRA contributions are not deductible by you.

Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not Coverdell Education Savings Custodial Accounts) for a calendar year is $2,000 or 100% of compensation, whichever is less.

D.   Non-Deductible Regular IRA Contributions

You may make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). The sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000.

If you wish to make a non-deductible contribution, you must report this on your tax return by filing Form 8606 (Non-deductible IRA). Remember, you are required to keep track of your non-deductible contributions as the Company does not keep a record of these for you. This information will be necessary to document that the contributions were made on a non-deductible basis and therefore, are not taxable upon distribution.

E. Effects of Conversion of Regular IRA to Roth IRA

If you convert all or part of a non-Roth IRA to a Roth IRA, the amount converted from the non-Roth IRA will be taxable as if it had been distributed to you in the year of distribution or transfer from the non-Roth IRA. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion.

                                     -C:6-

Amounts properly converted from a non-Roth IRA to a Roth IRA are generally not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty.

You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert to a Roth IRA or take distributions from a Roth IRA. It will also be important for you to keep track of and report any regular or conversion contributions you make to your Roth IRAs as required by the IRS. Conversion contributions, recharacterizations of conversions and distributions from a Roth IRA must be reported on IRS Form 8606.

F. Recharacterization of IRA and Roth IRA Contributions

IRA owners are permitted to treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year in a process known as "recharacterization". A recharacterization is accomplished by an individual who has made a contribution to an IRA of one type for a taxable year, electing to treat the contribution as having been made to a second IRA of a different type for the taxable year. To accomplish the recharacterization, a trustee-to-trustee transfer from the first IRA to the second IRA must be made on or before the due date (including extensions) for filing the individual's Federal income tax return for the taxable year for which the contribution was made to the first IRA. Any net income attributable to the recharacterized contribution must also be transferred to the second IRA. Once the transfer is made, the election is irrevocable. The effect of recharacterizing a contribution is that it is treated as having been originally contributed to the second IRA on the same date and (in the case of a regular contribution) for the same taxable year that the contribution was made to the first IRA. If you elect to recharacterize a contribution, you must report the recharacterization and treat the contribution as having been made to the second IRA, instead of the first, on your Federal income tax return.

Reconversion Rules. If you convert a non-Roth IRA to a Roth IRA and then recharacterize it back to a non-Roth IRA, you are not permitted by IRS rules to reconvert the amount from the non-Roth IRA back to a Roth IRA before the beginning of the taxable year following the taxable year in which the amount was converted to a Roth IRA or, if later, the end of the 30-day period beginning on the day on which you recharacterized the Roth IRA to a non-Roth IRA. This rule will apply even if you were not eligible to make the original conversion because of your AGI or tax filing status. If you attempt a reconversion prior to the time permitted, it will be treated as a "failed conversion". The remedy for a failed conversion is recharacterization to a non-Roth IRA. If the failed conversion is not corrected, it will be treated as a regular contribution to a Roth IRA and thus, may be an excess contribution subject to a 6% excise tax for each tax year it remains in the Roth IRA to the extent it exceeds the maximum regular Roth IRA contribution permitted for the tax year. (See Part III. G., Excess Contributions, below). Also, the failed conversion will be subject to the 10% premature distribution penalty tax, unless corrected or an exception to that tax applies. Consult with your tax advisor before attempting a "reconversion".

G.   Excess Contributions

There is a 10% IRS penalty tax on IRA contributions made in excess of permissible contribution limits. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (see Part III, Premature IRA Distributions). The 10% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution (see Part III. F. Recharacterization of IRA and Roth IRA Contributions above.)

Excess Contributions to a Roth IRA: If you are ineligible and convert a Regular IRA to a Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Roth IRA). You may also have an excess contribution if your conversion is a "failed conversion" that is not timely corrected. You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 10% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return (plus extensions) or recharacterize the contribution, if permitted (See Part III. F. Recharacterization of IRA and Roth IRA Contributions above).

H.   Loans and Prohibited Transactions

You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA Plan, and its full value (or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code. A pledge of your IRA as security for a loan will cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

I.   Taxation of Regular IRA Distributions

Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an

                                     -C:7-
amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

J.   Taxability of Roth IRA Distributions

"Qualified distributions" from a Roth IRA are not included in the owner's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a 5-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 59 1/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death; (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first home purchase (up to a lifetime limit of $10,000). The 5-year holding period for escaping inclusion in income begins with the first day of the tax year in which any contribution (including a conversion from a Regular IRA) is made to a Roth IRA of the owner. If the Roth IRA owner dies, this 5-taxable-year period is not redetermined for the Roth IRA while it is held in the name of a beneficiary or a surviving spouse who treats the decedent's Roth IRA as his or her own. However, a surviving spouse who treats the Roth IRA as his or her own, must receive any distributions as coming from the surviving spouse's own Roth IRA, thus it cannot be treated as being received by a beneficiary on or after the owner's death for purposes of determining whether the distribution is a "qualified distribution".

If a distribution from a Roth IRA is not a "qualified distribution" and it includes amounts allocable to earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty if the owner is under age 59 1/2. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made. Only the portion of the conversion includable in income as a result of the conversion would be subject to the penalty tax under this rule. The 5-taxable-year period for this purpose is determined separately for each conversion contribution and may not be the same as the 5-taxable-year period used to determine whether a distribution from a Roth IRA is a "qualified distribution" or not. For this reason it is important that you keep track of when your conversion contributions are made to your Roth IRA. (See
Part III. L., Premature IRA Distributions.)

Unlike Regular IRAs, distributions from Roth IRAs come first from regular contributions, then converted amounts on a first-in first-out basis, and last from earnings. Any distributions made before 2001 which are attributable to 1998 conversion contributions for which the 4-year income-tax spread is being utilized, will result in an acceleration of taxable income in the year of distribution up to the amount of the distribution allocable to the 1998 conversion. This amount is in addition to the amount otherwise includable in gross income for that taxable year as a result of the conversion, but not in excess of the amount required to be included over the 4-year period. This tax treatment would likewise apply in the case of distributions made by a surviving spouse who elects to continue the 4-year spread on death of the original owner of the Roth IRA. Generally, all Roth IRAs (both regular Roth IRAs and Roth Conversion IRAs) must be treated as one for purposes of determining the taxation of distributions. However, if a Roth IRA is held by an individual as beneficiary of a deceased Roth IRA owner, the 5-taxable-year period used to determine whether distributions are qualified or not is determined independently of the 5-year-taxable period for the beneficiary's own Roth IRAs. However, if a surviving spouse elects to treat the Roth IRA as his or her own, the 5-year-taxable period for all of the surviving spouse's Roth IRAs is the earlier of the end of either the 5-taxable-year period for the decedent or that applicable to the surviving spouse's own Roth IRAs.

The rules for taxing non-qualified distributions and premature distributions of conversion amounts from a Roth IRA are complex. To ensure that you receive the tax result you desire, you should consult with your tax advisor before taking a distribution from a Roth IRA.

K.   Lump Sum Distribution

If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth
IRA), and is not eligible for the special 5 or 10 year averaging tax rules under Code Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

L.   Premature IRA Distributions

There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA, or if you receive a distribution of conversion amounts within the five-year period beginning with the year of the conversion, any amounts distributed that were originally taxable as a result of the conversion) prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary;
(4) distributions made for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) distributions made for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) qualified first-time home buyer distributions made (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse, or (8) distributions to satisfy a levy issued by the IRS. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. (But see Roth IRA exceptions below.)

Distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (see Taxability of Roth IRA

                                     -C:8-

Distributions) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income. In addition, any conversion amounts distributed within the 5-year period beginning with the year in which the conversion occurred, are subject to the 10% penalty tax even if the distribution is not currently taxable as income, unless one of the above mentioned exceptions to the penalty tax applies. The penalty tax will only apply to the amount of the conversion that was includable in income as a result of the conversion (i.e., it will not apply to non-deductible contributions that were converted from the Regular IRA).

M. Minimum Required Distributions (See Part II. F.1. and F.2., Non-Roth IRA Minimum Distribution Requirements and Roth IRA Minimum Distribution Requirements.)

If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

N.   Tax Filing-Regular IRAs

You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including
IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

O.   Tax Filing-Roth IRA

It is your responsibility to keep records of your regular and conversion contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You will need this information to calculate your taxable income if any, when distributions from the Roth IRA begin. For example, conversion contributions must be reported to the Service on Form 8606. Form 5329 is required to be filed to the Service by you to report and remit any penalty or excise taxes. Consult the instructions to your tax return or your tax advisor for additional reporting requirements that may apply. Additional information is also available in IRS Publication 590.

Part IV.  STATUS OF OUR IRA PLAN

We may, but are not obligated to, seek IRS approval of your IRA, SEP IRA, SIMPLE IRA or Roth IRA as to form. Approval by the IRS is optional to us as the issuer. Approval by the IRS is to form only and does not represent a determination of the merits of the IRA, SEP IRA, SIMPLE IRA or Roth IRA.

The issuer of an individual retirement annuity will furnish annual calendar year reports concerning the status of the annuity and such information concerning required minimum distributions as is required by the Commissioner of Internal Revenue.

Part V. FINANCIAL DISCLOSURE

Contributions to your IRA will be invested in a variable annuity policy. The variable annuity policy, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity policy IRA cannot be guaranteed or projected. The income and expenses of your variable annuity policy will affect the value of your IRA. Dividends from net income earned are reduced by investment advisory fees and also by certain other costs. For an explanation of these fees and other costs, please refer to your prospectus.


                                     -C:9-

OPTIONS & DISCLOSURE
AMERITAS LIFE INSURANCE CORP.
(we, us, our, the Company)                          403(b) TAX-SHELTERED ANNUITY
                for annuity policies issued as a:                 ("TSA") POLICY


If this policy is purchased by the policyowner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b), distributions under the policy are limited as follows, notwithstanding policy language to the contrary:

A. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

     1. when the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

     2. in the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made.)

B. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

     1. When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

     2. in the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

          (i) benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

          (ii) contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.

                                     -C:10-

         IMSA

       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. Our membership in IMSA applies to us only and not to our products or affiliates.

                                    THANK YOU
for reviewing this Prospectus. You should also review the series fund prospectuses for those Subaccount variable investment option underlying portfolios you wish to select.

                             IF YOU HAVE QUESTIONS,

 for marketing assistance or other product questions prior to issue, call us at:
                          Ameritas Life Insurance Corp.
                            Telephone: 1-800-255-9678

                   for all other matters, write or call us at:
                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 81889
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-255-9678
                               Fax: 1-402-467-7725
                             www.ameritasdirect.com

                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found on the on-line services section of our Web Site. Or, call us at our toll-free number and we will send you the form you need.

       STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

       A Statement of Additional Information and other information about us and the Policy with the same date as this prospectus contains more details concerning the disclosures in this prospectus.

       For a free copy, access it on the SEC's Web Site (www.sec.gov, select "Filings" and type in "Ameritas Life"), or write or call us. Here is the Table of Contents for the Statement of Additional Information:

------------------------------------------ -----------
                                            Begin on
                                              Page
------------------------------------------ -----------
General Information and History                1
Services
Purchase of Securities Being Offered
------------------------------------------ -----------
Underwriters                                   2
Calculation of Performance
  Standardized Performance Reporting
  Non-Standardized Performance Reporting
  Our Performance Reports
  Yields
------------------------------------------ -----------
Additional Tax Information                     6
  General
  Withholding Tax on Distributions
  Diversification
  Owner Control
  Multiple Contracts
  Partial 1035 Exchanges
  Contracts Owned by other than Natural
      Persons
  Death Benefits
  Tax Treatment of Assignments
  Qualified Plans
  Tax Treatment of Withdrawals
  Types of Qualified Plans
------------------------------------------ -----------
Other Information                              12
Service Marks and Copyright
Licensing Agreement
Financial Statements
------------------------------------------ -----------


Ameritas No-Load Variable Annuity
                                    Last Page

Statement of Additional Information: May 1, 2004
to accompany Policy Prospectus dated:  May 1, 2004
AMERITAS NO-LOAD
VARIABLE ANNUITY (sm)
Flexible Premium Deferred Variable Annuity Policy
                             Ameritas Life Insurance Corp. Separate Account LLVA

           TABLE OF CONTENTS                     Page

General Information and History....................1
Services
Purchase of Securities Being Offered

Underwriters.......................................2
Calculation of Performance
    Standardized Performance Reporting
    Non-Standardized Performance Reporting
    Our Performance Reports
    Yields

Additional Tax Information.........................6
    General
    Withholding Tax on Distributions
    Diversification
    Owner Control
    Multiple Contracts
    Partial 1035 Exchanges
    Contracts Owned by Other than Natural Persons
    Death Benefits
    Tax Treatment of Assignments
    Qualified Plans
    Tax Treatment of Withdrawals
    Types of Qualified Plans

Other Information.................................12
Service Marks and Copyright
Licensing Agreement
Financial Statements


This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Policy prospectus and should be read in conjunction with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by e-mailing us through our Web Site at www.ameritasdirect.com, or by calling us at 1-800-255-9678. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

                         GENERAL INFORMATION AND HISTORY

Ameritas Life Insurance Corp. Separate Account LLVA is a separate investment account of Ameritas Life Insurance Corp. ("we, us, our, Ameritas"). We are a stock life insurance company organized under the insurance laws of the State of Nebraska in 1887. We are an indirect wholly owned subsidiary of Ameritas Acacia Mutual Holding Company, the ultimate parent company of Ameritas and Acacia Life Insurance Company, a District of Columbia domiciled company chartered by an Act of the United States Congress in 1869. We issue life and health insurance and annuities throughout the United States (except New York).

                                    SERVICES

The statutory financial statements of Ameritas Life Insurance Corp. as of December 31, 2003 and 2002, and for the years then ended, and the financial statements of the Subaccounts of Ameritas Life Insurance Corp. Separate Account LLVA as of December 31, 2003, and for each of the periods in the two years then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1248 "O" Street, Suite 1040, Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

All matters of state and federal law pertaining to the Policies have been reviewed by our internal legal staff.

                      PURCHASE OF SECURITIES BEING OFFERED

The Policy will be sold by licensed insurance agents in states where the Policies may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).


                                     SAI:1

                                  UNDERWRITERS

The Policy is offered continuously and is distributed by Ameritas Investment Corp ("AIC"), 5900 "0" Street, Lincoln, Nebraska 68510. AIC, an affiliate of ours, is a subsidiary of AMAL Corporation, a holding company that is a joint venture of Ameritas Life Insurance Corp., other Ameritas Acacia Companies and AmerUs Life Insurance Company. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                                                                      --------------- --------------- ---------------
                                                               YEAR:       2001            2002            2003
--------------------------------------------------------------------- --------------- --------------- ---------------
Variable annuity commission we paid to AIC that were paid to other       $68,891         $41,835         $19,894
broker-dealers and representatives (not kept by AIC).
--------------------------------------------------------------------- --------------- --------------- ---------------
Variable annuity commission earned and kept by AIC.                        None            None            None
--------------------------------------------------------------------- --------------- --------------- ---------------
Fees we paid to AIC for variable annuity Principal Underwriter             None            None          $14,706
services.
--------------------------------------------------------------------- --------------- --------------- ---------------

                           CALCULATION OF PERFORMANCE

When we advertise performance for a Subaccount (except any Money Market Subaccount), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for a Subaccount will be shown for periods beginning on the date the Subaccount first invested in a corresponding series fund portfolio. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission ("SEC").

We report average annual total return information via Internet and periodic printed reports. Average annual total return quotations on our Internet Web Site will be current as of the previous Business Day. Printed average annual total return information may be current to the last Business Day of the previous calendar week, month, or quarter preceding the date on which a report is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will cover at least periods of one, five, and ten years, or a period covering the time the Subaccount has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series fund portfolio has been in existence for longer than the Subaccount, the non-standardized total return quotations will show the investment performance the Subaccount would have achieved (reduced by the applicable charges) had it been invested in the series fund portfolio for the period quoted; this is referred to as "adjusted historical" performance reporting. Standardized average annual total return is not available for periods before the Subaccount was in existence.

Quotations of standardized average annual total return and non-standardized total return are based on historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a Subaccount and its corresponding series fund portfolio include general market conditions, operating expenses and investment management. An Owner's withdrawal value upon surrender of a Policy may be more or less than the premium invested in the Policy.

Standardized Performance Reporting
Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in a Subaccount at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the current mortality and expense fee and the current annual Policy Fee. No deduction is made for premium taxes which may be assessed by certain states.

Non-Standardized Performance Reporting
We may also advertise non-standardized total return. Non-standardized total return may assume: (1) the Policy is not surrendered; (2) the Subaccounts have existed for periods other than those required to be presented; (3) current charges are incurred if they are less than the Policy's guaranteed maximum charges; or (4) may differ from standardized average annual total return in other ways disclosed in the table description. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Policy. For these reasons, non-standardized total returns for a Subaccount are usually higher than standardized total returns for a Subaccount.

                                     SAI:2

Our Performance Reports
The standardized average annual total returns for each investment portfolio for the periods indicated are as follows (more recent returns may be more or less than the stated returns due to market volatility):

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDING ON 12/31/2003

(Reflects current Policy charges.)
Based on a $1,000 investment. Reflects these expenses deducted daily from Policy Separate Account assets to equal the annual % shown: mortality and expense risk charge of 0.60%. Also reflects the current Policy Fee of $25.

-------------------------------------------------------------------------------------------------------------------
Subaccount (inception date)                                                                  Ten Year or, if less,
(inception date of underlying series fund                  One Year           Five Year         Since Inception
portfolio where Subaccount has less than               Surrender Policy    Surrender Policy      Surrender Policy
10 year's experience.)
-------------------------------------------------------------------------------------------------------------------
AMERITAS PORTFOLIOS - Subadvisor
     Ameritas Growth - Alger (05/01/2000)                     32.26                 N/A               -16.19
     Ameritas Index 500 - State Street (05/01/2000)           25.04                 N/A               -10.28
     Ameritas MidCap Growth - Alger (05/01/2000)              43.99                 N/A                -5.59
     Ameritas Small Capitalization - McStay (05/01/2000)      35.63                 N/A               -24.10
CALVERT PORTFOLIOS
     CVS Social Balanced (05/01/2000)                         16.17                 N/A                -5.23
     CVS Social International Equity (05/01/2000)             28.46                 N/A               -11.82
     CVS Social Mid Cap Growth (05/01/2000)                   28.46                 N/A                -7.58
     CVS Social Small Cap Growth (05/01/2000)                 36.31                 N/A                 0.82
FIDELITY
     VIP Contrafund(R): Service Class (05/01/2000)            25.15                 N/A                -4.99
     VIP High Income: Service Class (05/01/2000)              23.78                 N/A                -5.20
     VIP Investment Grade Bond: Initial Class(05/01/2000)      2.13                 N/A                 6.22
     VIP Mid Cap: Service Class (05/01/2000)                  35.27                 N/A                 5.79
AIM FUNDS
     INVESCO VIF-Financial Services - Series I (05/01/2001)   26.37                 N/A                -0.76
     INVESCO VIF-Health Sciences - Series I (05/01/2001)      24.58                 N/A                -3.88
     INVESCO VIF-Technology - Series I (05/01/2001)           42.00                 N/A               -25.05
JANUS ASPEN
     Growth (03/24/2003)                                        N/A                 N/A                38.84
NEUBERGER BERMAN
     AMT Balanced (01/22/1997)                                13.14               -1.96                 1.81
     AMT Growth (01/22/1997)                                  28.18               -7.27                -0.87
     AMT Limited Maturity Bond (01/22/1997)                   -0.63                2.04                 2.34
     AMT Partners (01/22/1997)                                31.85               -1.70                 2.20
RYDEX
     Nova (05/01/1999)                                        35.93                 N/A               -15.89
     OTC (05/01/1999)                                         42.12                 N/A               -14.63
     Precious Metals (05/01/1999)                             37.64                 N/A                 7.89
     Ursa (05/01/1999)                                       -26.56                 N/A                 0.29
     U.S. Government Bond (05/01/1999)                        -3.66                 N/A                 1.67
SCUDDER
     VIT EAFE(R)Equity Index ((05/01/2000)                    30.12                 N/A               -13.87
     VIT Small Cap Index (05/01/2000)                         43.13                 N/A                -0.20
STRONG
     Mid Cap Growth Fund II (01/22/1997)                      30.98               -4.75                 2.95
     Opportunity Fund II (01/22/1997)                         33.76                4.04                11.90
THIRD AVENUE
     Third Avenue Value (05/01/2001)                          39.25                 N/A                 8.36
VANGUARD
     VIF Diversified Value (05/01/2001)                       27.90                 N/A                -1.32
     VIF Equity Income (05/01/2001)                           21.26                 N/A                -2.03
     VIF Equity Index (05/01/2001)                            25.26                 N/A                -6.89
     VIF Growth (05/01/2001)                                  22.94                 N/A               -17.79
     VIF High Yield Bond (05/01/2001)                         13.72                 N/A                 3.08
     VIF International (05/01/2001)                           31.63                 N/A                -4.49
     VIF Mid-Cap Index (05/01/2001)                           30.83                 N/A                 1.84
     VIF REIT Index (05/01/2001)                              32.24                 N/A                14.83
     VIF Small Company Growth (05/01/2001)                    37.81                 N/A                 1.70
     VIF Total Bond Market Index (05/01/2001)                  0.95                 N/A                 3.32
-------------------------------------------------------------------------------------------------------------------

                                     SAI:3

The non-standardized average annual total returns that each Subaccount (except any Money Market Subaccount) would have achieved if it had been invested in the corresponding series fund portfolio for the periods indicated, calculated in a manner similar to standardized average annual total return (more recent returns may be more or less than the stated returns due to market volatility) are:

NON-STANDARDIZED "ADJUSTED HISTORICAL" AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDING ON 12/31/2003
(Reflects base Policy charges that are applicable to the Separate Account only; e.g., no Policy fee. Also reflects experience of the Subaccount underlying portfolio for periods beyond the Subaccount's own inception date.)
(Computed on the same basis as Standardized total return except no Policy fee is reflected. Reflects these expenses deducted daily from Policy Separate Account assets to equal the annual % shown: mortality and expense risk charge of 0.60%.)

-------------------------------------------------------------------------------------------------------------------
Subaccount (inception date)                                                                  Ten Year or, if less,
(inception date of underlying series fund                  One Year           Five Year         Since Inception
portfolio where Subaccount has less than               Continue Policy     Continue Policy      Continue Policy
10 year's experience.)
-------------------------------------------------------------------------------------------------------------------
AMERITAS PORTFOLIOS - Subadvisor
    Ameritas Growth - Alger (01/09/1989)                       34.76              -2.56                 9.48
    Ameritas Index 500 - State Street (08/01/1995)             27.54              -1.61                 9.05
    Ameritas MidCap Growth - Alger (05/03/1993)                46.49               6.65                12.17
    Ameritas Small Capitalization - McStay (09/21/1988)        38.13              -7.44                 2.02
CALVERT SOCIAL PORTFOLIOS
    CVS Social Balanced (09/02/1986)                           18.67               0.58                 6.95
    CVS Social International Equity (06/30/1992)               30.96              -2.10                 3.98
    CVS Social Mid Cap Growth (07/16/1991)                     30.96              -0.83                 7.16
    CVS Social Small Cap Growth (03/15/1995)                   38.81               8.18                 7.00
FIDELITY
    VIP Contrafund: Service Class (01/03/1995)                 27.65               2.70                13.27
    VIP High Income: Service Class (09/19/1985)                26.28              -1.14                 3.39
    VIP Investment Grade Bond: Initial Class (12/5/1988)        4.63               6.05                 5.98
    VIP Mid Cap: Service Class (12/28/1998)                    37.77               18.4                18.37
AIM FUNDS
    INVESCO VIF Financial Services - Series I (09/21/1999)     28.87                N/A                 7.33
    INVESCO VIF Health Sciences - Series I (05/22/1997)        27.08               2.46                 9.03
    INVESCO VIF Technology - Series I (05/21/1997)             44.50              -4.26                 2.15
JANUS ASPEN
    Growth (09/13/93)                                          31.02              -2.74                 8.29
NEUBERGER BERMAN
    AMT Balanced (02/28/1989)                                  15.64               0.60                 5.44
    AMT Growth (09/10/1984)                                    30.68              -4.11                 4.74
    AMT Limited Maturity Bond (09/10/1984)                      1.86               4.25                 4.32
    AMT Partners (03/22/1994)                                  34.35               0.84                 9.88
RYDEX
    Nova (05/07/1997)                                          38.43              -8.90                -0.13
    OTC (05/07/1997)                                           44.62              -6.78                 4.73
    Precious Metals (05/29/1997)                               40.14              11.22                -0.80
    Ursa (06/10/1997)                                         -24.06               0.90                -5.11
    U.S. Government Bond (08/18/1997)                          -1.16               1.30                 4.72
SCUDDER
    VIT EAFE(R)Equity Index (08/22/1997)                       32.62              -4.19                -0.87
    VIT Small Cap Index (08/25/1997)                           45.63               5.07                 4.05
STRONG
    Mid Cap Growth Fund II (12/31/1996)                        33.48              -1.89                  5.9
    Opportunity Fund II (05/08/1992)                           36.26               6.09                12.42
THIRD AVENUE
    Third Avenue Value (09/21/1999)                            41.75                N/A                19.83
VANGUARD
    VIF Diversified Value (02/09/1999)                         30.40                N/A                 3.72
    VIF Equity Income (06/07/1993)                             23.76               1.79                 9.26
    VIF Equity Index (04/29/1991)                              27.76              -1.16                 9.61
    VIF Growth (06/07/1993)                                    25.44             -12.12                 3.59
    VIF High Yield Bond (06/03/1996)                           16.22              -0.38                -0.18
    VIF International (06/03/1994)                             34.13               0.63                 4.63
    VIF Mid-Cap Index (02/09/1999)                             33.33                N/A                10.80
    VIF REIT Index (02/09/1999)                                34.74                N/A                13.53
    VIF Small Company Growth (06/03/1996)                      40.31              15.48                12.91
    VIF Total Bond Market Index (04/29/1991)                    3.45               2.54                 1.24
-------------------------------------------------------------------------------------------------------------------

                                     SAI:4

Yields
We may advertise the current annualized yield for a 30-day period for a Subaccount. The annualized yield of a Subaccount refers to the income generated by the Subaccount over a specified 30-day period. Because this yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:
                            YIELD=2[(a - b +1)6 - 1]
                                       Cd

Where a=net investment income earned during the period by the portfolio company attributable to shares owned by the Subaccount, b=expenses accrued for the period (net of reimbursements), c=the average daily number of Accumulation Units outstanding during the period, and d=the maximum offering price per Accumulation Unit on the last day of the period. The yield reflects the base Policy mortality and expense risk fee and administrative expense charge. Net investment income will be determined according to rules established by the SEC. The yield assumes an average Policy size of $75,000.

Because of the charges and deductions imposed by the Separate Account, the yield for a Subaccount will be lower than the yield for the corresponding series fund portfolio. The yield on amounts held in the Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield will be affected by the types and quality of portfolio securities held by the series fund and the series fund's operating expenses.

Any current yield quotations of a money market Subaccount, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Subaccount based on different time periods, but we will accompany it with a yield quotation based on a seven-day calendar period. A money market Subaccount's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing Policy having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting those Policy deductions stated above, and dividing the net change in Policy value by the value of the Policy at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). A money market Subaccount's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Subaccount.

                    Subaccount Yields As of 12/31/2003
           Reflecting current charges         Yield         Effective Yield
           Vanguard Money Market Subaccount    0.26%             0.26%

A money market Subaccount's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the series fund's expenses. Although we determine the Subaccount's yield on the basis of a seven calendar day period, we may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series fund's prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Policy owner's investment in a money market Subaccount nor that Subaccount's investment in the underlying money market series fund portfolio is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

                                     SAI:5

                           ADDITIONAL TAX INFORMATION

NOTE: This information should not be substituted for the advice of a personal tax advisor. We do not make any guarantee regarding the tax status of any Policy or transaction involving the Policy. Purchasers bear the complete risk that the Policy may not be treated as "annuity contracts" under federal income tax laws. The following discussion is not exhaustive and special rules not described in the Policy prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in Policy value until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total withdrawal or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Policy. For a payment received as a partial withdrawal, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the Policy's cost basis is withdrawn. For Policies issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payment based on a fixed annuity income option (paid in periodic installments over a period of more than one year) is determined by multiplying the payment by the ratio that the cost basis of the Policy (the amount of the investment adjusted for any period certain or refund feature) bears to the expected return under the Policy. Payments received after the investment in the Policy has been recovered (i.e. when the total of the excludable amounts equals the investment in the Policy) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Policy within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under a Policy should seek competent financial advice about the tax consequences of distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us.

Withholding Tax on Distributions
The Code generally requires us (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from Policies issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a), 403(a) or 457 of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) a series of substantially equal annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Policy other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

                                     SAI:6

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification
Section 817(h) of the Code provides that in order for a variable annuity policy based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such policy must be "adequately diversified." The Treasury regulations issued under Section 817(h) (Treas. Reg. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Separate Account. The Separate Account, through the series funds and their portfolios, intends to comply with those diversification requirements. We and the series funds have entered into agreements regarding participation in the series funds that require the series funds and their portfolios to comply with the Treasury regulations.

Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Policy owner control of the investments of the Separate Account will cause the Policy owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to receipt of payments under the Policy.

Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

Multiple Contracts
The Code provides that multiple annuity contracts which are acquired for a single consideration, such as an obligation to pay an annuity to an individual for his life, accompanied by an obligation to pay an annuity to a separate individual for his life, there being a single consideration paid for both obligations (whether paid by one or more persons in equal or different amounts, and whether paid in a single sum or otherwise) are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Partial 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service has stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract. Contracts Owned by Other than Natural Persons Under Section 72(u) of the Code, the investment earnings on policy premiums will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such policies generally will not be

                                     SAI:7
treated as annuities for federal income tax purposes. However, this treatment is not applied to policies held by a trust or other entity as an agent for a natural person nor to policies held by certain qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Policy to be owned by a non-natural person.

Death Benefits
Any death benefits paid under the Policy are taxable to the beneficiary. The rules governing the taxation of payments from an annuity policy, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply. To be treated as an annuity contract, a contract must provide that: (1) if any holder dies: (a) on or after the annuity starting date, and (b) before the entire interest in the contract has been distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if the holder dies before the annuity starting date the entire interest must be distributed within five years of his death. If the beneficiary is the surviving spouse of the contract holder, then the surviving spouse will be considered the contract holder, making it possible to continue the deferral of tax on the accrued and future income under the contract until payments are made to the surviving spouse.

Tax Treatment of Assignments
An assignment or pledge of a Policy may have tax consequences, and may also be prohibited by the Code (particularly for tax-qualified plans) and ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Policy.

Qualified Plans
The Policy offered by the Prospectus is designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Policies issued to fund the plan.

Tax Treatment of Withdrawals

                               Non-Qualified Plans
Section 72 of the Code governs treatment of distributions from annuity policies. It provides that if the policy value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982; or under certain other limited circumstances set forth in Code Section 72(q)(2).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

                                 Qualified Plans

In the case of a withdrawal under a qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified Policy. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Policies issued and qualified under Code Sections 401 (Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (IRAs) and 457 (governmental plans). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

                                     SAI:8

The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Policy; (8) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the policy owner or annuitant (as applicable) and his or her spouse and dependents if the policy owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the policy owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (10) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and (6) above does not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the

                                     SAI:9
life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Types of Qualified Plans

The Policy is designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the policies issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Policy, unless we specifically consent to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policy comply with applicable law.

A qualified Policy will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Policy has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. The following are general descriptions of the types of qualified plans with which annuity policies may be used. Refer to the Policy and Prospectus to determine those qualified plans with which this Policy may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Policy issued under a qualified plan.

Policies issued pursuant to qualified plans include special provisions restricting Policy provisions that may otherwise be available as described herein. Generally, Policies issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies. (See "Tax Treatment of Withdrawals - Qualified Contracts" above.)

Federal law requires that optional annuity benefits provided under an employer's deferred compensation plan do not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Policies sold by the Company in connection with certain qualified plans will utilize tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of Policies for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Policies to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs
Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Contributions to a Roth IRA are limited to a maximum of $3,000 per year for tax years 2003 and 2004. The contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2003 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000 for 2008 and thereafter. These payments are non-deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. The annual limitations continue to apply to all of the taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

                                     SAI:10

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless (a) the individual is not married and has adjusted gross income over $100,000, (b) the individual is married and together with his or her spouse, they have adjusted gross income of over $100,000, or (c) the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Pension and Profit-Sharing Plans
Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Policy to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Non-Qualified Deferred Compensation Plans -- Section 457
Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a plan which meet the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. In some circumstances, a Section 457 governmental plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. No catch-up contributions are permitted under a non-governmental Section 457 Plan. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of a plan of a governmental employer in existence on or after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirement any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a plan under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis. Rather, the deferred compensation is taxable to the participant on the earliest date that the amounts are distributed or made available to the participant, regardless of whether the participant elects to begin receiving distributions.

                                     SAI:11

                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policy described in this Statement. Not all information set forth in the registration statement is addressed in the Policy prospectus or this Statement. Statements in the prospectus and this Statement are intended to be summaries. For a complete statement of the terms of the registration, refer to the documents we file with the SEC. They may be accessed on the SEC's Web Site at www.sec.gov, select "Filings" and type in "Ameritas Life" or you may review and copy it (for a fee) at the SEC's Public Reference Room in Washington D.C. (Call the SEC at 1-800-SEC-0330 for details and public hours.)

                           SERVICE MARKS AND COPYRIGHT

"Ameritas," the bison symbol, and "Ameritas No-Load Variable Annuity" are registered service marks of Ameritas Life Insurance Corp. The Policy and Policy prospectus are copyrighted by Ameritas Life Insurance Corp.


                               LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS

Our financial statements follow this page of this Statement. They bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI:12

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Life Insurance Corp. Separate Account LLVL as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Life Insurance Corp. Separate Account LLVL as of December 31, 2003, and the results of their operations and changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
March 11, 2004

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2003

ASSETS
INVESTMENTS AT FAIR VALUE:

     Calvert Variable Series, Inc. Calvert Portfolios (Calvert):
        CVS Social Balanced Portfolio (Balanced) -
            2,380.886 shares at $1.758 per share (cost $3,793)                                   $           4,186
        CVS Social International Equity Portfolio (International Equity) -
            3,237.728 shares at $14.09 per share (cost $41,535)                                             45,620
        CVS Social Mid Cap Growth Portfolio (Mid Cap) -
            20,269.097 shares at $24.11 per share (cost $529,346)                                          488,688
        CVS Social Small Cap Growth Portfolio (Small Cap) -
            3,566.005 shares at $15.21 per share (cost $47,137)                                             54,239
     Calvert Variable Series, Inc. Ameritas Portfolios (Ameritas):
        Ameritas Growth Portfolio (Growth) -
            7,027.693 shares at $43.36 per share (cost $292,121)                                           304,721
        Ameritas MidCap Growth Portfolio (MidCap) -
            4,727.291 shares at $31.49 per share (cost $137,143)                                           148,862
        Ameritas Small Capitalization Portfolio (Small Cap) -
            456.695 shares at $26.44 per share (cost $12,205)                                               12,075
     Scudder Investments VIT Funds (Scudder):
        VIT EAFE Equity Index Fund (EAFE Equity) -
            112,077.622 shares at $8.21 per share (cost $832,202)                                          920,157
        VIT Equity 500 Index Fund (Equity 500) -
            222,863.677 shares at $11.64 per share (cost $2,914,115)                                     2,594,133
        VIT Small Cap Index Fund (Small Cap) -
            81,494.746 shares at $12.24 per share (cost $833,368)                                          997,496
     Variable Insurance Products (Fidelity):
        VIP Contrafund Portfolio: Service Class (Contrafund SC) -
            3,028.252 shares at $23.06 per share (cost $58,502)                                             69,831
        VIP High Income Portfolio: Service Class (High Income SC) -
            3,817.080 shares at $6.92 per share (cost $24,251)                                              26,414
        VIP Investment Grade Bond Portfolio: Initial Class (Inv. Grade Bond IC) -
            28,726.875 shares at $13.65 per share (cost $375,594)                                          392,122
        VIP Mid Cap Portfolio: Service Class (Mid Cap SC) -
            50,792.126 shares at $24.10 per share (cost $991,186)                                        1,224,090
     INVESCO Variable Investment Funds, Inc. (Invesco):
        VIF - Financial Services Fund (Financial) -
            3,144.831 shares at $13.54 per share (cost $35,776)                                             42,581
        VIF - Health Sciences Fund (Health) -
            13,757.998 shares at $17.57 per share (cost $217,135)                                          241,728




                                      FS-2

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2003

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

     INVESCO Variable Investment Funds, Inc. (Invesco), continued:
        VIF - Technology Fund (Technology) -
            50,282.221 shares at $11.87 per share (cost $570,207)                                $         596,850
        VIF - Telecommunications Fund (Telecomm) -
            15,971.682 shares at $3.68 per share (cost $51,165)                                             58,776
     Janus Aspen Series - Institutional Shares (Janus):
         Growth Fund (Growth) -
            12,537.270 shares at $19.23 per share (cost $195,637)                                          241,092
     Neuberger Berman Advisers Management Trust (Neuberger Berman):
         AMT Balanced Portfolio (Balanced) -
            81,350.722 shares at $8.93 per share (cost $848,484)                                           726,462
        AMT Growth Portfolio (Growth) -
            106,322.416 shares at $10.42 per share (cost $1,896,834)                                     1,107,880
        AMT Guardian Portfolio (Guardian) -
            7,693.645 shares at $13.98 per share (cost $115,942)                                           107,557
        AMT Limited Maturity Bond Portfolio  (Limited Maturity Bond) -
            47,895.758 shares at $13.20 per share (cost $646,247)                                          632,224
        AMT Mid-Cap Growth Portfolio (Mid-Cap) -
            1,149.037 shares at $15.33 per share (cost $21,636)                                             17,615
        AMT Partners Portfolio (Partners) -
            148,477.609 shares at $15.40 per share (cost $2,376,327)                                     2,286,555
     Rydex Variable Trust (Rydex):
        Nova Fund (Nova) -
            49,531.279 shares at $7.21 per share (cost $322,621)                                           357,121
        OTC Fund (OTC) -
            116,771.192 shares at $13.16 per share (cost $1,349,435)                                     1,536,709
        Precious Metals Fund (Precious Metals) -
            94,886.249 shares at $9.99 per share (cost $847,424)                                           947,914
        Ursa Fund (Ursa) -
            148,814.913 shares at $5.78 per share (cost $1,054,829)                                        860,150
        U.S. Government Bond Fund (US Government Bond) -
            23,121.573 shares at $11.67 per share (cost $291,030)                                          269,829
     Strong Variable Insurance Funds, Inc. (Strong Variable):
        Mid Cap Growth Fund II Portfolio (Growth) -
            6,218.070 shares at $13.73 per share (cost $76,782)                                             85,374
     Strong Opportunity Fund II, Inc. (Strong Opportunity):
        Opportunity Fund II Portfolio (Opportunity) -
            16,974.988 shares at $18.99 per share (cost $292,149)                                          322,355

                                      FS-3

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2003

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

     Third Avenue Variable Series Trust (Third Avenue):
        Third Avenue Value Portfolio (Value) -
            103,910.601 shares at $20.96 per share (cost $1,787,745)                             $       2,177,966
     Vanguard Variable Insurance Fund (Vanguard):
        VIF Money Market Portfolio (Money Market) -
            10,558,979.860 shares at $1.00 per share (cost $10,558,980)                                 10,558,980
        VIF Equity Index Portfolio (Equity Index) -
            715,625.193 shares at $26.57 per share (cost $19,897,082)                                   19,014,161
        VIF Total Bond Market Index Portfolio (Total Bond) -
            294,889.136 shares at $11.63 per share (cost $3,290,734)                                     3,429,561
        VIF REIT Index Portfolio (REIT Index) -
            86,833.634 shares at $16.09 per share (cost $1,153,123)                                      1,397,153
        VIF Mid-Cap Index Portfolio (Mid-Cap) -
            103,140.528 shares at $13.64 per share (cost $1,196,434)                                     1,406,837
        VIF Equity Income Portfolio (Equity Income) -
            254,524.361 shares at $20.00 per share (cost $4,784,083)                                     5,090,487
        VIF Growth Portfolio (Growth) -
            612,410.366 shares at $10.93 per share (cost $11,324,983)                                    6,693,645
        VIF Balanced Portfolio (Balanced) -
            231,553.221 shares at $17.16 per share (cost $3,736,658)                                     3,973,453
        VIF High Yield Bond Portfolio (High Yield Bond) -
            183,026.786 shares at $8.95 per share (cost $1,519,308)                                      1,638,090
        VIF International Portfolio (International) -
            453,936.216 shares at $12.84 per share (cost $5,178,660)                                     5,828,541
        VIF Diversified Value Portfolio (Diversified) -
            103,521.185 shares at $11.46 per share (cost $1,031,317)                                     1,186,353
        VIF Small Company Growth Portfolio (Small Company Growth) -
            374,737.839 shares at $16.91 per share (cost $5,623,215)                                     6,336,817
                                                                                                --------------------

     NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                              $      86,453,450
                                                                                                ====================

The accompanying notes are an integral part of these financial statements.

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                             Calvert
                                                                              --------------------------------------

                                                                                            Balanced
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $             74   $            163
   Mortality and expense risk charge                                                       (133)               (22)
                                                                              ------------------ -------------------
Net investment income(loss)                                                                 (59)               141
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                        (2,837)               (49)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                  (2,837)               (49)
                                                                              ------------------ -------------------

Change in unrealized appreciation/depreciation                                              719               (269)
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         (2,177)  $           (177)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $            (59)  $            141
   Net realized gain(loss)                                                               (2,837)               (49)
   Net change in unrealized appreciation/depreciation                                       719               (269)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       (2,177)              (177)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                    1,929              1,057
   Subaccounts transfers (including fixed account), net                                    (269)             4,624
   Transfers for policyowner benefits and terminations                                     ----               ----
   Policyowner maintenance charges                                                         (842)              (559)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                        818              5,122
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                   (1,359)             4,945
Net assets at beginning of period                                                         5,545                600
                                                                              ------------------ -------------------
Net assets at end of period                                                    $          4,186   $          5,545
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                      Calvert
--------------------------------------------------------------------------------------------------------------------

        International Equity                          Mid Cap                               Small Cap
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $            915    $           ----   $           ----   $           ----    $            658   $          1,154
             (145)                (47)            (3,201)            (3,436)               (612)            (1,810)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
              770                 (47)            (3,201)            (3,436)                 46               (656)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----               ----                ----              1,428
            1,973              (2,667)           (18,923)           (72,887)             10,656            (63,176)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
            1,973              (2,667)           (18,923)           (72,887)             10,656            (61,748)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


            4,277               2,441            139,580            (85,548)             15,387            (17,375)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $          7,020    $           (273)  $        117,456   $       (161,871)   $         26,089   $        (79,779)
=================== ================== ================== =================== ================== ===================




 $            770    $            (47)  $         (3,201)  $         (3,436)   $             46   $           (656)
            1,973              (2,667)           (18,923)           (72,887)             10,656            (61,748)
            4,277               2,441            139,580            (85,548)             15,387            (17,375)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

            7,020                (273)           117,456           (161,871)             26,089            (79,779)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


            3,610               2,880             35,859             36,011               6,019             30,004
           29,873              (2,320)           (13,951)           (42,742)            (41,646)          (106,994)
             ----                ----               ----               (293)               ----               ----
           (1,117)               (791)           (25,086)           (22,137)             (4,867)           (11,948)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           32,366                (231)            (3,178)           (29,161)            (40,494)           (88,938)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           39,386                (504)           114,278           (191,032)            (14,405)          (168,717)
            6,234               6,738            374,410            565,442              68,644            237,361
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $         45,620    $          6,234   $        488,688   $        374,410    $         54,239   $         68,644
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                            Ameritas
                                                                              --------------------------------------

                                                                                             Growth
                                                                              --------------------------------------
                                                                                     2003               2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $           ----   $           ----
   Mortality and expense risk charge                                                     (1,217)              (768)
                                                                              ------------------ -------------------
Net investment income(loss)                                                              (1,217)              (768)
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                        (2,607)           (13,134)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                  (2,607)           (13,134)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                           59,646            (30,638)
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         55,822   $        (44,540)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         (1,217)  $           (768)
   Net realized gain(loss)                                                               (2,607)           (13,134)
   Net change in unrealized appreciation/depreciation                                    59,646            (30,638)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       55,822            (44,540)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   54,743             39,971
   Subaccounts transfers (including fixed account), net                                 108,443            (31,661)
   Transfers for policyowner benefits and terminations                                   (6,986)              ----
   Policyowner maintenance charges                                                      (11,719)            (6,012)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    144,481              2,298
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  200,303            (42,242)
Net assets at beginning of period                                                       104,418            146,660
                                                                              ------------------ -------------------
Net assets at end of period                                                    $        304,721   $        104,418
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                  Ameritas                                                   Berger
----------------------------------------------------------------------------- --------------------------------------

               MidCap                                Small Cap                               Growth
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $           ----    $           ----   $           ----   $           ----    $            186   $           ----
             (693)               (519)               (54)               (35)               (405)            (2,459)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
             (693)               (519)               (54)               (35)               (219)            (2,459)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----               ----                ----               ----
           (1,181)             (1,839)               (66)               (78)           (219,004)          (124,515)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           (1,181)             (1,839)               (66)               (78)           (219,004)          (124,515)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           47,021             (26,010)             3,019             (2,222)            225,444            (49,196)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $         45,147    $        (28,368)  $          2,899   $         (2,335)   $          6,221   $       (176,170)
=================== ================== ================== =================== ================== ===================




 $           (693)   $           (519)  $            (54)  $            (35)   $           (219)  $         (2,459)
           (1,181)             (1,839)               (66)               (78)           (219,004)          (124,515)
           47,021             (26,010)             3,019             (2,222)            225,444            (49,196)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           45,147             (28,368)             2,899             (2,335)              6,221           (176,170)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           19,468              65,960              2,716              3,395              20,774             93,233
            4,230              (1,708)              ----               ----            (264,105)           (56,576)
             ----                ----              -----               ----              (4,083)            (8,317)
           (4,537)             (2,837)              (233)              (195)             (8,985)           (43,687)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           19,161              61,415              2,483              3,200            (256,399)           (15,347)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           64,308              33,047              5,382                865            (250,178)          (191,517)
           84,554              51,507              6,693              5,828             250,178            441,695
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        148,862    $         84,554   $         12,075   $          6,693    $           ----   $        250,178
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                             Berger
                                                                              --------------------------------------

                                                                                      Small Company Growth
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $           ----   $           ----
   Mortality and expense risk charge                                                       (939)            (7,851)
                                                                              ------------------ -------------------
Net investment income(loss)                                                                (939)            (7,851)
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                      (573,303)          (751,775)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                (573,303)          (751,775)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                          536,928             12,205
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        (37,314)  $       (747,421)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS

Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $           (939)  $         (7,851)
   Net realized gain(loss)                                                             (573,303)          (751,775)
   Net change in unrealized appreciation/depreciation                                   536,928             12,205
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      (37,314)          (747,421)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                      874            162,452
   Subaccounts transfers (including fixed account), net                                (647,347)          (298,153)
   Transfers for policyowner benefits and terminations                                   (2,034)           (33,041)
   Policyowner maintenance charges                                                      (13,821)           (85,461)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (662,328)          (254,203)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                 (699,642)        (1,001,624)
Net assets at beginning of period                                                       699,642          1,701,266
                                                                              ------------------ -------------------
Net assets at end of period                                                    $           ----   $        699,642
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                     Scudder
--------------------------------------------------------------------------------------------------------------------

             EAFE Equity                            Equity 500                              Small Cap
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $         29,414    $          9,994   $         26,840   $         23,876    $          5,943   $          4,012
           (4,589)             (4,170)           (13,466)           (14,050)             (4,512)            (3,723)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           24,825               5,824             13,374              9,826               1,431                289
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----               ----                ----                302
          (66,051)           (129,605)           (59,597)           (21,451)            (19,703)           (39,634)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          (66,051)           (129,605)           (59,597)           (21,451)            (19,703)           (39,332)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          264,936             (40,538)           598,894           (606,446)            283,526            (99,087)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $        223,710    $       (164,319)  $        552,671   $       (618,071)   $        265,254   $       (138,130)
=================== ================== ================== =================== ================== ===================




 $         24,825    $          5,824   $         13,374   $          9,826    $          1,431   $            289
          (66,051)           (129,605)           (59,597)           (21,451)            (19,703)           (39,332)
          264,936             (40,538)           598,894           (606,446)            283,526            (99,087)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          223,710            (164,319)           552,671           (618,071)            265,254           (138,130)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           64,227              61,462             81,798            141,777              63,059             58,819
           28,421             107,656            (94,057)           (47,288)            201,857            157,453
             ----             (10,749)              ----             (1,452)            (20,889)           (10,952)
          (16,999)            (10,721)           (38,517)           (33,209)            (25,009)           (13,750)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           75,649             147,648            (50,776)            59,828             219,018            191,570
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          299,359             (16,671)           501,895           (558,243)            484,272             53,440
          620,798             637,469          2,092,238          2,650,481             513,224            459,784
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        920,157    $        620,798   $      2,594,133   $      2,092,238    $        997,496   $        513,224
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                            Fidelity
                                                                              --------------------------------------

                                                                                          Contrafund SC
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $            142   $            164
   Mortality and expense risk charge                                                       (318)              (179)
                                                                              ------------------ -------------------
Net investment income(loss)                                                                (176)               (15)
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                            90             (1,480)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                      90             (1,480)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                           14,475             (2,433)
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         14,389   $         (3,928)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $           (176)  $            (15)
   Net realized gain(loss)                                                                   90             (1,480)
   Net change in unrealized appreciation/depreciation                                    14,475             (2,433)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       14,389             (3,928)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   22,812             25,197
   Subaccounts transfers (including fixed account), net                                  (1,127)            (2,414)
   Transfers for policyowner benefits and terminations                                     ----               ----
   Policyowner maintenance charges                                                       (3,139)            (1,978)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                     18,546             20,805
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                   32,935             16,877
Net assets at beginning of period                                                        36,896             20,019
                                                                              ------------------ -------------------
Net assets at end of period                                                    $         69,831   $         36,896
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                      Fidelity
--------------------------------------------------------------------------------------------------------------------

           High Income SC                       Inv. Grade Bond IC                         Mid Cap SC
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $            251    $            152   $         11,187   $          6,708    $          2,531   $          2,229
             (159)                (68)            (2,353)            (1,086)             (6,455)            (3,465)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
               92                  84              8,834              5,622              (3,924)            (1,236)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----              3,935               ----                ----               ----
            2,880                 187              3,823                (38)             50,684             (5,024)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
            2,880                 187              7,758                (38)             50,684             (5,024)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


            2,000                 130                604             11,870             255,981            (33,050)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $          4,972    $            401   $         17,196   $         17,454    $        302,741   $        (39,310)
=================== ================== ================== =================== ================== ===================




 $             92    $             84   $          8,834   $          5,622    $         (3,924)  $         (1,236)
            2,880                 187              7,758                (38)             50,684             (5,024)
            2,000                 130                604             11,870             255,981            (33,050)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

            4,972                 401             17,196             17,454             302,741            (39,310)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


              971               9,894             77,406             77,406              88,390             81,164
           18,274              (8,207)            25,445             64,745             244,546            378,865
             ----                ----               ----               ----             (87,549)              (510)
             (966)               (391)           (12,854)            (5,708)            (51,358)           (26,989)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           18,279               1,296             89,997            136,443             194,029            432,530
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           23,251               1,697            107,193            153,897             496,770            393,220
            3,163               1,466            284,929            131,032             727,320            334,100
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $         26,414    $          3,163   $        392,122   $        284,929    $      1,224,090   $        727,320
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                             Invesco
                                                                              --------------------------------------

                                                                                            Financial
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $            236   $            294
   Mortality and expense risk charge                                                       (373)              (522)
                                                                              ------------------ -------------------
Net investment income(loss)                                                                (137)              (228)
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                         2,250            (13,302)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                   2,250            (13,302)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                           10,274               (313)
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         12,387   $        (13,843)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $           (137)  $           (228)
   Net realized gain(loss)                                                                2,250            (13,302)
   Net change in unrealized appreciation/depreciation                                    10,274               (313)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       12,387            (13,843)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   11,764             17,835
   Subaccounts transfers (including fixed account), net                                 (15,072)           (20,850)
   Transfers for policyowner benefits and terminations                                   (6,112)            (1,167)
   Policyowner maintenance charges                                                       (4,909)            (5,052)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    (14,329)            (9,234)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                   (1,942)           (23,077)
Net assets at beginning of period                                                        44,523             67,600
                                                                              ------------------ -------------------
Net assets at end of period                                                    $         42,581   $         44,523
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                     Invesco
--------------------------------------------------------------------------------------------------------------------

               Health                               Technology                              Telecomm
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $           ----    $           ----   $           ----   $           ----    $           ----   $           ----
           (1,810)             (1,269)            (2,952)            (1,305)               (397)              (405)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           (1,810)             (1,269)            (2,952)            (1,305)               (397)              (405)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----               ----                ----               ----
              722             (26,125)            33,587           (166,385)              5,169            (69,455)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
              722             (26,125)            33,587           (166,385)              5,169            (69,455)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           51,397             (27,495)            53,665            (17,104)             10,004              3,632
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $         50,309    $        (54,889)  $         84,300   $       (184,794)   $         14,776   $        (66,228)
=================== ================== ================== =================== ================== ===================




 $         (1,810)   $         (1,269)  $         (2,952)  $         (1,305)   $           (397)  $           (405)
              722             (26,125)            33,587           (166,385)              5,169            (69,455)
           51,397             (27,495)            53,665            (17,104)             10,004              3,632
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           50,309             (54,889)            84,300           (184,794)             14,776            (66,228)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           43,331              43,677             20,635             24,189               6,788              5,405
          (59,216)            132,988            325,565             55,074              42,117           (230,194)
          (17,947)               (804)           (17,038)              (619)            (35,317)              (203)
          (13,994)            (11,720)           (15,467)            (6,345)             (3,586)            (3,624)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          (47,826)            164,141            313,695             72,299              10,002           (228,616)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

            2,483             109,252            397,995           (112,495)             24,778           (294,844)
          239,245             129,993            198,855            311,350              33,998            328,842
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        241,728    $        239,245   $        596,850   $        198,855    $         58,776   $         33,998
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                              Janus
                                                                              --------------------------------------

                                                                                             Growth
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $            199   $           ----
   Mortality and expense risk charge                                                     (1,255)              ----
                                                                              ------------------ -------------------
Net investment income(loss)                                                              (1,056)              ----
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                         3,359               ----
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                   3,359               ----
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                           45,455               ----
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         47,758   $           ----
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         (1,056)  $           ----
   Net realized gain(loss)                                                                3,359               ----
   Net change in unrealized appreciation/depreciation                                    45,455               ----
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       47,758               ----
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   60,922               ----
   Subaccounts transfers (including fixed account), net                                 211,979               ----
   Transfers for policyowner benefits and terminations                                  (52,199)              ----
   Policyowner maintenance charges                                                      (27,368)              ----
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    193,334               ----
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  241,092               ----
Net assets at beginning of period                                                          ----               ----
                                                                              ------------------ -------------------
Net assets at end of period                                                    $        241,092   $           ----
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                  Neuberger Berman
--------------------------------------------------------------------------------------------------------------------

              Balanced                                Growth                                Guardian
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
$          10,307    $         16,853   $           ----  $            ----    $            833   $            886
           (4,188)             (4,827)            (7,452)            (9,372)               (556)              (716)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
            6,119              12,026             (7,452)            (9,372)                277                170
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----               ----                ----               ----
          (61,756)           (296,451)          (316,492)          (741,894)             (9,350)            (8,293)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          (61,756)           (296,451)          (316,492)          (741,894)             (9,350)            (8,293)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          138,076             130,551            589,461            233,209              34,003            (29,259)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $         82,439    $       (153,874)  $        265,517   $       (518,057)   $         24,930   $        (37,382)
=================== ================== ================== =================== ================== ===================




 $          6,119    $         12,026   $         (7,452)  $         (9,372)   $            277   $            170
          (61,756)           (296,451)          (316,492)          (741,894)             (9,350)            (8,293)
          138,076             130,551            589,461            233,209              34,003            (29,259)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           82,439            (153,874)           265,517           (518,057)             24,930            (37,382)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          130,960             145,412            150,521            208,326              15,714             16,296
           (9,031)           (447,989)          (129,325)          (179,701)            (16,135)            (8,825)
          (11,199)            (33,870)           (64,580)           (68,479)               ----            (18,589)
          (58,157)            (67,648)           (80,745)          (100,930)             (6,917)            (6,375)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           52,573            (404,095)          (124,129)          (140,784)             (7,338)           (17,493)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          135,012            (557,969)           141,388           (658,841)             17,592            (54,875)
          591,450           1,149,419            966,492          1,625,333              89,965            144,840
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        726,462    $        591,450   $      1,107,880   $        966,492    $        107,557   $         89,965
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                        Neuberger Berman
                                                                              --------------------------------------

                                                                                      Limited Maturity Bond
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $         26,195   $         11,357
   Mortality and expense risk charge                                                     (4,245)            (1,910)
                                                                              ------------------ -------------------
Net investment income(loss)                                                              21,950              9,447
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                         6,627                224
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                   6,627                224
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                          (20,961)             2,146
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $          7,616   $         11,817
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         21,950   $          9,447
   Net realized gain(loss)                                                                6,627                224
   Net change in unrealized appreciation/depreciation                                   (20,961)             2,146
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                        7,616             11,817
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   56,770             64,845
   Subaccounts transfers (including fixed account), net                                 364,937            115,272
   Transfers for policyowner benefits and terminations                                 (125,875)            (3,676)
   Policyowner maintenance charges                                                      (43,237)           (19,947)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    252,595            156,494
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  260,211            168,311
Net assets at beginning of period                                                       372,013            203,702
                                                                              ------------------ -------------------
Net assets at end of period                                                    $        632,224   $        372,013
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.


                                                   Neuberger Berman
--------------------------------------------------------------------------------------------------------------------

            Liquid Assets                             Mid-Cap                               Partners
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $              1    $            802   $           ----   $           ----    $           ----   $         12,023
               (2)               (475)              (101)              (333)            (15,458)           (17,175)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
               (1)                327               (101)              (333)            (15,458)            (5,152)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


               75                 381               ----               ----                ----               ----
             ----                ----            (18,672)           (20,699)            (82,306)          (179,652)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
               75                 381            (18,672)           (20,699)            (82,306)          (179,652)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----             20,734               (173)            713,704           (464,699)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $             74    $            708   $          1,961   $        (21,205)   $        615,940   $       (649,503)
=================== ================== ================== =================== ================== ===================




 $             (1)   $            327   $           (101)  $           (333)   $        (15,458)  $         (5,152)
               75                 381            (18,672)           (20,699)            (82,306)          (179,652)
             ----                ----             20,734               (173)            713,704           (464,699)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

               74                 708              1,961            (21,205)            615,940           (649,503)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----              6,936              5,020             227,920            288,072
           (1,255)            (88,215)           (22,457)            (7,012)           (253,439)          (569,703)
             ----                ----               ----            (23,965)            (77,076)          (123,646)
              (12)             (2,756)              (800)            (2,190)           (126,093)          (133,913)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           (1,267)            (90,971)           (16,321)           (28,147)           (228,688)          (539,190)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           (1,193)            (90,263)           (14,360)           (49,352)            387,252         (1,188,693)
            1,193              91,456             31,975             81,327           1,899,303          3,087,996
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $           ----    $          1,193   $         17,615   $         31,975    $      2,286,555   $      1,899,303
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                              Rydex
                                                                              --------------------------------------

                                                                                              Nova
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $           ----   $         19,040
   Mortality and expense risk charge                                                     (2,671)            (2,053)
                                                                              ------------------ -------------------
Net investment income(loss)                                                              (2,671)            16,987
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                       (19,649)          (219,488)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                 (19,649)          (219,488)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                           61,709             64,346
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         39,389   $       (138,155)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         (2,671)  $         16,987
   Net realized gain(loss)                                                              (19,649)          (219,488)
   Net change in unrealized appreciation/depreciation                                    61,709             64,346
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       39,389           (138,155)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   63,062            105,801
   Subaccounts transfers (including fixed account), net                                  77,125              7,232
   Transfers for policyowner benefits and terminations                                  (26,536)           (14,102)
   Policyowner maintenance charges                                                      (28,946)           (28,350)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                     84,705             70,581
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  124,094            (67,574)
Net assets at beginning of period                                                       233,027            300,601
                                                                              ------------------ -------------------
Net assets at end of period                                                    $        357,121   $        233,027
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                      Rydex
--------------------------------------------------------------------------------------------------------------------

                 OTC                              Precious Metals                             Ursa
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $           ----    $           ----   $           ----   $           ----    $           ----   $         23,591
           (9,491)            (12,289)            (2,977)            (2,242)            (16,173)           (11,817)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           (9,491)            (12,289)            (2,977)            (2,242)            (16,173)            11,774
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----               ----                ----               ----
           54,260          (1,692,595)            55,151             26,418            (486,119)           (57,954)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           54,260          (1,692,595)            55,151             26,418            (486,119)           (57,954)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          399,954             476,608             62,317             35,524            (207,083)           177,689
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $        444,723    $     (1,228,276)  $        114,491   $         59,700    $       (709,375)  $        131,509
=================== ================== ================== =================== ================== ===================




 $         (9,491)   $        (12,289)  $         (2,977)  $         (2,242)   $        (16,173)  $         11,774
           54,260          (1,692,595)            55,151             26,418            (486,119)           (57,954)
          399,954             476,608             62,317             35,524            (207,083)           177,689
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          444,723          (1,228,276)           114,491             59,700            (709,375)           131,509
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          217,349             218,323             14,970             28,748              68,944             71,292
          197,381             401,000            358,127            390,640             463,258         (1,328,564)
          (80,725)            (16,632)            (2,608)            (1,533)           (102,132)            (5,044)
         (107,976)           (119,932)           (19,769)           (14,655)           (109,198)           (52,389)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          226,029             482,759            350,720            403,200             320,872         (1,314,705)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          670,752            (745,517)           465,211            462,900            (388,503)        (1,183,196)
          865,957           1,611,474            482,703             19,803           1,248,653          2,431,849
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $      1,536,709    $        865,957   $        947,914   $        482,703    $        860,150   $      1,248,653
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                              Rydex
                                                                              --------------------------------------

                                                                                       US Government Bond
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $         12,698   $          9,798
   Mortality and expense risk charge                                                     (2,855)            (2,045)
                                                                              ------------------ -------------------
Net investment income(loss)                                                               9,843              7,753
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                       22,088               ----
   Net realized gain(loss) on sale of fund shares                                        13,147             17,648
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                  35,235             17,648
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                          (51,616)            31,962
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         (6,538)  $         57,363
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $          9,843   $          7,753
   Net realized gain(loss)                                                               35,235             17,648
   Net change in unrealized appreciation/depreciation                                   (51,616)            31,962
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       (6,538)            57,363
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   56,764             44,747
   Subaccounts transfers (including fixed account), net                                (136,945)           317,557
   Transfers for policyowner benefits and terminations                                  (54,978)           (43,990)
   Policyowner maintenance charges                                                      (35,833)           (28,352)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (170,992)           289,962
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                 (177,530)           347,325
Net assets at beginning of period                                                       447,359            100,034
                                                                              ------------------ -------------------
Net assets at end of period                                                    $        269,829   $        447,359
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.



           Strong Variable                      Strong Opportunity                        Third Avenue
-------------------------------------- -------------------------------------- --------------------------------------

               Growth                               Opportunity                               Value
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $           ----    $           ----   $            216   $          1,296    $          2,573   $          2,060
           (1,493)               (518)            (2,658)            (2,734)            (10,363)            (7,826)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           (1,493)               (518)            (2,442)            (1,438)             (7,790)            (5,766)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----                ----               ----              5,980              25,881             17,936
           29,058             (24,866)           (20,962)           (76,551)             26,352            (90,286)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           29,058             (24,866)           (20,962)           (70,571)             52,233            (72,350)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           29,662             (17,498)           124,824            (75,003)            475,371           (102,346)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $         57,227    $        (42,882)  $        101,420   $       (147,012)   $        519,814   $       (180,462)
=================== ================== ================== =================== ================== ===================




 $         (1,493)   $           (518)  $         (2,442)  $         (1,438)   $         (7,790)  $         (5,766)
           29,058             (24,866)           (20,962)           (70,571)             52,233            (72,350)
           29,662             (17,498)           124,824            (75,003)            475,371           (102,346)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           57,227             (42,882)           101,420           (147,012)            519,814           (180,462)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           18,999              28,318             38,368             30,135             155,061            213,334
         (205,861)            184,873            (12,051)          (265,098)            530,454            404,828
           (3,014)               ----            (48,366)              (478)            (72,661)           (16,186)
           (7,748)             (5,075)           (12,928)           (14,991)            (70,352)           (49,096)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (197,624)            208,116            (34,977)          (250,432)            542,502            552,880
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

         (140,397)            165,234             66,443           (397,444)          1,062,316            372,418
          225,771              60,537            255,912            653,356           1,115,650            743,232
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $         85,374    $        225,771   $        322,355   $        255,912    $      2,177,966   $      1,115,650
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                            Vanguard
                                                                              --------------------------------------

                                                                                          Money Market
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $        106,301   $        210,329
   Mortality and expense risk charge                                                    (77,169)           (89,414)
                                                                              ------------------ -------------------
Net investment income(loss)                                                              29,132            120,915
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                          ----               ----
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                    ----               ----
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                             ----               ----
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         29,132   $        120,915
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         29,132   $        120,915
   Net realized gain(loss)                                                                 ----               ----
   Net change in unrealized appreciation/depreciation                                      ----               ----
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       29,132            120,915
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                4,850,458          5,379,458
   Subaccounts transfers (including fixed account), net                              (4,971,181)        (6,389,701)
   Transfers for policyowner benefits and terminations                                 (769,312)          (587,682)
   Policyowner maintenance charges                                                     (537,947)          (586,023)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                 (1,427,982)        (2,183,948)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                               (1,398,850)        (2,063,033)
Net assets at beginning of period                                                    11,957,830         14,020,863
                                                                              ------------------ -------------------
Net assets at end of period                                                    $     10,558,980   $     11,957,830
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.


                                                     Vanguard
--------------------------------------------------------------------------------------------------------------------

            Equity Index                            Total Bond                             REIT Index
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $        210,796    $        245,333   $        165,768   $         96,971    $         40,528   $         23,770
         (114,528)           (109,422)           (25,331)           (19,579)             (8,104)            (6,218)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           96,268             135,911            140,437             77,392              32,424             17,552
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          421,593             933,939               ----               ----              31,482              8,082
         (590,511)           (749,955)            28,538             24,890              15,988            (16,057)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (168,918)            183,984             28,538             24,890              47,470             (7,975)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


        3,928,853          (4,178,971)           (62,802)            92,667             252,826            (21,522)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $      3,856,203    $     (3,859,076)  $        106,173   $        194,949    $        332,720   $        (11,945)
=================== ================== ================== =================== ================== ===================




 $         96,268    $        135,911   $        140,437   $         77,392    $         32,424   $         17,552
         (168,918)            183,984             28,538             24,890              47,470             (7,975)
        3,928,853          (4,178,971)           (62,802)            92,667             252,826            (21,522)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        3,856,203          (3,859,076)           106,173            194,949             332,720            (11,945)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


        2,479,285           2,413,026            434,882            387,898             103,196            129,692
          744,528            (716,040)            16,402            604,545              64,979            521,904
         (781,813)           (408,699)          (204,629)          (156,799)            (20,403)            (6,545)
         (839,748)           (831,854)          (151,234)          (117,741)            (89,966)           (58,889)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
        1,602,252             456,433             95,421            717,903              57,806            586,162
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        5,458,455          (3,402,643)           201,594            912,852             390,526            574,217
       13,555,706          16,958,349          3,227,967          2,315,115           1,006,627            432,410
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $     19,014,161    $     13,555,706   $      3,429,561   $      3,227,967    $      1,397,153   $      1,006,627
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                            Vanguard
                                                                              --------------------------------------

                                                                                             Mid-Cap
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $          7,369   $          7,327
   Mortality and expense risk charge                                                     (7,701)            (5,561)
                                                                              ------------------ -------------------
Net investment income(loss)                                                                (332)             1,766
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                       23,582             49,959
   Net realized gain(loss) on sale of fund shares                                        (5,310)           (98,014)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                  18,272            (48,055)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                          302,787           (107,584)
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        320,727   $       (153,873)
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $           (332)  $          1,766
   Net realized gain(loss)                                                               18,272            (48,055)
   Net change in unrealized appreciation/depreciation                                   302,787           (107,584)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      320,727           (153,873)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  248,217            154,771
   Subaccounts transfers (including fixed account), net                                  12,373            562,854
   Transfers for policyowner benefits and terminations                                  (50,134)           (10,765)
   Policyowner maintenance charges                                                      (52,110)           (33,478)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    158,346            673,382
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  479,073            519,509
Net assets at beginning of period                                                       927,764            408,255
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      1,406,837   $        927,764
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                     Vanguard
--------------------------------------------------------------------------------------------------------------------

            Equity Income                             Growth                                Balanced
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $        111,927    $        128,182   $         21,418   $         29,465   $         110,053   $        150,543
          (31,138)            (33,398)           (43,934)           (48,338)            (27,058)           (30,490)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           80,789              94,784            (22,516)           (18,873)             82,995            120,053
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


            6,218              21,364               ----            412,499                ----            146,958
         (128,222)           (121,593)        (1,263,603)        (2,301,275)            (64,027)           (85,063)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (122,004)           (100,229)        (1,263,603)        (1,888,776)            (64,027)            61,895
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          948,956            (713,895)         2,612,288         (1,196,815)            634,283           (517,522)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $        907,741    $       (719,340)  $      1,326,169   $     (3,104,464)   $        653,251   $       (335,574)
=================== ================== ================== =================== ================== ===================




 $         80,789    $         94,784   $        (22,516)  $        (18,873)   $         82,995   $        120,053
         (122,004)           (100,229)        (1,263,603)        (1,888,776)            (64,027)            61,895
          948,956            (713,895)         2,612,288         (1,196,815)            634,283           (517,522)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          907,741            (719,340)         1,326,169         (3,104,464)            653,251           (335,574)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          505,689             598,492            970,120          1,194,525             352,156            432,102
           25,690             (55,385)          (310,366)          (894,535)            (63,422)           (95,047)
         (169,011)           (216,455)          (249,648)          (207,436)           (364,470)          (563,581)
         (255,889)           (270,191)          (354,349)          (396,605)           (196,409)          (194,881)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          106,479              56,461             55,757           (304,051)           (272,145)          (421,407)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        1,014,220            (662,879)         1,381,926         (3,408,515)            381,106           (756,981)
        4,076,267           4,739,146          5,311,719          8,720,234           3,592,347          4,349,328
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $      5,090,487    $      4,076,267   $      6,693,645   $      5,311,719    $      3,973,453   $      3,592,347
=================== ================== ================== =================== ================== ===================


                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                            Vanguard
                                                                              --------------------------------------

                                                                                         High Yield Bond
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
STATEMENTS OF OPERATIONS
Investment income:
   Dividend distributions received                                             $         83,228  $          50,668
   Mortality and expense risk charge                                                    (10,245)            (6,653)
                                                                              ------------------ -------------------
Net investment income(loss)                                                              72,983             44,015
                                                                              ------------------ -------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----               ----
   Net realized gain(loss) on sale of fund shares                                        14,086            (52,180)
                                                                              ------------------ -------------------
Net realized gain(loss)                                                                  14,086            (52,180)
                                                                              ------------------ -------------------


Change in unrealized appreciation/depreciation                                          117,773             19,981
                                                                              ------------------ -------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        204,842   $         11,816
                                                                              ================== ===================


STATEMENTS OF CHANGES IN NET ASSETS
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         72,983   $         44,015
   Net realized gain(loss)                                                               14,086            (52,180)
   Net change in unrealized appreciation/depreciation                                   117,773             19,981
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      204,842             11,816
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions
   Payments received from policyowners                                                  158,247            120,136
   Subaccounts transfers (including fixed account), net                                 486,618            102,479
   Transfers for policyowner benefits and terminations                                  (77,698)           (13,643)
   Policyowner maintenance charges                                                      (70,783)           (48,875)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    496,384            160,097
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  701,226            171,913
Net assets at beginning of period                                                       936,864            764,951
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      1,638,090   $        936,864
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                      Vanguard
--------------------------------------------------------------------------------------------------------------------

            International                           Diversified                       Small Company Growth
-------------------------------------- -------------------------------------- --------------------------------------
       2003               2002                2003               2002               2003                2002
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $         63,982    $        116,634   $         16,399   $          6,557     $           989   $         39,253
          (35,001)            (35,546)            (5,607)            (3,122)            (37,174)           (33,993)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           28,981              81,088             10,792              3,435             (36,185)             5,260
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


             ----             168,702               ----               ----                ----            170,098
         (209,524)           (892,023)             7,752            (33,325)            (33,973)          (185,269)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (209,524)           (723,321)             7,752            (33,325)            (33,973)           (15,171)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


        1,611,457            (260,111)           193,522            (32,028)          1,782,766         (1,334,547)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


 $      1,430,914    $       (902,344)  $        212,066   $        (61,918)    $     1,712,608   $     (1,344,458)
=================== ================== ================== =================== ================== ===================




 $         28,981    $         81,088   $         10,792   $          3,435     $       (36,185)  $          5,260
         (209,524)           (723,321)             7,752            (33,325)            (33,973)           (15,171)
        1,611,457            (260,111)           193,522            (32,028)          1,782,766         (1,334,547)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        1,430,914            (902,344)           212,066            (61,918)          1,712,608         (1,344,458)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          499,638             571,747            162,291             77,002             540,286            578,534
          (59,887)             26,798            307,091            451,596             535,083           (132,461)
         (242,775)           (210,724)           (43,317)           (17,340)           (198,503)          (137,194)
         (246,356)           (261,043)           (35,724)           (22,802)           (243,447)          (226,805)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          (49,380)            126,778            390,341            488,456             633,419             82,074
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        1,381,534            (775,566)           602,407            426,538           2,346,027         (1,262,384)
        4,447,007           5,222,573            583,946            157,408           3,990,790          5,253,174
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $      5,828,541    $      4,447,007   $      1,186,353   $        583,946     $     6,336,817   $      3,990,790
=================== ================== ================== =================== ================== ===================

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

1.  ORGANIZATION

    Ameritas Life Insurance Corp. Separate Account LLVL (the Account) was established on October 26, 1995, under Nebraska law. The assets of the Account are held by Ameritas Life Insurance Corp. (ALIC) (an indirect wholly owned subsidiary of Ameritas Acacia Mutual Holding Company), are segregated from all of ALIC's other assets and are used only to support variable life products issued by ALIC.

    The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund. At December 31, 2003 there are forty-five subaccounts available within the Account:

    Calvert Asset Management                                 Deutsche Asset Management, Inc.
    Company, Inc. (Advisor) (See Note 3)                        Scudder  (formerly Deutsche Asset Management VIT
      Calvert (Fund)                                            Funds)
       *Balanced (Subaccount)                                    *EAFE Equity
        (Commenced September 13, 2000)                            (Commenced November 29, 1999)
       *International Equity                                     *Equity 500
        (Commenced June 7, 2000)                                  (Commenced November 29, 1999)
       *Mid Cap                                                  *Small Cap
        (Commenced July 24, 2000)                                 (Commenced January 31, 2000)
       *Small Cap
        (Commenced September 13, 2000)                       Fidelity Management & Research Company
                                                                Fidelity
    Ameritas Investment Corp. (See Note 3)                       *Contrafund SC
      Ameritas                                                    (Commenced September 25, 2000)
       *Growth                                                   *High Income SC
        (Commenced August 7, 2000)                                (Commenced December 7, 2000)
       *MidCap                                                   *Inv. Grade Bond IC
        (Commenced July 5, 2000)                                  (Commenced December 18, 2000)
       *Small Cap                                                *Mid Cap SC
        (Commenced August 28, 2000)                               (Commenced September 5, 2000)

    Berger LLC                                               INVESCO Funds Group, Inc.
      Berger Institutional Products Trust (Berger)              Invesco
       *IPT - Growth Fund (Growth)                               *Financial
        (Commenced June 6, 1997)                                  (Commenced May 10, 2001)
        (Ceased March 21, 2003)                                  *Health
       *IPT - Small Company Growth Fund                           (Commenced May 10, 2001)
        (Small Company Growth)                                   *Technology
        (Commenced May 5, 1997)                                   (Commenced May 2, 2001)
        (Ceased March 31, 2003)                                  *Telecomm
                                                                  (Commenced June 13, 2001)


                                     FS-29

1.  ORGANIZATION, continued

   Janus Capital Management LLC                               The Vanguard Group
      Janus                                                     Vanguard
       *Growth                                                   *Money Market
        (Commenced March 21, 2003)                                (Commenced January 9, 1996)
                                                                 *Equity Index
   Neuberger Berman Management Inc.                               (Commenced January 31, 1996)
      Neuberger Berman                                           *Total Bond
       *Balanced                                                  (Commenced February 12, 1996)
        (Commenced January 31, 1996)                             *REIT Index
       *Growth                                                    (Commenced May 1, 2001)
        (Commenced January 22, 1996)                             *Mid-Cap
       *Guardian                                                  (Commenced May 17, 2001)
        (Commenced January 31, 2000)
       *Limited Maturity Bond                                Newell Associates
        (Commenced February 6, 1996)                            Vanguard
       *AMT Liquid Assets Portfolio (Liquid Assets)              *Equity Income
        (Commenced November 15, 1999)                             (Commenced February 6, 1996)
        (Ceased March 4, 2003)
       *Mid-Cap                                              Lincoln Capital Management Company
        (Commenced January 31, 2000)                            Vanguard
       *Partners                                                 *Growth
        (Commenced January 31, 1996)                              (Commenced January 22, 1996)

    Rydex Global Advisors                                    Wellington Management Company, LLP
      Rydex                                                     Vanguard
       *Nova                                                     *Balanced
        (Commenced July 6, 1999)                                  (Commenced February 12, 1996)
       *OTC                                                      *High Yield Bond
        (Commenced July 6, 1999)                                  (Commenced March 10, 1997)
       *Precious Metals
        (Commenced August 10, 1999)                          Schroder Investment Management
       *Ursa                                                 North America, Inc.
        (Commenced July 27, 1999)                               Vanguard
       *US Government Bond                                       *International
        (Commenced October 6, 1999)                               (Commenced January 22, 1996)

    Strong Capital Management, Inc.                          Barrow, Hanley, Mewhinney & Strauss, Inc.
      Strong Variable                                           Vanguard
       *Growth                                                   *Diversified
        (Commenced May 18, 2001)                                  (Commenced May 21, 2001)

    Strong Capital Management, Inc.                          Granahan Investment Management, Inc.,
      Strong Opportunity                                     Grantham, Mayo, Van Otterloo & Co. LLC
       *Opportunity                                             Vanguard
        (Commenced May 3, 2001)                                  *Small Company Growth
                                                                  (Commenced January 29, 1997)
    EQSF Advisers, Inc.
      Third Avenue
       *Value
        (Commenced May 3, 2001)

2. ACCOUNTING POLICIES

    USE OF ESTIMATES
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    INVESTMENTS
    The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners' units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

    Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

    FEDERAL AND STATE TAXES
    The operations of the Account are included in the federal income tax return of ALIC, which is taxed as a life insurance company under the Internal Revenue Code. ALIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Charges for state and local taxes, if any, attributable to the Account may also be made. Currently, ALIC does not make a charge for income taxes or other taxes.

3.  RELATED PARTIES

    Affiliates of ALIC provide management, administrative and investment advisory services for the Ameritas and Calvert subaccounts. These subaccounts incurred approximately $15,000 and $7,700 payable to affiliates of ALIC during 2003 and 2002, respectively.

4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments in the subaccounts for the periods ended December 31, 2003 were as follows:

                                        Purchases                 Sales
                                  ----------------------  ----------------------
    Calvert:
      Balanced                      $          108,349      $          107,590
      International Equity                      60,634                  27,497
      Mid Cap                                   59,867                  66,246
      Small Cap                                301,035                 341,483

    Ameritas:
      Growth                                   159,277                  16,013
      MidCap                                    24,945                   6,477
      Small Cap                                  2,716                     287

                                        Purchases                 Sales
                                  ----------------------  ----------------------
    Berger:
      Growth                        $           15,210      $          271,827
      Small Company Growth                       7,718                 670,985

    Scudder:
      EAFE Equity                              605,650                 505,175
      Equity 500                               106,379                 143,780
      Small Cap                                478,374                 257,926

    Fidelity:
      Contrafund SC                             25,208                   6,838
      High Income SC                           129,061                 110,691
      Inv. Grade Bond IC                       375,124                 272,356
      Mid Cap SC                               864,172                 674,067

    Invesco:
      Financial                                 72,704                  87,170
      Health                                   388,729                 438,364
      Technology                             2,803,645               2,492,902
      Telecomm                                 203,656                 194,052

    Janus:
      Growth                                   308,266                 115,988

    Neuberger Berman:
      Balanced                                 228,304                 169,612
      Growth                                   150,044                 281,626
      Guardian                                  16,436                  23,496
      Limited Maturity Bond                  1,011,949                 737,403
      Liquid Assets                                 76                   1,269
      Mid-Cap                                    7,295                  23,718
      Partners                                 157,184                 401,331

    Rydex:
      Nova                                   2,005,595               1,923,560
      OTC                                    3,324,280               3,107,742
      Precious Metals                        2,414,310               2,066,566
      Ursa                                   3,990,390               3,685,691
      US Government Bond                       345,382                 484,443

    Strong Variable:
      Growth                                   171,587                 370,703

    Strong Opportunity:
      Opportunity                              438,180                 475,600

    Third Avenue:
      Value                                  1,171,460                 610,868

                                        Purchases                 Sales
                                  ----------------------  ----------------------
    Vanguard:
      Money Market                  $       11,817,496      $       13,216,345
      Equity Index                           4,486,396               2,366,283
      Total Bond                             1,179,240                 943,382
      REIT Index                               562,062                 440,350
      Mid-Cap                                  760,133                 578,538
      Equity Income                          1,215,556               1,022,070
      Growth                                 1,207,273               1,174,032
      Balanced                                 708,936                 898,087
      High Yield Bond                        1,461,879                 892,511
      International                          1,402,609               1,423,008
      Diversified                              684,419                 283,286
      Small Company Growth                   2,014,345               1,417,111

5. UNIT VALUES

    The unit value, units, net assets, investment income ratio (Inv. Income Ratio), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded).

    Inv. Income Ratio - The Inv. Income Ratio represents the dividend distributions received divided by average net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

    Expense Ratio - The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. These fees range between .60 percent and .75 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $9 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

    Total Return - The Total Return represents the change in the unit value reported year-to-date, however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

    Total returns and expense ratios in this disclosure may not be applicable to all policies. Policyowners and prospective policyowners should consult policyowner statements and policy and fund prospectuses for specific performance and expense information.


                                       At December 31                       For the Periods Ended December 31
                       ---------------------------------------------- -----------------------------------------------
                                                                         Inv.
                             Unit                        Net Assets     Income       Expense            Total
                           Value ($)         Units           ($)       Ratio %       Ratio %           Return %
                       ------------------ ------------- ------------- ---------- ---------------- -------------------
                         Min      Max                                              Min     Max       Min      Max
Calvert:
Balanced
2003                      2.00    2.00           2,094          4,186     0.42     0.75    0.75     18.44    18.44
2002                      1.69    1.69           3,285          5,545     5.98     0.75    0.75    (12.81)  (12.81)
2001                      1.94    1.94             310            600     0.03     0.60    0.75     (7.65)   (7.49)

International Equity
2003                    16.03    17.39            2,630        45,620    4.65      0.60    0.75     30.71    30.85
2002                    12.25    13.30              476         6,234    ----      0.60    0.75    (15.59)  (15.47)
2001                    14.49    15.76              431         6,738    0.10      0.60    0.75    (25.31)  (25.19)

Mid Cap
2003                    27.10    27.10           18,033       488,688    ----      0.75    0.75     30.71    30.71
2002                    20.73    20.73           18,058       374,410    ----      0.60    0.75    (28.76)   (7.88)
2001                    27.18    29.10           19,479       565,442    ----      0.60    0.75    (12.82)   (4.26)

Small Cap
2003                    16.49    16.49            3,288        54,239    0.80      0.75    0.75     38.55    38.55
2002                    11.91    11.91            5,766        68,644    0.48      0.60    0.75    (23.12)   (0.91)
2001                    15.49    15.49           15,326       237,361    ----      0.60    0.75     10.04    10.26

Ameritas:
Growth
2003                    42.68    42.74            7,135       304,721    ----      0.60    0.75     34.50    34.70
2002                    31.68    31.78            3,289       104,418    ----      0.60    0.75    (33.76)  (33.66)
2001                    47.76    47.98            3,062       146,660    0.07      0.60    0.75    (12.81)  (12.65)

MidCap
2003                    33.16    33.16            4,490       148,862    ----      0.60    0.60     46.42    46.42
2002                    22.64    22.64            3,734        84,554    ----      0.60    0.60    (30.32)  (30.32)
2001                    32.50    32.50            1,585        51,507    ----      0.60    0.60     (7.93)   (7.93)

Small Cap
2003                    26.05    26.05              464        12,075    ----      0.60    0.60     38.05    38.05
2002                    18.87    18.87              355         6,693    ----      0.60    0.60    (35.62)  (35.62)
2001                    29.32    29.32              199         5,828    ----      0.60    0.60    (27.71)  (27.71)

Scudder:
EAFE Equity
2003                     8.60     9.12          102,236       920,157    4.04      0.60    0.75     32.36    32.56
2002                     6.50     6.88           91,099       620,798    1.49      0.60    0.75    (22.18)  (22.06)
2001                     8.35     8.83           72,286       637,469    ----      0.60    0.75    (25.25)  (25.15)


                                     FS-34

5. UNIT VALUES, continued

                                       At December 31                       For the Periods Ended December 31
                       ----------------------------------------------- ----------------------------------------------
                                                                        Inv.
                             Unit                        Net Assets    Income        Expense            Total
                           Value ($)         Units           ($)       Ratio %       Ratio %           Return %
                       ----------------- -------------- -------------- --------- ---------------- -------------------
                         Min      Max                                              Min     Max       Min      Max
Scudder, continued:
Equity 500
2003                    11.82    11.82         219,477      2,594,133     1.19     0.60   0.60      27.39    27.39
2002                     9.28     9.28         225,507      2,092,238     1.01     0.60   0.60     (22.78)  (22.78)
2001                    12.02    12.02         220,594      2,650,481     0.95     0.60   0.60     (12.72)  (12.72)

Small Cap
2003                     12.90   12.92          77,266        997,496     0.85     0.60    0.75     45.35    45.56
2002                      8.86    8.89          57,859        513,224     0.69     0.60    0.75    (21.17)  (21.05)
2001                     11.23   11.28          40,945        459,784     0.72     0.60    0.75      1.31     1.44

Fidelity:
Contrafund SC
2003                     23.63   23.63           2,956         69,831     0.27     0.60    0.60     27.59    27.59
2002                     18.52   18.52           1,993         36,896     0.55     0.60    0.60     (9.96)   (9.96)
2001                     20.57   20.57             973         20,019     0.03     0.60    0.60    (12.90)  (12.90)

High Income SC
2003                      8.25    8.25           3,202         26,414     0.95     0.60    0.60     26.21    26.21
2002                      6.54    6.54             484          3,163     1.33     0.60    0.60      2.99     2.99
2001                      6.35    6.35             231          1,466    14.18     0.60    0.60    (22.08)  (22.08)

Inv. Grade Bond IC
2003                     15.56   15.56          25,193        392,122     2.83     0.60    0.60      4.58     4.58
2002                     14.88   14.88          19,145        284,929     3.68     0.60    0.60      9.68     9.68
2001                     13.57   13.57           9,657        131,032     3.53     0.60    0.60      7.80     7.80

Mid Cap SC
2003                     23.92   23.97          51,167      1,224,090     0.29     0.60    0.75     37.51    37.71
2002                     17.39   17.41          41,811        727,320     0.46     0.60    0.75    (10.56)  (10.43)
2001                     19.43   19.45          17,184        334,100     ----     0.60    0.75     (4.08)   (3.95)

Invesco:
Financial
2003                     13.49   13.60           3,155         42,581     0.47     0.60    0.75     28.62    28.78
2002                     10.48   10.56           4,245         44,523     0.43     0.60    0.75    (15.53)   (3.05)
2001                     12.41   12.41           5,446         67,600     0.39     0.75    0.75     (4.23)   (4.23)

Health
2003                     17.28   17.45          13,984        241,728     ----     0.60    0.75     26.84    27.01
2002                     13.63   13.74          17,556        239,245     ----     0.60    0.75    (25.01)   (8.37)
2001                     18.17   18.17           7,153        129,993     0.30     0.75    0.75      3.32     3.32


                                     FS-35

5. UNIT VALUES, continued

                                       At December 31                       For the Periods Ended December 31
                       ----------------------------------------------- ----------------------------------------------
                                                                         Inv.
                             Unit                        Net Assets     Income       Expense            Total
                           Value ($)         Units           ($)       Ratio %       Ratio %           Return %
                       ------------------ ------------- -------------- --------- ---------------- -------------------
                         Min      Max                                              Min     Max       Min      Max
Invesco, continued:
Technology
2003                     11.62    11.84          51,331        596,850     ----     0.60    0.75    15.51    44.21
2002                      8.06     8.06          24,672        198,855     ----     0.75    0.75   (47.24)  (47.24)
2001                     15.28    15.28          20,378        311,350     ----     0.75    0.75   (27.45)  (27.45)

Telecomm
2003                      3.61     3.67          16,234         58,776     ----     0.60    0.75    12.60    33.31
2002                      2.71     2.71          12,559         33,998     ----     0.75    0.75   (51.19)  (51.19)
2001                      5.57     5.57          59,288        328,842     ----     0.75    0.75   (33.01)  (33.01)

Janus:
Growth
2003                     19.14    19.14          12,599        241,092     0.09     0.75    0.75    25.81    25.81
2002                     ----     ----             ----           ----     ----     ----    ----    ----     ----
2001                     ----     ----             ----           ----     ----     ----    ----    ----     ----

Neuberger Berman:
Balanced
2003                     14.07    25.17          33,199        726,462     1.76     0.60    0.75    15.42    15.59
2002                     12.17    21.80          31,743        591,450     2.41     0.60    0.75   (17.76)  (17.64)
2001                     14.78    26.52          51,568      1,149,419     1.68     0.60    0.75   (14.01)  (13.88)

Growth
2003                     33.16    33.16          33,407      1,107,880      ---     0.75    0.75    30.43    30.43
2002                     25.43    25.43          38,012        966,492     ----     0.75    0.75   (31.68)  (31.68)
2001                     37.22    37.22          43,672      1,625,333     ----     0.75    0.75   (30.88)  (30.88)

Guardian
2003                     14.90    14.90           7,217        107,557     0.90     0.60    0.60    30.98    30.98
2002                     11.38    11.38           7,907         89,965     0.74     0.60    0.60   (26.89)  (26.89)
2001                     15.56    15.56           9,306        144,840     0.48     0.60    0.60    (2.11)   (2.11)

Limited Maturity Bond
2003                     14.32    20.50          31,461        632,224     4.56     0.60    0.75     1.66     1.82
2002                     14.07    20.16          18,889        372,013     4.38     0.60    0.75     4.55     4.71
2001                     13.43    19.29          12,003        203,702     5.33     0.60    0.75     3.02     7.96

Mid-Cap
2003                      14.94   14.94           1,179         17,615     ----     0.60    0.60    27.31    27.31
2002                      11.73   11.73           2,726         31,975     ----     0.60    0.60   (29.76)  (29.76)
2001                      16.70   16.70           4,869         81,327     ----     0.60    0.60   (25.10)  (25.10)


                                     FS-36


5. UNIT VALUES, continued

                                       At December 31                       For the Periods Ended December 31
                       ----------------------------------------------- ----------------------------------------------
                                                                         Inv.
                              Unit                        Net Assets     Income       Expense            Total
                           Value ($)         Units           ($)         Ratio %      Ratio %           Return %
                       ------------------ ------------- -------------- --------- ---------------- -------------------
                         Min      Max                                              Min     Max       Min      Max
Neuberger Berman, continued:
Partners
2003                      23.80   23.80          96,082      2,286,555     ----     0.75    0.75    34.09    34.09
2002                      17.75   17.75         107,018      1,899,303     0.52     0.75    0.75   (24.71)  (24.71)
2001                      23.57   23.57         131,000      3,087,996     0.42     0.75    0.75    (3.55)   (3.55)

Rydex:
Nova
2003                       9.87   10.31          34,909        357,121     ----     0.60    0.75    38.16    38.36
2002                       7.13    7.46          31,478        233,027     6.85     0.60    0.75   (36.20)  (36.11)
2001                      11.17   11.70          25,769        300,601    15.01     0.60    0.75   (24.15)  (24.05)

OTC
2003                      13.35   13.57         113,358      1,536,709     ----     0.60    0.75    44.34    44.55
2002                       9.23    9.40          92,264        865,957     ----     0.60    0.75   (39.32)  (39.22)
2001                      15.19   15.50         104,127      1,611,474     ----     0.60    0.75   (35.67)  (35.58)

Precious Metals
2003                       9.69    9.77          97,741        947,914     ----     0.60    0.75    39.87    40.10
2002                       6.93    6.98          69,606        482,703     ----     0.60    0.75    44.49    44.72
2001                       4.79    4.82           4,119         19,803     ----     0.60    0.75    12.01    12.30

Ursa
2003                       5.75    6.42         134,106        860,150     ----     0.60    0.75   (25.63)  (24.22)
2002                       8.47    8.47         147,410      1,248,653     1.42     0.75    0.75    20.74    20.74
2001                       7.02    7.02         346,657      2,431,849     3.48     0.75    0.75    14.14    14.14

US Government Bond
2003                      13.55   13.96          19,329        269,829     3.28     0.60    0.75    (1.31)   (0.70)
2002                      13.64   14.15          31,661        447,359     3.67     0.60    0.75    17.74    17.87
2001                      11.57   12.01           8,329        100,034     3.12     0.60    0.75    (1.98)    1.35

Strong Variable:
Growth
2003                      13.46   13.73           6,342         85,374     ----     0.60    0.75    18.64    33.22
2002                      10.10   10.10          22,342        225,771     ----     0.75    0.75   (38.01)  (38.01)
2001                      16.30   16.30           3,714         60,537     ----     0.75    0.75   (23.46)  (23.46)

Strong Opportunity:
Opportunity
2003                      19.31   22.66          14,280        322,355     0.06     0.60    0.75    36.00    36.20
2002                      14.17   16.66          15,387        255,912     0.34     0.60    0.75   (27.36)  (25.63)
2001                      22.94   22.94          28,482        653,356     1.13     0.75    0.75    (5.02)   (5.02)


                                     FS-37

5. UNIT VALUES, continued

                                       At December 31                       For the Periods Ended December 31
                        ---------------------------------------------- -----------------------------------------------
                                                                         Inv.
                             Unit                        Net Assets     Income       Expense            Total
                           Value ($)         Units           ($)       Ratio %       Ratio %           Return %
                       ------------------ ------------- -------------- --------- ----------------- ------------------
                         Min      Max                                              Min     Max       Min      Max
Third Avenue:
Value
2003                      21.57   21.66         100,911      2,177,966     0.18     0.60    0.75    41.48    41.69
2002                      15.25   15.29          73,135      1,115,650     0.19     0.60    0.75   (11.38)  (11.25)
2001                      17.21   17.23          43,190        743,232     0.04     0.60    0.75    (0.88)    4.59

Vanguard:
Money Market
2003                       1.03    1.33       8,088,997     10,558,980     1.01     0.60    0.75     0.26     0.41
2002                       1.03    1.32       9,276,801     11,957,830     1.70     0.60    0.75     0.96     1.11
2001                       1.02    1.31      10,822,238     14,020,863     4.20     0.60    0.75     1.92     4.09

Equity Index
2003                      29.47   31.26         611,181     19,014,161     1.36     0.60    0.75    27.51    27.70
2002                      23.08   24.51         554,245     13,555,706     1.66     0.60    0.75   (22.69)  (22.57)
2001                      29.80   31.71         534,910     16,958,349     ----     0.60    0.75   (12.54)   (8.60)

Total Bond
2003                      12.57   16.67         209,124      3,429,561     4.84     0.60    0.75     3.25     3.40
2002                      12.15   16.15         203,084      3,227,967     3.65     0.60    0.75     7.50     7.66
2001                      11.29   15.02         154,163      2,315,115     1.39     0.60    0.75     0.52     7.45

REIT Index
2003                      17.92   18.01          77,926      1,397,153     3.66     0.60    0.75    34.48    34.68
2002                      13.32   13.37          75,531      1,006,627     2.84     0.60    0.75     2.76     2.91
2001                      12.97   12.99          33,346        432,410     ----     0.60    0.75     2.64     9.51

Mid-Cap
2003                      14.84   14.91          94,734      1,406,837     0.70     0.60    0.75    33.07    33.27
2002                      11.16   11.18          83,149        927,764     0.98     0.60    0.75   (15.28)  (15.15)
2001                      13.17   13.18          31,001        408,255     ----     0.60    0.75    (6.51)   (4.37)

Equity Income
2003                      20.91   25.45         201,520      5,090,487     2.68     0.60    0.75    23.51    23.70
2002                      16.90   20.61         198,287      4,076,267     2.85     0.60    0.75   (14.40)  (14.27)
2001                      19.72   24.07         196,968      4,739,146     ----     0.60    0.75    (5.80)   (4.23)

Growth
2003                      11.44   16.88         398,803      6,693,645     0.36     0.60    0.75    25.19    25.38
2002                       9.12   13.48         395,193      5,311,719     0.45     0.60    0.75   (36.37)  (36.27)
2001                      14.32   21.19         412,246      8,720,234     ----     0.60    0.75   (32.36)  (14.26)


                                     FS-38


5. UNIT VALUES, continued

                                       At December 31                       For the Periods Ended December 31
                       ----------------------------------------------- ----------------------------------------------
                                                                         Inv.
                             Unit                        Net Assets     Income       Expense            Total
                           Value ($)         Units           ($)       Ratio %       Ratio %          Return %
                       ------------------- ------------ -------------- --------- ---------------- -------------------
                         Min      Max                                              Min     Max      Min       Max
Vanguard, continued:
Balanced
2003                      28.25    28.25         140,657     3,973,453     3.04     0.75    0.75    19.55    19.55
2002                      23.63    23.63         152,033     3,592,347     3.68     0.75    0.75    (7.41)   (7.41)
2001                      25.52    25.52         170,413     4,349,328     ----     0.75    0.75     3.64     3.64

High Yield Bond
2003                       9.49    13.91         119,637     1,638,090     6.02     0.60    0.75    16.00    16.18
2002                       8.17    11.99          78,435       936,864     5.66     0.60    0.75    (0.35)    0.78
2001                      11.90    11.90          64,306       764,951     1.95     0.60    0.75     0.36     2.50

International
2003                      13.63    16.26         358,836     5,828,541     1.37     0.60    0.75    33.88    34.07
2002                      10.17    12.14         366,401     4,447,007     2.42     0.60    0.75   (17.87)  (17.74)
2001                      12.36    14.79         353,192     5,222,573     ----     0.60    0.75   (19.21)    3.35

Diversified
2003                      11.76    11.83         100,813     1,186,353     2.16     0.60    0.75    30.15    30.35
2002                       9.03     9.08          64,636       583,946     1.57     0.60    0.75   (14.87)  (14.74)
2001                      10.61    10.65          14,830       157,408     ----     0.60    0.75   (12.09)    4.31

Small Company Growth
2003                      17.34    23.84         267,510     6,336,817     0.02     0.60    0.75    40.03    40.24
2002                      12.37    17.03         235,095     3,990,790     0.86     0.60    0.75   (24.59)  (24.48)
2001                      16.38    22.58         233,852     5,253,174     ----     0.60    0.75     4.80     5.45

 6. CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding were as follows:

                                         2003                    2002
                                 ---------------------   ---------------------
     Calvert:
     Balanced
     Units issued                           72,543                  10,652
     Units redeemed                        (73,734)                 (7,677)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (1,191)                  2,975
                                 =====================   =====================

     International Equity
     Units issued                            4,827                   8,159
     Units redeemed                         (2,673)                 (8,114)
                                 ---------------------   ---------------------
     Net increase(decrease)                  2,154                      45
                                 =====================   =====================

                                         2003                    2002
                                 ---------------------   ---------------------
     Calvert, continued:
     Mid Cap
     Units issued                            3,472                   7,180
     Units redeemed                         (3,497)                 (8,601)
                                 ---------------------   ---------------------
     Net increase(decrease)                    (25)                 (1,421)
                                 =====================   =====================

     Small Cap
     Units issued                           32,790                  36,747
     Units redeemed                        (35,268)                (46,307)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (2,478)                 (9,560)
                                 =====================   =====================

     Ameritas:
     Growth
     Units issued                            5,114                   2,270
     Units redeemed                         (1,268)                 (2,043)
                                 ---------------------   ---------------------
     Net increase(decrease)                  3,846                     227
                                 =====================   =====================

     MidCap
     Units issued                              977                   2,498
     Units redeemed                           (221)                   (349)
                                 ---------------------   ---------------------
     Net increase(decrease)                    756                   2,149
                                 =====================   =====================

     Small Cap
     Units issued                              120                     164
     Units redeemed                            (11)                     (8)
                                 ---------------------   ---------------------
     Net increase(decrease)                    109                     156
                                 =====================   =====================

     Berger:
     Growth
     Units issued                            5,307                  51,356
     Units redeemed                        (43,186)                (53,529)
                                 ---------------------   ---------------------
     Net increase(decrease)                (37,879)                 (2,173)
                                 =====================   =====================

     Small Company Growth
     Units issued                           14,688                 197,823
     Units redeemed                       (113,019)               (219,923)
                                 ---------------------   ---------------------
     Net increase(decrease)                (98,331)                (22,100)
                                 =====================   =====================

     Scudder:
     EAFE Equity
     Units issued                          151,879                 114,333
     Units redeemed                       (140,742)                (95,520)
                                 ---------------------   ---------------------
     Net increase(decrease)                 11,137                  18,813
                                 =====================   =====================

                                         2003                    2002
                                 ---------------------   ---------------------
     Scudder, continued:
     Equity 500
     Units issued                           13,254                  22,626
     Units redeemed                        (19,284)                (17,713)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (6,030)                  4,913
                                 =====================   =====================

     Small Cap
     Units issued                           87,365                  62,786
     Units redeemed                        (67,958)                (45,872)
                                 ---------------------   ---------------------
     Net increase(decrease)                 19,407                  16,914
                                 =====================   =====================

     Fidelity:
     Contrafund SC
     Units issued                            2,886                   1,913
     Units redeemed                         (1,923)                   (893)
                                 ---------------------   ---------------------
     Net increase(decrease)                    963                   1,020
                                 =====================   =====================

     High Income SC
     Units issued                           17,678                  11,105
     Units redeemed                        (14,960)                (10,852)
                                 ---------------------   ---------------------
     Net increase(decrease)                  2,718                     253
                                 =====================   =====================

     Inv. Grade Bond IC
     Units issued                           23,881                  12,225
     Units redeemed                        (17,833)                 (2,737)
                                 ---------------------   ---------------------
     Net increase(decrease)                  6,048                   9,488
                                 =====================   =====================

     Mid Cap SC
     Units issued                           60,849                  63,989
     Units redeemed                        (51,493)                (39,362)
                                 ---------------------   ---------------------
     Net increase(decrease)                  9,356                  24,627
                                 =====================   =====================

     Invesco:
     Financial
     Units issued                           10,066                  31,656
     Units redeemed                        (11,156)                (32,857)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (1,090)                 (1,201)
                                 =====================   =====================

     Health
     Units issued                           35,067                  51,925
     Units redeemed                        (38,639)                (41,522)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (3,572)                 10,403
                                 =====================   =====================

                                         2003                    2002
                                 ---------------------   ---------------------
     Invesco, continued:
     Technology
     Units issued                          636,279                 332,439
     Units redeemed                       (609,620)               (328,145)
                                 ---------------------   ---------------------
     Net increase(decrease)                 26,659                   4,294
                                 =====================   =====================

     Telecomm
     Units issued                           90,845                  76,067
     Units redeemed                        (87,170)               (122,796)
                                 ---------------------   ---------------------
     Net increase(decrease)                  3,675                 (46,729)
                                 =====================   =====================

     Janus:
     Growth
     Units issued                           23,278                    ----
     Units redeemed                        (10,679)                   ----
                                 ---------------------   ---------------------
     Net increase(decrease)                 12,599                    ----
                                 =====================   =====================

     Neuberger Berman:
     Balanced
     Units issued                           27,171                  21,302
     Units redeemed                        (25,715)                (41,127)
                                 ---------------------   ---------------------
     Net increase(decrease)                  1,456                 (19,825)
                                 =====================   =====================

     Growth
     Units issued                           19,837                  27,761
     Units redeemed                        (24,442)                (33,421)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (4,605)                 (5,660)
                                 =====================   =====================

     Guardian
     Units issued                            6,770                   8,462
     Units redeemed                         (7,460)                 (9,861)
                                 ---------------------   ---------------------
     Net increase(decrease)                   (690)                 (1,399)
                                 =====================   =====================

     Limited Maturity Bond
     Units issued                           57,658                  37,667
     Units redeemed                        (45,086)                (30,781)
                                 ---------------------   ---------------------
     Net increase(decrease)                 12,572                   6,886
                                 =====================   =====================

     Liquid Assets
     Units issued                             ----                    ----
     Units redeemed                         (1,103)                (84,164)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (1,103)                (84,164)
                                 =====================   =====================

                                          2003                    2002
                                 ---------------------   ---------------------
     Neuberger Berman, continued:
     Mid-Cap
     Units issued                              553                   1,744
     Units redeemed                         (2,100)                 (3,887)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (1,547)                 (2,143)
                                 =====================   =====================

     Partners
     Units issued                           37,893                  41,491
     Units redeemed                        (48,829)                (65,473)
                                 ---------------------   ---------------------
     Net increase(decrease)                (10,936)                (23,982)
                                 =====================   =====================

     Rydex:
     Nova
     Units issued                          293,392                 202,545
     Units redeemed                       (289,961)               (196,836)
                                 ---------------------   ---------------------
     Net increase(decrease)                  3,431                   5,709
                                 =====================   =====================

     OTC
     Units issued                          404,848                 377,203
     Units redeemed                       (383,754)               (389,066)
                                 ---------------------   ---------------------
     Net increase(decrease)                 21,094                 (11,863)
                                 =====================   =====================

     Precious Metals
     Units issued                          396,976                 294,572
     Units redeemed                       (368,841)               (229,085)
                                 ---------------------   ---------------------
     Net increase(decrease)                 28,135                  65,487
                                 =====================   =====================

     Ursa
     Units issued                          579,038                 999,910
     Units redeemed                       (592,342)             (1,199,157)
                                 ---------------------   ---------------------
     Net increase(decrease)                (13,304)               (199,247)
                                 =====================   =====================

     US Government Bond
     Units issued                           27,591                  84,829
     Units redeemed                        (39,923)                (61,497)
                                 ---------------------   ---------------------
     Net increase(decrease)                (12,332)                 23,332
                                 =====================   =====================

     Strong Variable:
     Growth
     Units issued                           16,451                  30,506
     Units redeemed                        (32,451)                (11,878)
                                 ---------------------   ---------------------
     Net increase(decrease)                (16,000)                 18,628
                                 =====================   =====================

                                         2003                    2002
                                 ---------------------   ---------------------
     Strong Opportunity:
     Opportunity
     Units issued                           25,197                  17,714
     Units redeemed                        (26,304)                (30,809)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (1,107)                (13,095)
                                 =====================   =====================

     Third Avenue:
     Value
     Units issued                           95,825                 147,018
     Units redeemed                        (68,049)               (117,073)
                                 ---------------------   ---------------------
     Net increase(decrease)                 27,776                  29,945
                                 =====================   =====================

     Vanguard:
     Money Market
     Units issued                       25,306,213              41,751,943
     Units redeemed                    (26,494,017)            (43,297,380)
                                 ---------------------   ---------------------
     Net increase(decrease)             (1,187,804)             (1,545,437)
                                 =====================   =====================

     Equity Index
     Units issued                          296,549                 278,515
     Units redeemed                       (239,613)               (259,180)
                                 ---------------------   ---------------------
     Net increase(decrease)                 56,936                  19,335
                                 =====================   =====================

     Total Bond
     Units issued                          124,378                 167,376
     Units redeemed                       (118,338)               (118,455)
                                 ---------------------   ---------------------
     Net increase(decrease)                  6,040                  48,921
                                 =====================   =====================

     REIT Index
     Units issued                           82,863                 111,961
     Units redeemed                        (80,468)                (69,776)
                                 ---------------------   ---------------------
     Net increase(decrease)                  2,395                  42,185
                                 =====================   =====================

     Mid-Cap
     Units issued                          128,667                 185,692
     Units redeemed                       (117,082)               (133,544)
                                 ---------------------   ---------------------
     Net increase(decrease)                 11,585                  52,148
                                 =====================   =====================

     Equity Income
     Units issued                          111,257                  97,718
     Units redeemed                       (108,024)                (96,399)
                                 ---------------------   ---------------------
     Net increase(decrease)                  3,233                   1,319
                                 =====================   =====================

                                         2003                    2002
                                 ---------------------   ---------------------
     Vanguard, continued:
     Growth
     Units issued                          290,250                 278,300
     Units redeemed                       (286,640)               (295,353)
                                 ---------------------   ---------------------
     Net increase(decrease)                  3,610                 (17,053)
                                 =====================   =====================

     Balanced
     Units issued                           54,933                  54,554
     Units redeemed                        (66,309)                (72,934)
                                 ---------------------   ---------------------
     Net increase(decrease)                (11,376)                (18,380)
                                 =====================   =====================

     High Yield Bond
     Units issued                          189,732                 171,052
     Units redeemed                       (148,530)               (156,923)
                                 ---------------------   ---------------------
     Net increase(decrease)                 41,202                  14,129
                                 =====================   =====================

     International
     Units issued                          244,239                 619,439
     Units redeemed                       (251,804)               (606,230)
                                 ---------------------   ---------------------
     Net increase(decrease)                 (7,565)                 13,209
                                 =====================   =====================

     Diversified
     Units issued                          163,845                 128,011
     Units redeemed                       (127,668)                (78,205)
                                 ---------------------   ---------------------
     Net increase(decrease)                 36,177                  49,806
                                 =====================   =====================

     Small Company Growth
     Units issued                          194,873                 193,618
     Units redeemed                       (162,458)               (192,375)
                                 ---------------------   ---------------------
     Net increase(decrease)                 32,415                   1,243
                                 =====================   =====================

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Ameritas Life Insurance Corp. (the Company), a wholly owned subsidiary of Ameritas Holding Company, as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 18.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Ameritas Life Insurance Corp. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
March 11, 2004

                          AMERITAS LIFE INSURANCE CORP.
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                             LIABILITIES AND SURPLUS
                                 (in thousands)

                                                                                           December 31
                                                                              --------------------------------------
                               ADMITTED ASSETS                                      2003                2002
                                                                              ------------------ -------------------
Investments
    Bonds                                                                      $     1,117,989    $     1,027,020
    Preferred stocks   - unaffiliated                                                    2,216                  -
                       - affiliated                                                     25,000             25,000
    Common stocks      - unaffiliated                                                  112,539             89,450
                       - affiliated                                                     86,276             64,157
    Mortgage loans                                                                     307,729            297,292
    Real estate  - properties occupied by the company                                   18,312             12,094
                 - properties held for the production of income                         37,451             23,104
                 - properties held for sale                                                383                  -
    Short-term investments     - unaffiliated                                           20,285             56,046
                               - affiliated                                              5,294             15,262
    Partnerships   - real estate                                                        40,912             43,653
                   - joint ventures                                                     43,237             39,914
    Other investments                                                                    3,988                835
    Loans on insurance contracts                                                        60,111             64,042
                                                                              ------------------ -------------------

                  Total Investments                                                  1,881,722          1,757,869
                                                                              ------------------ -------------------

Cash and cash equivalents                                                               38,323             34,459
Accrued investment income                                                               19,805             20,418
Accounts receivable - affiliates                                                         9,395              6,456
Deferred tax asset                                                                      10,128             10,504
Deferred and uncollected premiums                                                       27,833             24,511
Data processing and other admitted assets                                                6,773             20,931
Separate accounts                                                                      622,483            427,624
                                                                              ------------------ -------------------

                      Total Admitted Assets                                    $     2,616,462    $     2,302,772
                                                                              ================== ===================




The accompanying notes are an integral part of these statutory financial statements.

                          AMERITAS LIFE INSURANCE CORP.
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                             LIABILITIES AND SURPLUS
                        (in thousands, except share data)

                                                                                           December 31
                                                                              --------------------------------------
                           LIABILITIES AND SURPLUS                                  2003                2002
                                                                              ------------------ -------------------
Policy reserves                                                                $       757,854    $       739,296
Deposit-type funds                                                                     443,607            418,615
Reserves for unpaid claims                                                              37,612             33,419
Dividends payable to policyowners                                                       10,448             10,458
Interest maintenance reserve                                                             1,142              1,773
Current federal income taxes payable                                                     3,401                647
Accounts payable - affiliates                                                              456              1,990
Other liabilities                                                                       57,545             68,905
Asset valuation reserve                                                                 43,479             13,373
Separate accounts                                                                      622,483            427,624
                                                                              ------------------ -------------------

                  Total Liabilities                                                  1,978,027          1,716,100
                                                                              ------------------ -------------------

Common stock, par value $0.10 per share; 25,000,000 shares authorized, issued
  and outstanding                                                                        2,500              2,500
Additional paid-in capital                                                               5,000              5,000
Unassigned surplus                                                                     630,935            579,172
                                                                              ------------------ -------------------

                  Total Surplus                                                        638,435            586,672
                                                                              ------------------ -------------------
                      Total Liabilities and Surplus                            $     2,616,462    $     2,302,772
                                                                              ================== ===================




The accompanying notes are an integral part of these statutory financial statements.

                                           AMERITAS LIFE INSURANCE CORP.
                                        STATUTORY STATEMENTS OF OPERATIONS
                                                  (in thousands)

                                                                                     Years Ended December 31
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
INCOME
Premium income                                                                 $       493,729    $       444,979
Net investment income                                                                  109,368            113,139
Miscellaneous income                                                                    28,769             29,518
                                                                              ------------------ -------------------
                  Total income                                                         631,866            587,636
                                                                              ------------------ -------------------


EXPENSES
Benefits to policyowners                                                               366,956            343,766
Change in policy reserves                                                               40,979             28,053
Commissions                                                                             50,856             49,906
General insurance expenses                                                              86,578             82,289
Taxes, licenses and fees                                                                11,131             11,443
                                                                              ------------------ -------------------
                  Total expenses                                                       556,500            515,457
                                                                              ------------------ -------------------

Income before dividends, federal income taxes, and
   realized capital losses                                                              75,366             72,179

Dividends appropriated for policyowners                                                 10,502             10,532
                                                                              ------------------ -------------------
Income before federal income taxes and
   realized capital losses                                                              64,864             61,647

Federal income tax expense                                                              15,967             15,719
                                                                              ------------------ -------------------
Income from operations before realized capital losses                                   48,897             45,928

Realized capital losses on investments, net of tax expense of
   $2,251 and $1,809 and transfers to the interest maintenance
   reserve of $593 and $1,987 in 2003 and 2002, respectively                           (12,094)            (4,449)
                                                                              ------------------ -------------------

Net income                                                                     $        36,803    $        41,479
                                                                              ================== ===================


The accompanying notes are an integral part of these statutory financial statements.

                          AMERITAS LIFE INSURANCE CORP.
                   STATUTORY STATEMENTS OF CHANGES IN SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                                 (in thousands)


                                                              Common Stock            Additional
                                                     -----------------------------     Paid-in      Unassigned      Total
                                                       Shares            Amount        Capital       Surplus       Surplus
                                                     -------------- -------------- -------------  ------------- ---------------

BALANCE, January 1, 2002                                   25,000     $   2,500      $   5,000      $ 577,520     $   585,020

     Change in net unrealized gains on investments              -             -              -        (24,281)        (24,281)
     Change in non-admitted assets                              -             -              -        (26,600)        (26,600)
     Change in asset valuation reserve                          -             -              -          8,281           8,281
     Change in net deferred income taxes                        -             -              -          2,773           2,773
     Net income                                                 -             -              -         41,479          41,479
                                                     -------------- -------------- -------------  ------------- ---------------

BALANCE, December 31, 2002                                 25,000     $   2,500      $   5,000      $ 579,172     $   586,672

     Change in net unrealized gains on investments              -             -              -         30,889          30,889
     Change in non-admitted assets                              -             -              -         12,204          12,204
     Change in asset valuation reserve                          -             -              -        (30,106)        (30,106)
     Change in net deferred income taxes                        -             -              -          1,973           1,973
     Net income                                                 -             -              -         36,803          36,803
                                                     -------------- -------------- -------------  ------------- ---------------

BALANCE, December 31, 2003                                 25,000     $   2,500      $   5,000      $ 630,935     $   638,435
                                                     ============== ============== =============  ============= ===============


The accompanying notes are an integral part of these statutory financial statements.

                                           AMERITAS LIFE INSURANCE CORP.
                                        STATUTORY STATEMENTS OF CASH FLOWS
                                                   (in thousands)

                                                                                     Years Ended December 31
                                                                              --------------------------------------
                                                                                    2003                2002
                                                                              ------------------ -------------------
 OPERATING ACTIVITIES
 Net premium and deposit income received                                       $       490,426    $       442,868
 Net investment income received                                                        109,506            115,731
 Benefits paid to policyowners                                                        (339,924)          (315,257)
 Net premium transferred to separate accounts                                          (92,704)           (34,402)
 Expenses and taxes paid, other than federal income taxes paid                        (163,316)          (154,276)
 Dividends paid to policyowners                                                        (10,496)           (10,642)
 Federal income taxes paid                                                             (13,213)           (16,885)
 Other operating income and expenses, net                                               45,541             40,161
                                                                              ------------------ -------------------

      Net cash from operating activities                                                25,820             67,298
                                                                              ------------------ -------------------

 INVESTING ACTIVITIES
 Proceeds from investments sold, matured or repaid                                     288,442            284,608
 Cost of investments acquired                                                         (425,006)          (306,592)
 Net change in loans on insurance contracts                                              3,859                469
                                                                              ------------------ -------------------

      Net cash from investing activities                                              (132,705)           (21,515)
                                                                              ------------------ -------------------

 FINANCING AND MISCELLANEOUS ACTIVITIES
 Change in deposit-type funds without life contingencies                                70,349            (11,700)
 Other miscellaneous, net                                                               (5,329)             1,642
                                                                              ------------------ -------------------

      Net cash from financing and miscellaneous activities                              65,020            (10,058)
                                                                              ------------------ -------------------

 NET (DECREASE) INCREASE IN CASH AND CASH
   EQUIVALENTS AND SHORT-TERM INVESTMENTS                                              (41,865)            35,725

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS - BEGINNING OF YEAR              105,767             70,042
                                                                              ------------------ -------------------

 CASH AND CASH EQUIVALENTS AND SHORT- TERM INVESTMENTS - END OF YEAR           $        63,902    $       105,767
                                                                              ================== ===================

Non-cash transaction:
  Transfer of assets from dividend transaction
    with Pathmark  (Note 4)                                                    $         2,452    $             -
                                                                              ================== ===================


The accompanying notes are an integral part of these statutory financial statements.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)

1.  Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations
Ameritas Life Insurance Corp. (the Company), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC).

AAMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have a membership interest in AAMHC, while contractual rights remain with the Company.

The Company's insurance operations consist of life and health insurance and annuity and group pension and retirement contracts. The Company and its subsidiaries operate in all 50 states and the District of Columbia. First Ameritas Life Insurance Corp. of New York (FALIC) is a wholly owned insurance subsidiary. The Company is also a 52.41% owner of AMAL Corporation (AMAL), which owns 100% of Ameritas Variable Life Insurance Company (AVLIC) and AMAL's broker dealers, Ameritas Investment Corp., and beginning June 1, 2002, The Advisors Group, Inc. In addition to the subsidiaries noted above, the Company conducts other diversified financial-service-related operations through the following wholly owned subsidiaries: Pathmark Administrators Inc., formerly Pathmark Assurance Company (Pathmark), a third party administrator, former insurance company prior to September 30, 2003; Veritas Corp., a marketing organization for low-load insurance products; Ameritas Investment Advisors, Inc., an advisor providing investment management services; and Ameritas Managed Dental Plan, Inc., a prepaid dental organization which was sold as of March 31, 2003.

Basis of Presentation
The Company's statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.

Accounting practices and procedures of the National Association of Insurance Commissioners ("NAIC") as prescribed or permitted by the Insurance Department of the State of Nebraska comprise a comprehensive basis of accounting ("NAIC SAP") other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences are as follows:

     (a) Investments in bonds are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities;

     (b) Investments in common stocks are valued as prescribed by the Securities Valuation Office ("SVO") of the NAIC, while under GAAP, common stocks are reported at fair value;

     (c) Investments in limited partnerships and joint venture investments are accounted for on the GAAP equity method, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control;

     (d) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits;

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)

1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Basis of Presentation, (continued)

     (e) NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets"; and a federal income tax provision is required on a current basis for the statutory statements of operations;

     (f) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals;

     (g) Asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established only in the statutory financial statements;

     (h) Assets are reported under NAIC SAP at "admitted-asset" value and "non-admitted" assets are excluded through a charge against unassigned surplus, while under GAAP, "non-admitted assets" are reinstated to the balance sheet, net of any valuation allowance;

     (i) Premium receipts and benefits on universal life-type contracts are recorded as income and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyowner account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities while benefits are recognized as expenses in excess of the policyowner account balance;

     (j) Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset;

     (k) Comprehensive income and its components are not presented in the statutory financial statements; and

     (l) Subsidiaries are included as common stock carried under the equity method, with the equity in net income of subsidiaries credited directly to the Company's unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Use of Estimates
The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ significantly from those estimates. Material estimates susceptible to significant change include reserves and income taxes.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Cash Equivalents
The Company considers all highly liquid securities purchased with an original maturity of three months or less to be cash equivalents.

Investments
Investments are reported according to valuation procedures prescribed by the NAIC. Bonds not backed by other loans are generally stated at amortized cost using the interest method, except for those with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value.

Mortgage and asset backed securities are stated at either amortized cost or the lower of amortized cost or fair value. Premiums and discounts on mortgage and asset backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer survey values or internal estimates. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Interest only securities and securities where the yield has become negative are valued using the prospective method.

Preferred stocks are stated at cost since the NAIC designation is 3 or above.

Common stocks are carried at NAIC fair value, except for investments in stocks of uncombined subsidiaries and affiliates, which are carried on the equity basis. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

The Company carries AMAL Corporation, First Ameritas Life Insurance Corp. of New York, and Veritas Corp. at statutory equity. The Company carries Ameritas Managed Dental Plan, Inc. (in 2002), Ameritas Investment Advisors, Inc. and Pathmark Administrators, Inc. at GAAP equity (prior to 2003 at statutory equity).

Mortgage loans are stated at aggregate carrying value less accrued interest. The Company records a reserve for losses on mortgage loans as part of the asset valuation reserve.

Investments in real estate are stated at the lower of depreciated cost or fair value less encumbrances.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

Investments in real estate partnerships and joint ventures are carried based on the underlying GAAP equity of the investee with unrealized gains and losses reflected in unassigned surplus. Other than temporary impairments of $4,948 and $4,943 were recorded as realized losses during 2003 and 2002, respectively.

Other investments consist primarily of bridge loans carried at unpaid balances in 2003.

Loans on insurance contracts are carried at the unpaid principal balances. If the unpaid balance of the loan exceeds the policy reserves, the excess is considered a non-admitted asset.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Investments, (continued)

Derivative instruments are stated at fair value. The Company has covered call options outstanding at the end of the year with a fair value of $83. The purpose of these options is for income generation and not as a hedging activity.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued with amounts over 90 days past due is non-admitted. The total amount of investment income due and accrued excluded from unassigned surplus at December 31, 2003 and 2002 was $4 and $3, respectively.

Property
Property and equipment are carried at cost less accumulated depreciation. The Company provides for depreciation of property and equipment using straight-line and accelerated methods over the estimated useful lives of the assets. Buildings are generally depreciated over forty years. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense was $2,656 and $2,528 for the years ended December 31, 2003 and 2002, respectively.

Maintenance and repairs are charged to expense as incurred.

EDP Equipment and Software
Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

Non-Admitted Assets
Certain assets, primarily a portion of deferred tax assets, receivable related to prepaid pension assets, furniture and equipment, and nonoperating system software are designated as "non-admitted" under statutory reporting requirements. These assets are excluded from the statutory statements of admitted assets, liabilities and surplus by adjustments to unassigned surplus. Total "non-admitted assets" were $34,165 and $46,167 as of December 31, 2003 and 2002, respectively.

Premiums and Related Commissions
Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Premiums and Related Commissions, (continued)
Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Policy Reserves and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional and flexible premium insurance are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities. Reserves for annuities and deposit administration contracts are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") with appropriate statutory interest and mortality assumptions. Policy reserves include the estimated future obligations for the fixed account options selected by variable life and annuity policyowners; obligations related to variable account options are in the separate accounts. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Insurance Department of the State of Nebraska.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyowners, less withdrawals that represent a return to the policyowner. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserves for Unpaid Claims
The reserves for unpaid dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pended/unprocessed claims relative to the historic level of pended/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group dental and vision insurance includes claims in course of settlement, incurred but not reported claims and unearned premiums. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyowners
A portion of the Company's business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $5,505,357 or 44.2% and $6,027,890 or 48.9% of the total individual life policies in force as of December 31, 2003 and 2002, respectively. The Company distributed dividends in the amount of $10,512 and $10,528 to policyowners and did not allocate any additional income to such policyowners for the years ended December 31, 2003 and 2002, respectively.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Asset Valuation and Interest Maintenance Reserves
The asset valuation reserve is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The interest maintenance reserve (IMR) is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $37 and $375 for 2003 and 2002, respectively.

Income Taxes
The Company files a life/non-life consolidated tax return with AAMHC and AAMHC includible affiliates and is party to a federal income tax allocation agreement. The Company's income tax allocation is based upon a written agreement which generally specifies separate income tax return calculations with current credit for net operating losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

Federal income tax returns for all companies, with the exception of AMAL and its subsidiaries, have been examined by the Internal Revenue Service (IRS) through 1998. AMAL and its subsidiaries have been examined by the IRS through 1995.

Separate Accounts
The Company issues variable annuities, variable life contracts, and experience-rated group annuities, the assets and liabilities of which are legally segregated and recorded in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment experience of the separate account is credited directly to the policyowner and can be positive or negative. Mortality, policy administration and surrender charges to all separate accounts are included in income in the statutory statements of operations.

The assets of separate accounts relating to variable annuity and variable life contracts are carried at fair value and consist primarily of mutual funds held for the benefit of policyowners. Deposits received from and benefits paid to separate account policyowners which were invested in the fixed account are recorded as an increase in, or a direct charge to, policy reserves. Investment income and realized and unrealized capital gains and losses related to the assets which support the variable annuity and variable life contracts are not reflected in the Company's statutory statements of operations.

Certain other separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. There are guarantees of principal and interest for the purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at account value). The assets and liabilities of these separate accounts are carried at account value.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of mortgage and asset backed securities are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Preferred Stocks - For publicly traded securities, fair value is determined using prices from an independent pricing source.

         Common Stocks - For publicly traded securities, fair value is determined using prices published by the NAIC Securities Valuation Office. Stocks in affiliates are carried on the equity method and, therefore, are not included as part of the fair value disclosure.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral.

         Loans on Insurance Contracts - The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

         Cash and Cash Equivalents, Short-term Investments, Other Investments, and Accrued Investment Income - The carrying amounts for these instruments approximate their fair values, except when an instrument becomes other than temporarily impaired and a new cost basis has been recognized. The fair value for these instruments becomes their new cost basis.

         Deposit-Type Funds - Deposit-type funds with a fixed maturity are valued at discounted present value using market interest rates. Deposit-type funds which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

         Separate Account Assets and Liabilities - The fair values of separate account assets are based upon quoted market prices. Separate account liabilities are carried at the fair value of the underlying assets.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


1. Nature of Operations and Summary of Significant Accounting Policies, (continued)

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Reclassifications
Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2.  Investments

Bonds
The table below provides additional information relating to bonds held at December 31, 2003:

                                                                     Gross             Gross
                                               Book/ Adjusted      Unrealized       Unrealized
                                               Carrying Value         Gains            Losses          Fair Value
--------------------------------------------------------------------------------------------------------------------

Bonds:
U.S. Governments                             $       155,265     $     9,984       $     427       $    164,822
All Other Governments                                  4,352             452               -              4,804
States, Territories and Possessions
  (Direct and Guaranteed)                              4,499             137               -              4,636
Special Revenue & Special Assessment
  Obligations and all Non-Guaranteed
  Obligations of Agencies and Authorities
  of Governments and Their Political
  Subdivisions                                       152,443           4,352             592            156,203
Public Utilities (Unaffiliated)                       82,914           6,142              50             89,006
Industrial & Miscellaneous (Unaffiliated)            718,516          54,182           4,191            768,507
-----------------------------------------------------------------------------------------------------------------
Total Bonds                                  $     1,117,989     $    75,249       $   5,260       $  1,187,978
=================================================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


2.  Investments, (continued)

Bonds, (continued)
The comparative data as of December 31, 2002 was as follows:

                                                                       Gross           Gross
                                                 Book/Adjusted      Unrealized       Unrealized
                                                 Carrying Value        Gains           Losses        Fair Value
-----------------------------------------------------------------------------------------------------------------
Bonds:
U.S. Governments                             $       118,314    $     14,212      $        -        $    132,526
All Other Governments                                  5,006             599               -               5,605
States, Territories and Possessions
  (Direct and Guaranteed)                              4,499             364               -               4,863
Special Revenue & Special Assessment
  Obligations and all Non-Guaranteed
  Obligations of Agencies and Authorities
  of Governments and Their Political
  Subdivisions                                        80,476           5,314               -              85,790
Public Utilities (Unaffiliated)                      107,407           6,710           2,684             111,433
Industrial & Miscellaneous (Unaffiliated)            711,318          56,556           9,769             758,105
-----------------------------------------------------------------------------------------------------------------
Total Bonds                                  $     1,027,020    $     83,755      $   12,453        $  1,098,322
=================================================================================================================

An aging of unrealized losses on the Company's investments in bonds and common stocks - unaffiliated as of December 31, 2003 is as follows:

                                         Less than 12 months        12 months or more               Total
                                       ------------------------- ------------------------- ------------------------
                                        Fair Value  Unrealized    Fair Value  Unrealized    Fair Value  Unrealized
                                                      Losses                    Losses                    Losses
-------------------------------------------------------------------------------------------------------------------
Bonds:
U.S. Government                         $    28,476   $     427   $         -   $      -    $   28,476   $     427
Special Revenue & Special Assessment
  Obligations and all Non-Guaranteed
  Obligations of Agencies and
  Authorities                                28,353         592             -          -        28,353         592
Public Utilities (Unaffiliated)               6,098          50             -          -         6,098          50
Industrial & Miscellaneous
  (Unaffiliated)                             79,622       2,004        22,876      2,187       102,498       4,191
-------------------------------------------------------------------------------------------------------------------
Total Bonds                                 142,549       3,073        22,876      2,187       165,425       5,260
-------------------------------------------------------------------------------------------------------------------
Common stocks (Unaffiliated)                  1,157          93        21,177      1,355        22,334       1,448
-------------------------------------------------------------------------------------------------------------------
Total                                   $   143,706   $   3,166   $    44,053   $  3,542    $  187,759   $   6,708
-------------------------------------------------------------------------------------------------------------------

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


2.  Investments, (continued)

Bonds, (continued)
The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other than temporary. Based on an evaluation of the prospects of the issuers, including, but not limited to, the company's intentions to sell or ability to hold the investments; the length of time and magnitude of the unrealized loss; and the credit ratings of the issuers of the investments in the above fixed maturity securities, the Company has concluded that the declines in the fair values of the Company's investments in bonds at December 31, 2003 are temporary.

For substantially all common stocks - unaffiliated securities with an unrealized loss greater than 12 months, such unrealized loss was less than 20% of the Company's carrying value of each common stock security. The Company considers various factors when considering if a decline in the fair value of an common stock security is other than temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company's investment managers; market liquidity; and the Company's intentions to sell or ability to hold the investments. Based on an evaluation of these factors, the Company has concluded that the declines in the fair values of the Company's investments in common stocks - unaffiliated at December 31, 2003 are temporary.

The carrying value and fair value of bonds at December 31, 2003 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Book/Adjusted        Fair Value
                                                      Carrying Value
-----------------------------------------------------------------------------------------
Due in one year or less                              $        68,011    $        69,199
Due after one year through five years                        281,943            303,974
Due after five years through ten years                       421,149            452,163
Due after ten years                                          346,886            362,642
-----------------------------------------------------------------------------------------
Total Bonds                                          $     1,117,989    $     1,187,978
=========================================================================================

Bonds not due at a single maturity date have been included in the table above in the year of final maturity.

Sales of bond investments in 2003 and 2002 resulted in proceeds of $14,432 and $34,200, respectively, on which the Company realized gross gains of $318 and $2,334, respectively, and gross losses of $2,019 and $4,832, respectively.

The Company's bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2003 and 2002, bonds totaling $86,358 and $106,307, respectively, (7.5% and 9.7%, respectively, of the total bond and short-term portfolios) are considered "below investment grade". Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC. During 2003 and 2002, the Company recorded realized losses for other than temporary impairments on bonds of $3,376 and $2,348, respectively.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


2.  Investments, (continued)

Mortgage Loans
The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans during 2003 are 6.84% and 5.25%, respectively. The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75% with the exception of two loans for which the portion exceeding 75% is admitted under investment "basket" provisions. The Company has not included taxes, assessments or other amounts advanced in mortgage loans at December 31, 2003 and 2002.

The Company's mortgage loans finance various types of commercial and multi-family residential properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2003 and 2002 are as follows:

                                                    2003          2002
--------------------------------------------------------------------------
Texas                                        $     38,667  $     39,500
California                                         30,022        31,550
Washington                                         23,168             -
Arizona                                            21,568        16,894
Nebraska                                           19,569        21,781
Minnesota                                          19,267        18,529
Oregon                                             17,993        19,307
All other states                                  137,475       149,731
--------------------------------------------------------------------------
                                             $    307,729  $    297,292
==========================================================================

At December 31, 2003 and 2002, the Company does not have any impaired mortgage loans or interest income on impaired mortgage loans. Interest income on impaired mortgage loans is generally recognized on a cash basis.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


2.  Investments, (continued)

Fair Value of Financial Instruments
The carrying value and fair value of financial instruments at December 31 are as follows:

                                                               2003                             2002
                                                 -------------------------------------------------------------------
                                                  Book/Adjusted                    Book/Adjusted
                                                  Carrying Value    Fair Value     Carrying Value    Fair Value
--------------------------------------------------------------------------------------------------------------------
Financial Assets:
    Bonds - unaffiliated                          $    1,117,989  $    1,187,978   $    1,027,020  $    1,098,322
    Preferred stocks - unaffiliated                        2,216           2,482                -               -
    Common stocks - unaffiliated                         112,539         112,539           89,450          89,450
    Mortgage loans                                       307,729         329,043          297,292         327,333
    Short-term investments - unaffiliated                 20,285          22,779           56,046          57,771
    Short-term investments - affiliated                    5,294           5,294           15,262          15,262
    Other investments                                      3,988           3,988              835             835
    Loans on insurance contracts                          60,111          56,503           64,042          53,692
    Cash and cash equivalents                             38,323          38,323           34,459          34,459
    Accrued investment income                             19,805          19,805           20,418          20,418
    Assets related to separate accounts                  622,483         622,483          427,624         427,624
Financial Liabilities:
    Deposit-type funds                            $      443,607  $      455,667   $      418,615  $      426,602
    Liabilities related to separate accounts             622,483         622,483          427,624         427,624
--------------------------------------------------------------------------------------------------------------------

3.  Income Taxes

The following are federal income taxes paid in the current and prior years that will be available for recoupment in the event of future losses:

          2003                     $    20,863
          2002                          14,604
          2001                          35,324

Federal income taxes incurred at December 31 consist of the following major components:

                                                             2003              2002
----------------------------------------------------------------------------------------
Current federal income taxes
Operations                                           $        15,967  $        15,719
Capital gains                                                  2,251            1,809
----------------------------------------------------------------------------------------
                                                              18,218           17,528
Change in net deferred income taxes                           (1,973)          (2,773)
----------------------------------------------------------------------------------------
    Total federal income taxes incurred              $        16,245  $        14,755
========================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


3.  Income Taxes, (continued)

The difference between the U.S. federal income tax rate and the federal income taxes incurred at December 31 is summarized as follows:

                                                                                2003              2002
------------------------------------------------------------------------------------------------------------
Income before federal income taxes and realized capital losses           $        64,864  $        61,647
Net realized capital losses before federal income taxes and
  transfers to IMR                                                               (10,436)          (4,627)
------------------------------------------------------------------------------------------------------------
Total pretax income                                                               54,428           57,020
Change in non-admitted assets                                                     (2,154)         (10,873)
Tax exempt income                                                                 (6,117)          (3,170)
Nondeductible expenses                                                               666              606
Other                                                                                231             (854)
------------------------------------------------------------------------------------------------------------
                                                                                  47,054           42,729
Statutory tax rate                                                                  0.35             0.35
------------------------------------------------------------------------------------------------------------
                                                                                  16,469           14,955
Tax credits                                                                         (224)            (200)
------------------------------------------------------------------------------------------------------------
      Total federal income taxes incurred                                $        16,245  $        14,755
============================================================================================================

The items that give rise to deferred tax assets and liabilities at December 31 relate to the following:

                                                                                 2003              2002
------------------------------------------------------------------------------------------------------------
Deferred tax assets:
Unrealized investment losses                                             $         4,061  $         5,667
Deferred policy acquisition costs                                                  5,693            5,666
Future policy and contract benefits                                                5,466            6,144
Policyowner dividends                                                              3,657            3,660
Pension and postretirement benefits                                                7,382            7,368
Non-admitted assets                                                               10,385            9,631
Other                                                                              2,333            2,102
------------------------------------------------------------------------------------------------------------
Gross deferred tax assets                                                         38,977           40,238
------------------------------------------------------------------------------------------------------------
Deferred tax liabilities:
Unrealized investment gains                                                       17,140            4,228
Other                                                                              7,216            6,856
------------------------------------------------------------------------------------------------------------
Gross deferred tax liabilities                                                    24,356           11,084
------------------------------------------------------------------------------------------------------------
Net deferred tax asset                                                            14,621           29,154
Less:  non-admitted deferred tax assets                                            4,493           18,650
------------------------------------------------------------------------------------------------------------
Net admitted deferred tax asset                                          $        10,128  $        10,504
============================================================================================================

Increase(decrease) in deferred tax assets non-admitted                   $       (14,157) $        15,323
============================================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)

3.  Income Taxes, (continued)

The change in net deferred income taxes is comprised of the following:

                                                              December 31
                                                         2003             2002             Change
--------------------------------------------------------------------------------------------------------
Gross deferred tax assets                          $        38,977   $        40,238  $        (1,261)
Gross deferred tax liabilities                              24,356            11,084           13,272
--------------------------------------------------------------------------------------------------------
Net deferred tax asset                             $        14,621   $        29,154          (14,533)
======================================================================================
Tax effect of unrealized gains                                                                 16,506
                                                                                     -------------------
Change in net deferred income tax                                                     $         1,973
                                                                                     ===================

                                                              December 31
                                                         2002             2001             Change
--------------------------------------------------------------------------------------------------------
Gross deferred tax assets                          $        40,238   $        35,062  $         5,176
Gross deferred tax liabilities                              11,084            22,752          (11,668)
--------------------------------------------------------------------------------------------------------
Net deferred tax asset                             $        29,154   $        12,310           16,844
======================================================================================
Tax effect of unrealized gains                                                                (14,071)
                                                                                     -------------------
Change in net deferred income tax                                                     $         2,773
                                                                                     ===================

4.  Information Concerning Parent, Subsidiaries and Affiliates

In addition to the Company, AHC is also a 100% owner of Acacia Life Insurance Company (Acacia Life or Acacia), an insurance company domiciled in Washington, D.C., which in turn is a 100% owner of Acacia National Life Insurance Company (Acacia National), an insurance company domiciled in Washington, D.C., and Acacia Financial Corporation (AFCO), which is a holding company of several financial service companies. Principle subsidiaries of AFCO include: Calvert Group Ltd. (Calvert), a provider of investment advisory, management, and administrative services to The Calvert Group of mutual funds and Acacia Federal Savings Bank (AFSB), a federally chartered savings bank, and prior to June 1, 2002, The Advisors Group, Inc. (TAG), a broker dealer.

In 2002, Acacia Life committed its distribution system to the sale of AVLIC variable life and annuity policies, Acacia National entered into reinsurance agreements to cede their variable life and annuity policies to AVLIC, and TAG was transferred from AFCO to AMAL. In return, Acacia Life, Acacia National, and AFCO received shares of newly issued AMAL stock. These transactions were considered related party "economic transactions" under NAIC SAP. The net impact to the Company from these transactions is reflected as a decrease of $399 in common stock affiliated partially offset by the deferred and current tax impacts of ($139) due to the Company's change in investment in AMAL Corporation from 61% to 52.41%.

On December 20, 1999, the Company purchased $25,000 of redeemable preferred stock from Acacia Life Insurance Company. The stock, which pays dividends in an amount per annum equal to 8% and is non-voting, provides for redemption beginning in 2005 with final redemption on or by January 1, 2015.

On January 30, 2003, the Company purchased 520,562 shares of common stock from Acacia Federal Savings Bank valued on that date for $10,000.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


4.  Information Concerning Parent, Subsidiaries and Affiliates, (continued)

As of the close of business on June 30, 2003 the reinsurance agreement with Pathmark Assurance Company and the Company was terminated. As a result of this termination, reserves were transferred from Pathmark to the Company.

The Company received $2,452 in bonds and related accrued interest as of November 30, 2003 in payment of a $2,500 dividend declared by Pathmark Administrators, Inc. The remaining $48 was paid in cash. The bonds were transferred at fair value with the Company recording a deferred gain of $120 to be amortized over the life of the bonds.

The Company had short-term investments of $53 and $10,021 in mutual funds of an affiliate at December 31, 2003 and 2002, respectively.

AVLIC, an affiliate, has a variable insurance trust (VIT). The Company offers, in conjunction with FALIC and AVLIC, the VIT as an investment option to policyowners through their separate accounts. The Company had separate account investments of $4,282 and $537 in the VIT as of December 31, 2003 and 2002, respectively. Affiliates of the Company provide investment advisory and administrative services to the VIT on a fee basis.

The Company offers Calvert Variable Series, Inc. (CVS) mutual funds, an affiliate, to policyowners through the separate accounts. Separate account investments in mutual funds offered through CVS were $71,593 and $55,722 as of December 31, 2003 and 2002, respectively.

During 2002, AMAL Corporation entered into an unsecured loan agreement to borrow up to $20,000 from its parents. The note was amended in 2002 to borrow up to $15,000 and came due on August 15, 2003. At that time the maturity date of the promissory note was amended to be August 13, 2004. The note may be renewed until 2005 and carries an interest rate of LIBOR plus 0.625% (1.8125% at December 31, 2003 and 2.031% at December 31, 2002). Included in short-term investments-affiliated are $5,241 and $5,241 that represent the amount due to the Company from AMAL Corporation at December 31, 2003 and 2002, respectively.

On December 29, 2000, the Company purchased $15,000 of unaffiliated bonds with a maturity date of October 31, 2001, from an affiliate, which are included in short-term investments - unaffiliated. The bonds were purchased at par and had a fair value of $14,400. Another affiliate guaranteed the Company up to 4% of par plus the accrued interest should the Company receive less than par upon maturity. During 2001, the issuing company declared bankruptcy and the bonds were unpaid at maturity. The Company considered the bonds to be impaired and recorded a write-down of $2,400 in 2001. In addition, in 2001 the Company received a promissory note from the affiliate which guaranteed the 4% of par for $600. This note at 3% interest matured and settled on October 31, 2002. The book adjusted carrying value of the bonds as of December 31, 2003 and December 31, 2002, is $12,600 for both years.

The Company has entered into a guarantee agreement with Ameritas Variable Life Insurance Company, whereby the Company guarantees the full, complete and absolute performance of all duties and obligations of this company.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


4.  Information Concerning Parent, Subsidiaries and Affiliates, (continued)

The Company provides technical, financial, legal and marketing support to its affiliates under various administrative service and cost-sharing agreements. Included in miscellaneous income is $11,951 and $15,292 received under administrative service agreements for the years ended December 31, 2003 and 2002, respectively. General insurance expenses have been decreased by $5,950 and $6,648 for the years ended December 31, 2003 and 2002, respectively, under cost-sharing agreements. In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, included as an investment expense and reducing net investment income, totaled $1,373 and $1,301 for the years ended December 31, 2003 and 2002, respectively.

The Company provides technical, financial, legal, marketing and investment advisory support to the Acacia companies under administrative service agreements. The income from these services for the years ended December 31, 2003 and 2002 was $8,043 and $8,602, respectively.

The Company reported the following amounts due from (to) the below listed affiliates. The terms of the intercompany agreements require that these amounts be settled within 30 days.

                                                      Receivable (Payable)

--------------------------------------------------------------------------------
Ameritas Holding Company                                 $        (437)
AMAL Corporation                                                    33
Ameritas Variable Life Insurance Company                         6,374
First Ameritas Life Insurance Corp. of New York                    244
Pathmark Administrators Inc.                                       274
Ameritas Investment Corp.                                        1,206
Ameritas Investment Advisors, Inc.                                  92
Veritas Corp.                                                       10
Acacia Life Insurance Company                                      507
Acacia National Life Insurance Company                             560
Acacia Federal Savings Bank                                         16
Calvert Group, LTD                                                  79
The Advisors Group                                                 (19)
--------------------------------------------------------------------------------

5.  Benefit Plans

Defined Benefit Plan
The Company participates in a non-contributory defined benefit plan (the Plan or the Pension Plan) sponsored by AHC. The Plan was formerly sponsored by the Company as a non-contributory defined benefit pension plan (Ameritas Plan) covering substantially all employees of the Company and AMAL. During 2000 the Ameritas Plan was merged with the Acacia Retirement Plan (Acacia Plan), sponsored by Acacia.

Upon the merger of the Ameritas and Acacia Plans, accumulated benefits of the Plan were frozen, and AHC became the Plan sponsor. Accordingly, the Company's prepaid benefit cost was transferred to AHC, and the Company holds a pre-funded pension expense receivable, due from AHC. During 2003 and 2002, the Company paid $4,240 and $8,700, respectively to AHC which in turn contributed the money to the Plan. The balance of the prefunded pension expense receivable was $9,331 and $8,688 at December 31, 2003 and 2002, respectively, and is a non-admitted asset.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


5.  Benefit Plans, (continued)

Defined Benefit Plan, (continued)
While their pension plans were merged, the separate benefit formulas of the Ameritas Plan and Acacia Plan still exist within the Plan and are used to determine the amount of Plan expense to allocate from AHC to the participating companies. The Company incurred pension expense of $3,597 and $2,875 in 2003 and 2002, respectively, for its participation in the Plan.

The Plan's assets include investments in a deposit administration contract with the Company and investments in two pension separate accounts of the Company, Ameritas Retirement Equity Account and Ameritas Separate Account D. The carrying value of the assets of the Plan invested in the Company and its separate accounts were approximately $97,000 and $78,000 at December 31, 2003 and 2002, respectively. A portion of the separate accounts' assets are invested in mutual funds which are advised by an affiliate of Acacia.

Defined Contribution Plans
The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. Company matching contributions under the defined contribution plan range from 0.5% to 3.0% of the participant's compensation in 2003 and 2002. In addition, for employees who are not Pension Plan participants, the Company makes a contribution of 6.0% of the participant's compensation. Contributions by the Company to the employee and agents defined contribution plans were $2,528 and $2,885 in 2003 and 2002, respectively. A portion of the assets are invested in funds which are advised by an affiliate of Acacia.

The defined contribution plans' assets also include investments in a deposit administration contract with the Company and investments in two pension separate accounts of the Company, the Ameritas Retirement Equity Account and Ameritas Separate Account D. The carrying value of the assets of the Plan invested in the Company and its separate accounts were approximately $153,000 and $125,000 at December 31, 2003 and 2002, respectively. A portion of the separate accounts' assets are invested in mutual funds which are advised by an affiliate of Acacia.

Post-Retirement Benefit Plans
The Company provides certain health care benefits to retired employees. For associates eligible to retire at January 1, 2000, these benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. For associates eligible for retirement after January 1, 2000, benefits will be provided until the associate becomes eligible for Medicare. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the Company's medical plan for the immediately preceding five years.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) became law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The post-retirement benefit obligation and net periodic post-retirement benefit cost in the financial statements and accompanying notes do not reflect the effects of the Act on the Plan. Specific authoritative guidance on the accounting for the federal subsidy currently does not exist and if guidance is issued, could require the Company to change previously reported information.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


5.  Benefit Plans, (continued)

Post-Retirement Benefit Plans, (continued)
The following tables provide a reconciliation of the changes in the post-retirement benefit obligations and fair value of assets for the years ended December 31, 2003 and 2002, and a statement of the funded status as of December 31 of both years:

                                                                         2003            2002
-------------------------------------------------------------------------------------------------
Reconciliation in benefit obligation
    Benefit obligation at beginning of year                   $         2,750  $         2,554
    Service cost                                                          105              119
    Interest cost                                                         173              184
    Actuarial (gain) loss                                                 128              266
    Benefits paid                                                        (442)            (373)
-------------------------------------------------------------------------------------------------
    Benefit obligation at end of year                         $         2,714  $         2,750
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Reconciliation of fair value of plan assets
    Fair value of plan assets at beginning of year            $         1,996  $         1,684
    Actual return on plan assets                                          113              107
    Employer contributions                                                395              433
    Benefits paid                                                        (258)            (228)
-------------------------------------------------------------------------------------------------
    Fair value of plan assets at end of year                  $         2,246  $         1,996
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Funded status
    Funded status at end of year                              $          (468) $          (754)
    Unrecognized net actuarial gain                                      (315)            (493)
    Unrecognized prior service cost                                        (1)              (1)
-------------------------------------------------------------------------------------------------
    Prepaid (accrued) benefit cost                            $          (784) $        (1,248)
-------------------------------------------------------------------------------------------------

Periodic post-retirement medical expense included the following components:

                                                                    Years Ended December 31
-------------------------------------------------------------------------------------------------
                                                                   2003              2002
-------------------------------------------------------------------------------------------------
Service cost                                                  $           105  $           119
Interest cost                                                             173              184
Expected return on plan assets                                           (132)            (112)
Amortization of net gain                                                  (31)             (44)
-------------------------------------------------------------------------------------------------
Net periodic benefit cost                                     $           115  $           147
-------------------------------------------------------------------------------------------------

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


5.  Benefit Plans, (continued)

Post-Retirement Benefit Plans, (continued)
The assumptions used in the measurement of the post-retirement benefit obligations are:

                                                               2003             2002
--------------------------------------------------------------------------------------------
Weighted-average assumptions as of December 31
Discount rate                                                  6.25%            6.75%
Expected return on plan assets                                 7.50             7.50
--------------------------------------------------------------------------------------------

The assumed health care trend line rate used in measuring the accumulated post-retirement benefit obligation was 10% and 5.5% in 2003 and 2002, respectively. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% change in health care trend rates would have the following effects:

--------------------------------------------------------------------------------------------------------
                                                                       1% increase      1% decrease
--------------------------------------------------------------------------------------------------------
Effect on total of service and interest cost components of net           $      7         $     (7)
periodic post-retirement health care benefit cost

Effect on the health care component of the accumulated
post-retirement benefit obligation                                       $     32         $    (32)
--------------------------------------------------------------------------------------------------------

Other Plans
Separate supplemental retirement agreements totaling approximately $9,000 and $8,000 included in other liabilities at December 31, 2003 and 2002, respectively, cover members of the board of directors and certain active and retired employees. These plans are non-contributory and unfunded.

6. Dividend Restrictions

The Company is subject to regulation by the Insurance Department of the State of Nebraska, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. No dividends to parent or affiliated companies were paid in the current or prior year.

7.  Commitments and Contingencies

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guarantee funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company estimated its cost related to past insolvencies and has provided a reserve included in other liabilities of $712 and $675 as of December 31, 2003 and 2002, respectively, and estimated recoveries from premium taxes included in data processing and other admitted assets of $490 and $436 as of December 31, 2003 and 2002, respectively.

From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


7.  Commitments and Contingencies, (continued)

Securities commitments of $28,846 and $43,634 and mortgage loan and real estate commitments of $9,275 and $18,780 were outstanding for investments to be purchased in subsequent years as of December 31, 2003 and 2002, respectively. These commitments have been made in the normal course of business and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of these commitments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyowner. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company's life insurance subsidiaries are members of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

The Company has a $15,000 unsecured line of credit available at December 31, 2003. No balance was outstanding at any time during 2003 or 2002.

8.   Gain or Loss to the Reporting Entity from Uninsured Accident and Health
     Plans

ASO Plans
The gain from operations from administrative services only (ASO) uninsured plans is as follows for the year ended December 31:

                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------
Net reimbursement for administrative expenses (including                         $         5,164  $         5,337
  administrative fees) in excess of actual expenses
Total net other income (expense) (including interest paid to
  or received from ASO uninsured plans)                                                        -                -
--------------------------------------------------------------------------------------------------------------------
Net gain from operations                                                         $         5,164  $         5,337
--------------------------------------------------------------------------------------------------------------------
Total claim payment volume                                                       $        40,216  $        66,656
--------------------------------------------------------------------------------------------------------------------

ASC Plans

The gain from operations from administrative services contract (ASC) uninsured plans is as follows for the year ended December 31:

                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------
Gross reimbursement for medical cost incurred                                    $           251  $           198
Other income or expenses (including interest paid to or
  received from plans)                                                                        16               33
Gross expenses incurred (claims and administrative)                                           13              (19)
--------------------------------------------------------------------------------------------------------------------
Net gain from operations                                                         $           280  $           212
====================================================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


9.  Direct Premiums Written

The Company has one third party administrator, HealthPlan Services, Inc., for which direct premiums written exceed 5% of total surplus. This administrator writes group accident and health business, does not have an exclusive contract, and has been granted the authority for underwriting, premium collection, and binding authority. The total amount of direct premiums written is $38,826 and $40,000 for the years ended December 31, 2003 and 2002, respectively. The Company has no other third party administrators or any managing general agents during these periods.

10.  Other Items

Troubled Debt Restructuring
The Company has several long-term bond holdings with restructured terms. The carrying value as of December 31, 2003 has been written down to $342 whereby the Company included $79 in realized capital losses. The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company's income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method.

Securities on Deposit
Securities with a book/adjusted carrying value of $6,593 and $6,312 at December 31, 2003 and 2002, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

Uncollectibility of Assets
The Company had admitted assets of $858 and $1,130 in accounts receivable for uninsured plans. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company's financial condition.

Participating Contracts
Effective October 1, 1998 (the Effective Date) the Company formed a closed block (the Closed Block) of policies, under an arrangement approved by the Insurance Department of the State of Nebraska, to provide for dividends on policies that were in force on the Effective Date and which were within the classes of individual policies for which the Company had a dividend scale in effect on the Effective Date. The Closed Block was designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the Effective Date, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

11.  Reinsurance

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. The Company conducts reinsurance business with FALIC, AVLIC, Pathmark (prior to July 1, 2003) and other non-affiliated companies.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


11.  Reinsurance, (continued)

Following is a summary of the transactions through reinsurance operations:

                                                                                      Years Ended December 31
                                                                                ------------------------------------
                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------
Premiums:
  Assumed (related party $7,408 and $7,606 in 2003 and 2002)                     $        86,303  $        84,288
  Ceded (related party $10,407 and $21,866 in 2003 and 2002)                              27,587           38,464
Claims:
  Assumed (related party $1,472 and $2,197 in 2003 and 2002)                              55,910           53,411
  Ceded (related party $10,073 and $20,337 in 2003 and 2002)                              19,330           24,203
Reserves:
  Assumed (related party $2,194 and $2,293 in 2003 and 2002)                               3,313            3,274
  Ceded (related party $0 and $135 in 2003 and 2002)                                      34,435           28,533
--------------------------------------------------------------------------------------------------------------------

The Company is not relieved of its primary liability in the event that a reinsurer is unable to meet the obligations ceded under a reinsurance agreement.

12.  Changes in Unpaid Claims and Claim Adjustment Expenses

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------

Balance at January 1                                                             $        31,469  $        32,225
Less reinsurance recoveries                                                               (9,287)         (10,106)
--------------------------------------------------------------------------------------------------------------------
Net balance at January 1                                                                  22,182           22,119
--------------------------------------------------------------------------------------------------------------------

Incurred related to:
    Current year                                                                         243,420          236,178
    Prior year                                                                            (5,129)          (6,015)
--------------------------------------------------------------------------------------------------------------------
        Total incurred                                                                   238,291          230,163
--------------------------------------------------------------------------------------------------------------------

Paid related to:
    Current year                                                                         219,626          213,996
    Prior year                                                                            17,054           16,104
--------------------------------------------------------------------------------------------------------------------
        Total paid                                                                       236,680          230,100
--------------------------------------------------------------------------------------------------------------------

Net balance at December 31                                                                23,793           22,182
Plus reinsurance recoveries                                                               11,246            9,287
Life and Annuity reserves                                                                  2,573            1,950
--------------------------------------------------------------------------------------------------------------------
Total reserve for unpaid claims                                                  $        37,612  $        33,419
====================================================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


12.  Changes in Unpaid Claims and Claim Adjustment Expenses, (continued)

As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $5,129 and $6,015 for the years ended December 31, 2003 and 2002, respectively.

13.  Policy Reserves

The Company waives deduction of deferred fractional premiums due upon death of the insured except on those policies issued prior to April 1, 1962, which are paid by preauthorized check. The Company returns any portion of the final premium beyond the date of death when policy provisions call for such a refund. The Company has policy series which do call for a refund of premium and which do not call for a refund. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. For policies issued prior to March 1986, the mean reserves are based on appropriate multiples of standard rates of mortality. For policies issued March 1986 and later, the substandard mean reserve for this class of business is one-half the gross extra premium.

As of December 31, 2003 and 2002, respectively, the Company had $1,339,464 and $1,077,558 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Insurance Department of the State of Nebraska. Reserves to cover the above insurance totaled $9,215 and $8,627 at December 31, 2003 and 2002, respectively.

14. Analysis of Annuity Reserves and Deposit-type Funds by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

                                                                                     2003
                                                                      ------------------------------------
                                                                           Amount          % of Total
----------------------------------------------------------------------------------------------------------
Subject to discretionary withdrawal:
  With fair value adjustment                                           $       366,313         33.0%
  At book value less current surrender charge of 5% or more                      2,773           .2%
  At fair value                                                                491,181         44.3%
----------------------------------------------------------------------------------------------------------
Total with adjustment or at fair value                                         860,267         77.5%
  At book value without adjustment  (minimal or no charge)                     174,733         15.7%
Not subject to discretionary withdrawal                                         75,842          6.8%
----------------------------------------------------------------------------------------------------------
Total gross and net                                                    $     1,110,842        100.0%
==========================================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


14. Analysis of Annuity Reserves and Deposit-type Funds by Withdrawal Characteristics, (continued)

                                                                                               2002
                                                                                ------------------------------------
                                                                                     Amount          % of Total
--------------------------------------------------------------------------------------------------------------------
Subject to discretionary withdrawal:
  With fair value adjustment                                                     $       342,211         37.5%
  At book value less current surrender charge of 5% or more                                3,858          0.4%
  At fair value                                                                          337,373         37.0%
--------------------------------------------------------------------------------------------------------------------
Total with adjustment or at fair value                                                   683,442         74.9%
  At book value without adjustment  (minimal or no charge)                               147,132         16.1%
Not subject to discretionary withdrawal                                                   81,396          9.0%
--------------------------------------------------------------------------------------------------------------------
Total gross and net                                                              $       911,970        100.0%
====================================================================================================================

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual
Statement, both of which are filed with the Insurance Department of the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)                                        $       122,119  $       125,699
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)            9,087            8,870
Exhibit 7, Line 14, Column 1                                                             443,607          418,615
--------------------------------------------------------------------------------------------------------------------
                                                                                         574,813          553,184
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2                                                         44,848           21,414
Page 3, Line 2, Column 3                                                                 491,181          337,372
--------------------------------------------------------------------------------------------------------------------
Total                                                                            $     1,110,842  $       911,970
====================================================================================================================

15.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

                                                            2003                               2002
                                            ------------------------------------------------------------------------
                    Type                          Gross         Net of Loading        Gross        Net of Loading
--------------------------------------------------------------------------------------------------------------------
Ordinary new business                        $           458   $           215   $           427  $           203
Ordinary renewal                                       4,859             7,218             4,912            6,692
--------------------------------------------------------------------------------------------------------------------
Totals                                       $         5,317   $         7,433   $         5,339  $         6,895
====================================================================================================================

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


16.  Separate Accounts

Information regarding the nonguaranteed separate accounts of the Company is as follows:

                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------
For the years ended December 31:
    Premiums, considerations or deposits                                         $       248,404  $       306,235
--------------------------------------------------------------------------------------------------------------------

At December 31:
Reserves by valuation basis
    Fair value                                                                   $       622,483  $       427,624
====================================================================================================================

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
    At fair value                                                                $       622,483  $       427,624
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
Reconciliation of net transfers to (from) separate accounts at December 31:
Transfers as reported in the statutory statement of operations of the separate accounts annual statement:
    Transfers to separate accounts                                               $        40,831  $        31,818
    Transfers from separate accounts                                                     (17,926)         (22,978)
--------------------------------------------------------------------------------------------------------------------
    Net transfers to separate accounts                                                    22,905            8,840
--------------------------------------------------------------------------------------------------------------------
Reconciling adjustments                                                                        -                -
--------------------------------------------------------------------------------------------------------------------
Net transfers as reported in the statutory statements of operations              $        22,905  $         8,840
  of the Company (included in change in policy reserves)
====================================================================================================================

17.  EDP Equipment and Software

Electronic data processing ("EDP") equipment and operating and nonoperating software consisted of the following at December 31:
                                                                                      2003              2002
--------------------------------------------------------------------------------------------------------------------
Electronic data processing equipment                                             $        15,035  $        16,483
Operating system software                                                                  2,414            2,352
Nonoperating system software                                                              13,363           10,950
--------------------------------------------------------------------------------------------------------------------
    Subtotal                                                                              30,812           29,785
Accumulated depreciation                                                                 (23,897)         (21,936)
--------------------------------------------------------------------------------------------------------------------
Balance, net                                                                     $         6,915  $         7,849
====================================================================================================================

EDP equipment and operating software included in data processing and other admitted assets are $2,942 and $4,777 at December 31, 2003 and 2002, respectively.

Depreciation expense related to EDP equipment and operating and nonoperating software totaled $4,936 and $4,430 for the year ended December 31, 2003 and 2002, respectively.

AMERITAS LIFE INSURANCE CORP.

NOTES TO THE STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2002
(in thousands)


18. Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from accounting principles generally accepted in the United States of America (GAAP). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                                      2003              2002
------------------------------------------------------------------------------------------------
Statutory net income as reported                             $        36,803  $        41,479
Insurance reserves                                                    (1,251)             864
Deferred policy acquisition costs                                     (1,637)          (3,054)
Deferred income taxes and other tax reclassifications                   (858)            (466)
Statutory investment reserves                                           (630)          (2,362)
Earnings of subsidiaries                                              16,280            1,503
Other                                                                 (6,595)             642
 ------------------------------------------------------------------------------------------------
GAAP net income                                              $        42,112  $        38,606
================================================================================================

                                                                      2003              2002
------------------------------------------------------------------------------------------------
Statutory surplus as reported                                $       638,435  $       586,672
Insurance reserves                                                    (2,389)          (1,398)
Deferred policy acquisition costs                                     48,140           48,832
Deferred income taxes                                                (44,563)         (46,238)
Valuation of investments                                              19,311           24,366
Statutory investment reserves                                         44,621           15,146
Subsidiary equity                                                     32,163           36,323
Statutory non-admitted assets                                         34,165           46,167
Other                                                                  2,003           (1,780)
------------------------------------------------------------------------------------------------
GAAP equity                                                  $       771,886  $       708,090
================================================================================================